                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                  Investment Company Act file number 811-4367


                         Columbia Funds Series Trust I
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)



                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3750

Date of fiscal year end: June 30, 2006

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (Section) 3507.

Item 1. Reports to Stockholders

[GRAPHIC] Columbia Management\(R)\

                                                                  --------------

Columbia Small Cap Value Fund I


Annual Report - June 30, 2006

                       NOT FDIC-INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message - Columbia Small Cap Value Fund I


  Table of contents


                       Performance Information        1

                       Understanding Your Expenses    2

                       Economic Update                3

                       Portfolio Manager's Report     4

                       Fund Profile                   6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                   15

                       Statement of Operations       17

                       Statement of Changes in Net
                       Assets                        18

                       Financial Highlights          20

                       Notes to Financial Statements 24

                       Report of Independent
                       Registered Public Accounting
                       Firm                          31

                       Unaudited Information         32

                       Trustees                      33

                       Officers                      36

                       Columbia Funds                38

                       Important Information
                       about This Report             41

  The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson




                     Dear Shareholder:

                     We appreciate your continued confidence in the Columbia Funds. Many of the product changes we have told you about in the prior 18 months have been fully completed. The results have been as we expected -- a more streamlined product offering with lower expense ratios for the majority of our funds. When coupled with the improvements in our investment process, we believe Columbia Management is well positioned to provide you with an array of products to meet your investment needs.

We have also made improvements to our servicing platform. Website enhancements and improved account access at www.columbiafunds.com and a recently upgraded automated phone system available at 800.345.6611 provide you with everything you need to manage your relationship with Columbia 24 hours a day, 7 days a week. The new phone system is equipped with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, you can buy, sell or exchange funds either on-line or over the phone. (Buying shares requires that a link has been established between your bank account and Columbia Funds account). Up to-date performance and pricing information is also available on-line or over the phone. We will continue to look for ways to expand capabilities for you in the future.

So, as you read the enclosed portfolio manager commentary on your fund and what has driven its performance results, be assured that we will not rest on the recent success of our product and service enhancements. We will continue to seek ways to provide you with better financial solutions and consistent, high-quality results. We value your relationship with us and will work hard to earn your continued trust.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Performance Information - Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                          Performance of a $10,000 investment
                          07/01/96 - 06/30/06 ($)

                          sales charge:    without   with
                          Class A          30,204    28,467
                          Class B          27,990    27,990
                          Class C          28,027    28,027
                          Class Z          31,010       n/a

Growth of a $10,000 investment 07/01/96 - 06/30/06

                                    [CHART]

                    Class A shares           Class A shares        Russell 2000
                 without sales charge       with sales charge       Value Index
                ----------------------    ----------------------     --------

   7/1/1996               $10,000                $9,425               $10,000
  7/31/1996                 9,316                 8,780                 9,468
  8/31/1996                 9,728                 9,168                 9,879
  9/30/1996                10,226                 9,638                10,149
 10/31/1996                10,056                 9,478                10,266
 11/30/1996                10,656                10,044                10,819
 12/31/1996                10,726                10,109                11,170
  1/31/1997                10,835                10,212                11,342
  2/28/1997                10,609                 9,999                11,450
  3/31/1997                10,124                 9,542                11,143
  4/30/1997                10,273                 9,682                11,307
  5/31/1997                11,234                10,588                12,207
  6/30/1997                11,953                11,266                12,825
  7/31/1997                12,664                11,936                13,363
  8/31/1997                12,837                12,098                13,576
  9/30/1997                13,689                12,902                14,479
 10/31/1997                13,243                12,481                14,085
 11/30/1997                13,247                12,485                14,240
 12/31/1997                13,286                12,522                14,722
  1/31/1998                13,199                12,440                14,456
  2/28/1998                14,284                13,462                15,331
  3/31/1998                15,106                14,238                15,953
  4/30/1998                15,306                14,426                16,031
  5/31/1998                14,325                13,501                15,464
  6/30/1998                14,217                13,400                15,377
  7/31/1998                12,895                12,154                14,173
  8/31/1998                10,277                 9,686                11,954
  9/30/1998                10,506                 9,901                12,629
 10/31/1998                11,311                10,661                13,004
 11/30/1998                12,188                11,487                13,356
 12/31/1998                12,466                11,749                13,776
  1/31/1999                12,170                11,471                13,463
  2/28/1999                10,928                10,299                12,544
  3/31/1999                10,732                10,115                12,441
  4/30/1999                11,547                10,883                13,577
  5/31/1999                11,945                11,258                13,993
  6/30/1999                12,614                11,889                14,500
  7/31/1999                12,560                11,838                14,156
  8/31/1999                11,782                11,105                13,638
  9/30/1999                11,716                11,043                13,365
 10/31/1999                11,795                11,117                13,098
 11/30/1999                12,156                11,457                13,166
 12/31/1999                12,979                12,232                13,570
  1/31/2000                12,290                11,583                13,215
  2/29/2000                12,859                12,119                14,022
  3/31/2000                13,220                12,460                14,088
  4/30/2000                13,299                12,534                14,171
  5/31/2000                12,963                12,217                13,954
  6/30/2000                13,528                12,750                14,362
  7/31/2000                13,632                12,848                14,840
  8/31/2000                14,742                13,894                15,504
  9/30/2000                14,854                14,000                15,415
 10/31/2000                14,866                14,011                15,360
 11/30/2000                13,748                12,957                15,046
 12/31/2000                15,440                14,552                16,662
  1/31/2001                15,397                14,512                17,122
  2/28/2001                14,921                14,063                17,098
  3/31/2001                14,602                13,762                16,825
  4/30/2001                15,563                14,668                17,604
  5/31/2001                16,099                15,174                18,056
  6/30/2001                16,217                15,285                18,782
  7/31/2001                16,212                15,280                18,361
  8/31/2001                15,919                15,003                18,297
  9/30/2001                14,042                13,234                16,277
 10/31/2001                14,370                13,544                16,702
 11/30/2001                15,369                14,485                17,903
 12/31/2001                16,502                15,553                18,998
  1/31/2002                16,608                15,653                19,251
  2/28/2002                16,888                15,917                19,368
  3/31/2002                18,116                17,074                20,817
  4/30/2002                18,484                17,421                21,550
  5/31/2002                17,853                16,827                20,837
  6/30/2002                17,261                16,268                20,376
  7/31/2002                15,155                14,283                17,348
  8/31/2002                15,431                14,543                17,272
  9/30/2002                14,378                13,552                16,039
 10/31/2002                14,666                13,823                16,279
 11/30/2002                15,801                14,892                17,578
 12/31/2002                15,354                14,471                16,828
  1/31/2003                14,902                14,046                16,353
  2/28/2003                14,138                13,325                15,804
  3/31/2003                14,165                13,350                15,973
  4/30/2003                15,257                14,380                17,490
  5/31/2003                16,522                15,572                19,276
  6/30/2003                16,887                15,916                19,602
  7/31/2003                17,780                16,758                20,580
  8/31/2003                18,593                17,524                21,362
  9/30/2003                18,405                17,347                21,116
 10/31/2003                19,907                18,762                22,837
 11/30/2003                20,697                19,507                23,714
 12/31/2003                21,407                20,176                24,573
  1/31/2004                22,178                20,902                25,423
  2/29/2004                22,544                21,247                25,916
  3/31/2004                22,992                21,670                26,274
  4/30/2004                22,043                20,775                24,915
  5/31/2004                22,182                20,906                25,217
  6/30/2004                23,401                22,056                26,498
  7/31/2004                22,325                21,041                25,279
  8/31/2004                22,220                20,942                25,527
  9/30/2004                23,131                21,801                26,537
 10/31/2004                23,460                22,111                26,949
 11/30/2004                25,585                24,114                29,339
 12/31/2004                26,289                24,777                30,040
  1/31/2005                25,355                23,897                28,878
  2/28/2005                25,921                24,430                29,452
  3/31/2005                25,480                24,015                28,846
  4/30/2005                23,974                22,596                27,357
  5/31/2005                24,945                23,511                29,026
  6/30/2005                25,975                24,482                30,309
  7/31/2005                27,459                25,880                32,034
  8/31/2005                27,061                25,505                31,297
  9/30/2005                27,410                25,834                31,244
 10/31/2005                26,886                25,340                30,459
 11/30/2005                27,940                26,333                31,696
 12/31/2005                27,675                26,083                31,452
  1/31/2006                29,974                28,251                34,053
  2/28/2006                29,842                28,126                34,050
  3/31/2006                31,212                29,418                35,698
  4/30/2006                31,659                29,838                35,794
  5/30/2006                30,129                28,397                34,312
  6/30/2006                30,204                28,467                34,738

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 06/30/06 (%)

Share class                                    A             B             C             Z
-------------------------------------------------------------------------------------------------
Inception                                      07/25/86      11/09/92      01/15/96      07/31/95
-------------------------------------------------------------------------------------------------
Sales charge                                   without with  without with  without with  without
1-year                                         16.25    9.56 15.36   10.36 15.37   14.37 16.51
5-year                                         13.24   11.91 12.39   12.14 12.40   12.40 13.56
10-year                                        11.69   11.03 10.84   10.84 10.86   10.86 11.98

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.
All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses - Columbia Small Cap Value Fund I


  Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated using the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

.. For shareholders who receive their account statements from Columbia
  Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/06 - 06/30/06

            Account value         Account value                           Fund's
               at the                at the            Expenses paid    annualized
          beginning of the         end of the           during the       expense
             period ($)            period ($)           period ($)      ratio (%)
        Actual   Hypothetical Actual   Hypothetical Actual Hypothetical Actual
Class A 1,000.00 1,000.00     1,091.10 1,018.35      6.74   6.51           1.30
Class B 1,000.00 1,000.00     1,086.98 1,014.63     10.61  10.24           2.05
Class C 1,000.00 1,000.00     1,087.03 1,014.63     10.61  10.24           2.05
Class Z 1,000.00 1,000.00     1,092.38 1,019.59      5.45   5.26           1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the transfer agent not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Economic Update - Columbia Small Cap Value Fund I

  Summary

  For the 12-month period ended June 30, 2006
..  Despite volatility, the broad stock market, as measured by the S&P 500
   Index, returned 8.63%. Small-cap stocks did better than large- and mid-cap stocks, as measured by the Russell 2000 Index.


                                              [GRAPHIC] +8.63%
                                                        S&P Index


                                              [GRAPHIC] +14.58%
                                                        Russell Index


..  Investment-grade bonds delivered negative returns, as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Only Index.

                                           [GRAPHIC] -0.81%
                                                     Lehman Index


                                           [GRAPHIC] +4.65%
                                                     Merrill Lynch Index


The US economy grew at a solid but uneven pace during the 12-month period that began July 1, 2005 and ended June 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth provided support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late last summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%. Job growth resumed at a healthy pace, and consumer confidence rebounded. Yet, the once strong housing market has shown signs of slowing. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets. Consumer spending growth edged lower in the final months of the period, and economic growth declined to 2.5% for the last quarter of the reporting period.

Eight short-term rate hikes -- and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 3.25% to 5.25% in eight consecutive one-quarter point increases. In the wake of hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, outgoing Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index -- a broad measure of large company stock market performance -- returned a respectable 8.63% for this reporting period. Small- and mid-cap stocks did even better. The Russell 2000(R) Index returned 14.58% while the Russell Midcap Index returned 13.66%. Energy stocks led the US stock market as commodity prices continued to climb. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 26.56%.

After a solid start, bond market sputters

The US bond market headed downward during the period as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, rose more than one full percentage point and ended the period at 5.14%. In this environment, the Lehman Brothers Aggregate Bond Index returned negative 0.81% for the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Only Index returned 4.65%.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
The MSCI EAFE is a free float-market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues with at least $250 par amount outstanding and with at least one year to final maturity.
The Merrill Lynch US High Yield, Cash Pay Only Index tracks the daily price, pay days, and total return performance of non-investment-grade corporate bonds. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Portfolio Manager's Report - Columbia Small Cap Value Fund I



  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

  Summary

.. For the 12-month period ended June 30, 2006, the fund's class A shares returned 16.25% without sales charge.

.. The fund beat its benchmark, the Russell 2000(R) Value Index, and the average for its peer group, the Morningstar Small Value Category.

.. Sector allocation, as well as stock selection in the financials, information technology and consumer staples sectors, helped the fund come out ahead of its benchmark and peer group.

                         Net asset value per share

                         as of 06/30/06 ($)
                         Class A                   48.03
                         Class B                   41.75
                         Class C                   43.60
                         Class Z                   49.79
                         Distributions declared per share

                         07/01/05 - 06/30/06 ($)
                         Class A                    1.97
                         Class B                    1.97
                         Class C                    1.97
                         Class Z                    1.98

For the 12-month period ended June 30, 2006, Columbia Small Cap Value Fund I class A shares returned 16.25% without sales charge. The fund beat the Russell 2000 Value Index, which returned 14.61%, and the Morningstar Small Value Category average, which was 12.64%. Sector allocation and stock selection were nearly equal contributors in helping the fund outpace the Russell index. Stock picking was especially strong in the financials, information technology and consumer staples sectors, while the fund's energy and information technology sector weights made a positive contribution relative to the index. Our focus remained on companies that we believe have strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations.

Small-cap stocks post another year of gains

Small-cap stocks led the market's rise, as investors' appetite for risk remained strong and earnings growth solid. An accommodative lending environment further aided small companies. In the second quarter, mounting uncertainty over the Federal Reserve's next moves and a tightening of global liquidity led to increased market volatility. Small-cap stocks suffered in the downturn, but recovered as inflation fears subsided near the end of the period.

Financials stocks delivered superior returns

The fund's most impressive returns came from financial stocks, particularly specialty financials, insurers, and real estate investment trusts (REITs) that we had bought at attractive valuations. Our focus was on companies that we believed could profit from rising interest rates. In the specialty finance group, Cash America International, Inc. (0.8% of net assets), a pawn shop operator in the United States and United Kingdom, stood out. It benefited from growing demand for its services, higher interest rates and rising gold and silver prices. Insurers that realized rate increases after the Gulf Coast hurricanes also did quite well. Among them was Navigators Group, Inc. (0.8% of net assets), which specializes in insurance for marine boats and offshore energy rigs. The fund did well to have a below-average stake in REITs, which lagged other financial industries, and benefited from its focus on economically-sensitive issues, such as apartments, office parks and industrials.

Energy stocks were strong

Stock selection in the energy sector boosted returns. In addition, the fund had slightly more exposure to the sector than the index -- which amplified the impact of its good returns. Winners included Lufkin Industries, Inc. (0.9% of net assets), Western Gas Resources, Inc. (0.7% of net assets) and Maverick Tube Corp. (no longer in the portfolio). Lufkin, which makes parts for oil well equipment, benefited from increased investor attention. Western Gas, an exploration and production company, and Maverick, which supplies tubular goods for drillers and pipeline companies, rallied

(C)2005 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Small Cap Value Fund I

(continued)

sharply following buyout offers. In addition, Peabody Energy Corp. (.5% of net assets), the largest publicly held coal company in the world, had a stellar year as coal prices climbed and the company's market share grew. Consumer staples stocks further aided returns, buoyed by investments in specialty food companies that produced strong gains.

Quality bias hampered health care returns

Stock selection in health care detracted from performance, as the relatively inexpensive, high-quality stocks the fund owned trailed higher-risk names in the sector. We had no exposure to biotechnology or to specialty pharmaceutical stocks. In addition, many of the fund's health care service and facilities stocks posted disappointing returns. Detractors included Kindred Healthcare, Inc. (0.6% of net assets), an operator of hospital and nursing facilities, whose stock price fell amid concerns the government would freeze or reduce certain hospital payment rates.

Slower economic growth ahead?

Going forward, we expect economic growth to slow and interest rates to creep higher. How small-cap stocks fare will largely depend on whether investors remain comfortable with the risk associated with smaller companies as well as the lending environment for small companies. Access to the capital markets is an important element in funding growth for small companies. We believe the fund's quality bias should stand it in good stead if investors gravitate toward companies with stronger financial conditions in an environment of slower economic growth.

Stephen Barbaro

Stephen Barbaro has managed or co-managed the Columbia Small Cap Value Fund I since June 2002 and has been with advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Fund Profile - Columbia Small Cap Value Fund I


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

  Summary

                                            [GRAPHIC] 16.25%
                                                      Class A Shares


                                            [GRAPHIC] 14.61%
                                                      Russell 2000 Value
                                                      Index

  Management Style

  Equity Style
                                      [GRAPHIC]




  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

                       Top 10 holdings as of 06/30/06 (%)
                       Precision Castparts Corp.      1.2
                       Harsco Corp.                   1.0
                       Pediatrix Medical Group, Inc.  0.9
                       Greif, Inc.                    0.9
                       MPS Group, Inc.                0.9
                       KHD Humboldt Wedag
                        International, Ltd.           0.9
                       Carpenter Technology Corp.     0.9
                       Genlyte Group, Inc.            0.9
                       Lufkin Industries, Inc.        0.9
                       Eagle Materials, Inc.          0.9

                          Top 5 sectors as of 06/30/06 (%)
                          Financials                27.6
                          Industrials               17.7
                          Information technology    15.0
                          Consumer discretionary     9.5
                          Health care                8.6



Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings.
Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

Investment Portfolio - Columbia Small Cap Value Fund I (June 30, 2006)

Common Stocks - 99.6%

Consumer Discretionary - 9.5%                                          Shares  Value ($)
Auto Components - 1.0%          BorgWarner, Inc.                        78,600  5,116,860
                                Modine Manufacturing Co.               122,143  2,853,261
                                -------------------------------------- ------- ----------
                                Auto Components Total                           7,970,121

Distributors - 0.4%             Building Material Holding Corp.        104,786  2,920,386
                                -------------------------------------- ------- ----------
                                Distributors Total                              2,920,386

Hotels, Restaurants &           Landry's Restaurants, Inc.             130,400  4,231,480
Leisure - 2.2%                  Lone Star Steakhouse & Saloon, Inc.    174,507  4,577,319
                                Multimedia Games, Inc. (a)              15,717    159,213
                                Scientific Games Corp., Class A (a)    177,980  6,339,647
                                Vail Resorts, Inc. (a)                  78,500  2,912,350
                                -------------------------------------- ------- ----------
                                Hotels, Restaurants & Leisure Total            18,220,009

Household Durables - 1.7%       American Greetings Corp., Class A      286,000  6,008,860
                                CSS Industries, Inc.                    81,400  2,340,250
                                Furniture Brands International, Inc.   120,600  2,513,304
                                Kimball International, Inc., Class B   175,234  3,453,862
                                -------------------------------------- ------- ----------
                                Household Durables Total                       14,316,276

Media - 0.3%                    4Kids Entertainment, Inc. (a)          155,000  2,512,550
                                -------------------------------------- ------- ----------
                                Media Total                                     2,512,550

Specialty Retail - 2.3%         Borders Group, Inc.                    125,980  2,325,591
                                GameStop Corp., Class A (a)             94,440  3,966,480
                                Monro Muffler, Inc.                    134,366  4,374,957
                                Payless Shoesource, Inc. (a)           104,580  2,841,438
                                Rent-A-Center, Inc. (a)                124,180  3,087,115
                                Zale Corp. (a)                         108,880  2,622,919
                                -------------------------------------- ------- ----------
                                Specialty Retail Total                         19,218,500

Textiles, Apparel & Luxury      Delta Apparel, Inc.                     97,900  1,678,006
Goods - 1.6%                    Hampshire Group Ltd. (a)               182,100  3,095,700
                                Hartmarx Corp. (a)                     291,398  1,748,388
                                Stride Rite Corp.                      161,300  2,127,547
                                Wolverine World Wide, Inc.             190,760  4,450,431
                                -------------------------------------- ------- ----------
                                Textiles, Apparel & Luxury Goods Total         13,100,072
Consumer Discretionary Total                                                   78,257,914
Consumer Staples - 3.3%
Food & Staples Retailing - 1.0% BJ's Wholesale Club, Inc. (a)           70,500  1,998,675
                                Weis Markets, Inc.                     158,230  6,519,076
                                -------------------------------------- ------- ----------
                                Food & Staples Retailing Total                  8,517,751

Food Products - 2.3%            Flowers Foods, Inc.                     98,159  2,811,274
                                J&J Snack Foods Corp.                   86,734  2,868,293
                                Lancaster Colony Corp.                  75,780  2,991,036
                                Lance, Inc.                            127,100  2,925,842
                                Maui Land & Pineapple Co., Inc. (a)     54,700  2,067,660

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Consumer Staples (continued)                                          Shares  Value ($)
Food Products (continued)    Premium Standard Farms, Inc.             112,686  1,828,894
                             Ralcorp Holdings, Inc. (a)                75,600  3,215,268
                             ---------------------------------------- ------- ----------
                             Food Products Total                              18,708,267
Consumer Staples Total                                                        27,226,018
Energy - 6.0%
Energy Equipment &           Complete Production Services, Inc. (a)    72,204  1,706,903
Services - 2.7%              Grey Wolf, Inc. (a)                      491,600  3,785,320
                             Lone Star Technologies, Inc. (a)          30,240  1,633,565
                             Lufkin Industries, Inc.                  126,035  7,490,260
                             NS Group, Inc. (a)                        39,340  2,166,847
                             Superior Well Services, Inc. (a)          37,500    933,750
                             Trico Marine Services, Inc. (a)          123,259  4,190,806
                             ---------------------------------------- ------- ----------
                             Energy Equipment & Services Total                21,907,451

Oil, Gas & Consumable        Alpha Natural Resources, Inc. (a)        116,940  2,294,363
Fuels - 3.3%                 Bois d'Arc Energy, Inc. (a)              115,454  1,901,527
                             Comstock Resources, Inc. (a)              50,150  1,497,479
                             Harvest Natural Resources, Inc. (a)      227,600  3,081,704
                             Nordic American Tanker Shipping           98,227  3,580,374
                             Peabody Energy Corp.                      71,000  3,958,250
                             Range Resources Corp.                    185,380  5,040,482
                             Western Gas Resources, Inc.               98,728  5,908,871
                             ---------------------------------------- ------- ----------
                             Oil, Gas & Consumable Fuels Total                27,263,050
Energy Total                                                                  49,170,501
Financials - 27.6%
Capital Markets - 0.9%       Piper Jaffray Companies, Inc. (a)         75,180  4,601,768
                             Thomas Weisel Partners Group, Inc. (a)   131,877  2,506,982
                             ---------------------------------------- ------- ----------
                             Capital Markets Total                             7,108,750

Commercial Banks - 11.4%     Bancfirst Corp.                           59,170  2,647,858
                             BancTrust Financial Group, Inc.          114,598  2,689,615
                             Bank of Granite Corp.                    164,172  3,419,703
                             Bryn Mawr Bank Corp.                     133,964  2,968,642
                             Capitol Bancorp Ltd.                     142,349  5,544,494
                             Central Pacific Financial Corp.           54,245  2,099,282
                             Chemical Financial Corp.                 148,489  4,543,763
                             Chittenden Corp.                         146,350  3,783,147
                             Citizens Banking Corp.                   160,430  3,916,096
                             City Holding Co.                          82,700  2,988,778
                             Columbia Banking System, Inc.            102,950  3,848,271
                             Community Trust Bancorp, Inc.            118,194  4,128,516
                             First Citizens BancShares, Inc., Class A  13,080  2,622,540
                             First Financial Bankshares, Inc.          84,338  3,081,711
                             First Financial Corp.                    109,250  3,278,592
                             Mass Financial Corp., Class A (a)        283,170    453,072
                             Merchants Bancshares, Inc.               112,082  2,706,780

                                See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Financials (continued)                                                       Shares  Value ($)
Commercial Banks (continued)  Mid-State Bancshares                           179,810  5,034,680
                              Northrim BanCorp, Inc.                         110,600  2,776,060
                              S&T Bancorp, Inc.                               84,050  2,792,982
                              Sandy Spring Bancorp, Inc.                      68,416  2,467,081
                              Sterling Bancorp NY                            143,420  2,796,690
                              Susquehanna Bancshares, Inc.                   163,000  3,895,700
                              Taylor Capital Group, Inc.                      63,815  2,604,290
                              TriCo Bancshares                               146,273  4,004,955
                              Trustmark Corp.                                 82,700  2,561,219
                              UMB Financial Corp.                            150,400  5,014,336
                              Whitney Holding Corp.                          156,620  5,539,649
                              ---------------------------------------------- ------- ----------
                              Commercial Banks Total                                 94,208,502

Consumer Finance - 1.4%       Advance America Cash Advance Centers, Inc.     283,540  4,973,292
                              Cash America International, Inc.               216,000  6,912,000
                              ---------------------------------------------- ------- ----------
                              Consumer Finance Total                                 11,885,292

Insurance - 7.0%              American Physicians Capital, Inc. (a)           77,750  4,088,873
                              AmerUs Group Co.                                55,300  3,237,815
                              Baldwin & Lyons, Inc., Class B                 112,828  2,877,114
                              CNA Surety Corp. (a)                           215,300  3,720,384
                              Commerce Group, Inc.                           123,600  3,651,144
                              Delphi Financial Group, Inc., Class A          157,703  5,734,081
                              Harleysville Group, Inc.                       128,650  4,080,778
                              Horace Mann Educators Corp.                    188,159  3,189,295
                              KMG America Corp. (a)                          337,076  2,989,864
                              National Western Life Insurance Co., Class A    10,743  2,574,560
                              Navigators Group, Inc. (a)                     149,316  6,543,027
                              Phoenix Companies, Inc.                        296,200  4,170,496
                              ProCentury Corp.                               253,019  3,468,890
                              RLI Corp.                                       77,081  3,713,763
                              United America Indemnity Ltd., Class A (a)     186,010  3,876,448
                              ---------------------------------------------- ------- ----------
                              Insurance Total                                        57,916,532

Real Estate Investment Trusts Alexandria Real Estate Equities, Inc., REIT     20,920  1,855,186
(REITs) - 6.1%                Cousins Properties, Inc., REIT                 108,680  3,361,472
                              EastGroup Properties, Inc., REIT                47,650  2,224,302
                              Equity One, Inc., REIT                         139,500  2,915,550
                              Franklin Street Properties Corp., REIT         174,010  3,424,517
                              Getty Realty Corp., REIT                       122,130  3,473,377
                              Healthcare Realty Trust, Inc.                  116,150  3,699,377
                              Highland Hospitality Corp., REIT               238,900  3,363,712
                              Lexington Corporate Properties Trust, REIT     142,425  3,076,380
                              Mid-America Apartment Communities, Inc., REIT  118,640  6,614,180
                              PS Business Parks, Inc., REIT                   72,400  4,271,600
                              Strategic Hotel Capital, Inc., REIT            135,100  2,801,974
                              U-Store-It Trust, REIT                         175,650  3,312,759
                              Universal Health Realty Income Trust, REIT      89,630  2,809,901
                              Urstadt Biddle Properties, Inc., Class A, REIT 175,830  2,864,271
                              ---------------------------------------------- ------- ----------
                              Real Estate Investment Trusts (REITs) Total            50,068,558

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Financials (continued)                                                             Shares  Value ($)
Thrifts & Mortgage Finance - 0.8% Corus Bankshares, Inc.                           155,500   4,070,990
                                  TrustCo Bank Corp. NY                            213,810   2,356,186
                                  ------------------------------------------------ ------- -----------
                                  Thrifts & Mortgage Finance Total                           6,427,176
Financials Total                                                                           227,614,810
Health Care - 8.6%
Health Care Equipment &           Analogic Corp.                                    46,730   2,178,085
Supplies - 2.4%                   DJ Orthopedics, Inc. (a)                          61,560   2,267,255
                                  Greatbatch, Inc. (a)                              86,734   2,046,922
                                  Haemonetics Corp. (a)                             95,660   4,449,147
                                  STERIS Corp.                                     221,560   5,064,862
                                  Viasys Healthcare, Inc. (a)                       76,500   1,958,400
                                  Vital Signs, Inc.                                 37,170   1,841,030
                                  ------------------------------------------------ ------- -----------
                                  Health Care Equipment & Supplies Total                    19,805,701

Health Care Providers &           Cross Country Healthcare, Inc. (a)               205,040   3,729,678
Services - 4.6%                   Genesis HealthCare Corp. (a)                     104,450   4,947,797
                                  Gentiva Health Services, Inc. (a)                214,900   3,444,847
                                  Hooper Holmes, Inc.                              350,800   1,069,940
                                  Kindred Healthcare, Inc. (a)                     188,200   4,893,200
                                  Owens & Minor, Inc.                               94,600   2,705,560
                                  Pediatrix Medical Group, Inc. (a)                173,000   7,836,900
                                  RehabCare Group, Inc. (a)                         18,932     329,038
                                  Res-Care, Inc. (a)                               189,170   3,783,400
                                  Symbion, Inc. (a)                                120,420   2,499,919
                                  United Surgical Partners International, Inc. (a)  94,600   2,844,622
                                  ------------------------------------------------ ------- -----------
                                  Health Care Providers & Services Total                    38,084,901

Life Sciences Tools &             Bio-Rad Laboratories, Inc., Class A (a)           56,520   3,670,409
Services - 1.3%                   PAREXEL International Corp. (a)                  172,600   4,979,510
                                  Varian, Inc. (a)                                  46,760   1,941,007
                                  ------------------------------------------------ ------- -----------
                                  Life Sciences Tools & Services Total                      10,590,926

Pharmaceuticals - 0.3%            Alpharma, Inc., Class A                          106,460   2,559,298
                                  ------------------------------------------------ ------- -----------
                                  Pharmaceuticals Total                                      2,559,298
Health Care Total                                                                           71,040,826
Industrials - 17.7%
Aerospace & Defense - 2.7%        AAR Corp. (a)                                    197,202   4,383,801
                                  Esterline Technologies Corp. (a)                 135,400   5,631,286
                                  Moog, Inc., Class A (a)                           67,820   2,320,800
                                  Precision Castparts Corp.                        161,200   9,633,312
                                  ------------------------------------------------ ------- -----------
                                  Aerospace & Defense Total                                 21,969,199

Airlines - 1.1%                   JetBlue Airways Corp. (a)                        251,900   3,058,066
                                  Republic Airways Holdings, Inc. (a)              139,840   2,380,077
                                  Skywest, Inc.                                    147,300   3,653,040
                                  ------------------------------------------------ ------- -----------
                                  Airlines Total                                             9,091,183

                                See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Industrials (continued)                                                        Shares  Value ($)
Building Products - 1.3%             Goodman Global, Inc. (a)                  126,532   1,920,756
                                     Lennox International, Inc.                 91,640   2,426,627
                                     NCI Building Systems, Inc. (a)            122,880   6,533,529
                                     ----------------------------------------- ------- -----------
                                     Building Products Total                            10,880,912

Commercial Services &                ABM Industries, Inc.                      147,000   2,513,700
Supplies - 3.8%                      Banta Corp.                                65,430   3,031,372
                                     Casella Waste Systems, Inc., Class A (a)  308,290   4,035,516
                                     CBIZ, Inc. (a)                            186,105   1,379,038
                                     Consolidated Graphics, Inc. (a)           138,000   7,184,280
                                     Healthcare Services Group, Inc.           172,355   3,610,837
                                     Korn/Ferry International (a)              140,750   2,757,292
                                     TeleTech Holdings, Inc. (a)               291,100   3,685,326
                                     United Stationers, Inc. (a)                65,830   3,246,736
                                     ----------------------------------------- ------- -----------
                                     Commercial Services & Supplies Total               31,444,097

Construction & Engineering - 2.0%    EMCOR Group, Inc. (a)                      91,800   4,467,906
                                     KHD Humboldt Wedag International Ltd. (a) 286,470   7,697,449
                                     Washington Group International, Inc. (a)   88,500   4,720,590
                                     ----------------------------------------- ------- -----------
                                     Construction & Engineering Total                   16,885,945

Electrical Equipment - 1.9%          Belden CDT, Inc.                           89,850   2,969,543
                                     Genlyte Group, Inc. (a)                   105,336   7,629,486
                                     Woodward Governor Co.                     155,500   4,744,305
                                     ----------------------------------------- ------- -----------
                                     Electrical Equipment Total                         15,343,334

Machinery - 2.0%                     Briggs & Stratton Corp.                    49,250   1,532,167
                                     EnPro Industries, Inc. (a)                148,500   4,989,600
                                     Harsco Corp.                              105,900   8,255,964
                                     Kadant, Inc. (a)                           65,104   1,497,392
                                     ----------------------------------------- ------- -----------
                                     Machinery Total                                    16,275,123

Road & Rail - 1.7%                   Dollar Thrifty Automotive Group (a)        46,500   2,095,755
                                     Ryder System, Inc.                         63,000   3,681,090
                                     Swift Transportation Co., Inc. (a)         60,610   1,924,974
                                     Werner Enterprises, Inc.                  294,150   5,962,420
                                     ----------------------------------------- ------- -----------
                                     Road & Rail Total                                  13,664,239

Trading Companies &                  Kaman Corp.                                83,200   1,514,240
Distributors - 1.0%                  Watsco, Inc.                              110,830   6,629,851
                                     ----------------------------------------- ------- -----------
                                     Trading Companies & Distributors Total              8,144,091

Transportation Infrastructure - 0.2% Interpool, Inc.                            84,890   1,886,256
                                     ----------------------------------------- ------- -----------
                                     Transportation Infrastructure Total                 1,886,256
Industrials Total                                                                      145,584,379

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Information Technology - 15.0%                                                      Shares  Value ($)
Communications Equipment - 1.5% Anaren, Inc. (a)                                    242,750  4,973,948
                                Black Box Corp.                                      56,800  2,177,144
                                Dycom Industries, Inc. (a)                          177,700  3,783,233
                                Tollgrade Communications, Inc. (a)                  149,410  1,449,277
                                --------------------------------------------------- ------- ----------
                                Communications Equipment Total                              12,383,602

Computers & Peripherals - 1.0%  Electronics for Imaging, Inc. (a)                   169,350  3,536,028
                                Emulex Corp. (a)                                    119,460  1,943,614
                                Imation Corp.                                        73,700  3,025,385
                                Mobility Electronics, Inc. (a)                        9,272     67,315
                                --------------------------------------------------- ------- ----------
                                Computers & Peripherals Total                                8,572,342

Electronic Equipment &          Agilysys, Inc.                                      115,479  2,078,622
Instruments - 3.5%              Anixter International, Inc.                          77,700  3,687,642
                                Benchmark Electronics, Inc. (a)                     174,450  4,207,734
                                Brightpoint, Inc. (a)                               366,714  4,961,640
                                Coherent, Inc. (a)                                   73,168  2,467,957
                                MTS Systems Corp.                                   103,582  4,092,525
                                NAM TAI Electronics, Inc.                           125,500  2,807,435
                                Vishay Intertechnology, Inc. (a)                    311,500  4,899,895
                                --------------------------------------------------- ------- ----------
                                Electronic Equipment & Instruments Total                    29,203,450

Internet Software &             Digitas, Inc. (a)                                   118,220  1,373,716
Services - 0.3%                 Keynote Systems, Inc. (a)                            68,250    703,658
                                --------------------------------------------------- ------- ----------
                                Internet Software & Services Total                           2,077,374

IT Services - 1.8%              Acxiom Corp.                                        207,411  5,185,275
                                MAXIMUS, Inc.                                        63,090  1,460,533
                                MPS Group, Inc. (a)                                 514,050  7,741,593
                                --------------------------------------------------- ------- ----------
                                IT Services Total                                           14,387,401

Semiconductors & Semiconductor  Actel Corp. (a)                                     151,580  2,175,173
Equipment - 3.7%                Advanced Energy Industries, Inc. (a)                142,420  1,885,641
                                Asyst Technologies, Inc. (a)                        267,134  2,011,519
                                ATMI, Inc. (a)                                       95,820  2,359,088
                                Brooks Automation, Inc. (a)                         116,265  1,371,927
                                Cymer, Inc. (a)                                      47,260  2,195,700
                                Exar Corp. (a)                                      177,100  2,350,117
                                Fairchild Semiconductor International, Inc. (a)     204,500  3,715,765
                                MEMC Electronic Materials, Inc. (a)                  90,480  3,393,000
                                Standard Microsystems Corp. (a)                     158,300  3,455,689
                                Varian Semiconductor Equipment Associates, Inc. (a)  93,575  3,051,481
                                Veeco Instruments, Inc. (a)                         119,630  2,851,979
                                --------------------------------------------------- ------- ----------
                                Semiconductors & Semiconductor Equipment Total              30,817,079

Software - 3.2%                 Captaris, Inc. (a)                                  364,400  1,694,460
                                Intergraph Corp. (a)                                 70,470  2,219,100
                                Internet Security Systems, Inc. (a)                 166,950  3,147,008
                                Lawson Software, Inc. (a)                           431,650  2,892,055
                                MSC.Software Corp. (a)                              232,500  4,161,750
                                Sybase, Inc. (a)                                    149,150  2,893,510

                                See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Information Technology - (continued)                                               Shares  Value ($)
Software (continued)             Synchronoss Technologies, Inc. (a)                210,846   1,830,143
                                 Transaction Systems Architects, Inc., Class A (a) 173,800   7,245,722
                                 ------------------------------------------------- ------- -----------
                                 Software Total                                             26,083,748
Information Technology Total                                                               123,524,996
Materials - 7.9%
Chemicals - 1.8%                 Cytec Industries, Inc.                             76,172   4,087,390
                                 H.B. Fuller Co.                                   122,400   5,332,968
                                 Minerals Technologies, Inc.                        62,700   3,260,400
                                 Sensient Technologies Corp.                       106,200   2,220,642
                                 ------------------------------------------------- ------- -----------
                                 Chemicals Total                                            14,901,400

Construction Materials - 0.9%    Eagle Materials, Inc.                             153,200   7,277,000
                                 ------------------------------------------------- ------- -----------
                                 Construction Materials Total                                7,277,000

Containers & Packaging - 1.3%    AptarGroup, Inc.                                   62,000   3,075,820
                                 Greif, Inc., Class A                              103,500   7,758,360
                                 ------------------------------------------------- ------- -----------
                                 Containers & Packaging Total                               10,834,180

Metals & Mining - 3.1%           AMCOL International Corp.                          96,500   2,542,775
                                 Carpenter Technology Corp.                         66,100   7,634,550
                                 Metal Management, Inc.                            132,870   4,068,479
                                 RTI International Metals, Inc. (a)                 92,400   5,159,616
                                 Worthington Industries, Inc.                      294,060   6,160,557
                                 ------------------------------------------------- ------- -----------
                                 Metals & Mining Total                                      25,565,977

Paper & Forest Products - 0.8%   Glatfelter Co.                                    243,750   3,868,312
                                 Mercer International, Inc. (a)                    317,400   2,755,032
                                 ------------------------------------------------- ------- -----------
                                 Paper & Forest Products Total                               6,623,344
Materials Total                                                                             65,201,901
Telecommunication Services - 0.5%
Diversified Telecommunication    North Pittsburgh Systems, Inc.                    110,613   3,048,494
Services - 0.5%                  Talk America Holdings, Inc. (a)                   217,561   1,346,703
                                 ------------------------------------------------- ------- -----------
                                 Diversified Telecommunication Services Total                4,395,197
Telecommunication Services Total                                                             4,395,197
Utilities - 3.5%
Electric Utilities - 1.8%        ALLETE, Inc.                                       63,600   3,011,460
                                 El Paso Electric Co. (a)                          175,700   3,542,112
                                 Maine & Maritimes Corp.                            35,100     547,560
                                 MGE Energy, Inc.                                   61,186   1,905,944
                                 Otter Tail Corp.                                   88,900   2,429,637
                                 Puget Energy, Inc.                                151,500   3,254,220
                                 ------------------------------------------------- ------- -----------
                                 Electric Utilities Total                                   14,690,933

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)

Utilities - (continued)                                                          Shares    Value ($)
Gas Utilities - 1.1%         Cascade Natural Gas Corp.                             122,950   2,593,016
                             Northwest Natural Gas Co.                              87,200   3,229,016
                             WGL Holdings, Inc.                                    114,050   3,301,747
                             --------------------------------------------------- --------- -----------
                             Gas Utilities Total                                             9,123,779

Multi-Utilities - 0.6%       CH Energy Group, Inc.                                 104,800   5,030,400
                             --------------------------------------------------- --------- -----------
                             Multi-Utilities Total                                           5,030,400
Utilities Total                                                                             28,845,112
                             Total Common Stocks (Cost of $572,329,527)                    820,861,654
Short-Term Obligation - 1.2%
                             Repurchase agreement with State Street Bank & Trust
                             Co., dated 06/30/06, due 07/03/06 at 4.40%,
                             collateralized by a U.S. Treasury Bond maturing
                             05/15/21, market value of $9,738,225 (repurchase
                             proceeds $9,547,499)                                9,544,000   9,544,000
                             --------------------------------------------------- --------- -----------
                             Total Short-Term Obligation (Cost of $9,544,000)                9,544,000

                             --------------------------------------------------- --------- -----------
                             Total Investments - 100.8% (Cost of $581,873,527) (b)         830,405,654

                             --------------------------------------------------- --------- -----------
                             Other Assets & Liabilities, Net - (0.8)%                       (6,444,620)

                             --------------------------------------------------- --------- -----------
                             Net Assets - 100.0%                                           823,961,034

                              Notes to Investment Portfolio:
                           (a)Non-income producing security.
                           (b)Cost for federal income tax purposes is
                              $582,816,540.

                              At June 30, 2006, the Fund held investments in the following sectors:

                Sector (unaudited)              % of Net Assets
                ------------------              ---------------
                Financials                       27.6%
                Industrials                      17.7
                Information Technology           15.0
                Consumer Discretionary            9.5
                Health Care                       8.6
                Materials                         7.9
                Energy                            6.0
                Utilities                         3.5
                Consumer Staples                  3.3
                Telecommunication Services        0.5
                Short-Term Obligation             1.2
                Other Assets & Liabilities, Net  (0.8)
                                                -----
                                                100.0%
                                                =====

                      Acronym Name
                      ------- ----
                       REIT   Real Estate Investment Trust

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia Small Cap Value Fund I (June 30,
2006)


                                                                            ($)
Assets
                          Investments, at cost                              581,873,527
                                                                            -----------
                          Investments, at value                             830,405,654
                          Cash                                                   17,642
                          Receivable for:
                           Investments sold                                   2,280,199
                           Fund shares sold                                   4,086,562
                           Interest                                               1,166
                           Dividends                                            874,093
                          Expense reimbursement due from Investment Advisor         309
                          Deferred Trustees' compensation plan                   37,088
                          ------------------------------------------------- -----------
                          Total Assets                                      837,702,713

Liabilities               Payable for:
                           Investments purchased                             10,343,527
                           Fund shares repurchased                            2,226,559
                           Investment advisory fee                              520,992
                           Transfer agent fee                                   246,297
                           Pricing and bookkeeping fees                          16,277
                           Trustees' fees                                           351
                           Custody fee                                            2,496
                           Distribution and service fees                        267,605
                           Interest                                                 596
                           Chief compliance officer expenses                      2,118
                          Deferred Trustees' fees                                37,088
                          Other liabilities                                      77,773
                          ------------------------------------------------- -----------
                          Total Liabilities                                  13,741,679

                          ------------------------------------------------- -----------
                          Net Assets                                        823,961,034

Composition of Net Assets Paid-in capital                                   551,085,369
                          Accumulated net investment loss                       (40,152)
                          Accumulated net realized gain                      24,383,690
                          Net unrealized appreciation on investments        248,532,127
                          ------------------------------------------------- -----------
                          Net Assets                                        823,961,034

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I (June 30, 2006)


                                                                 ($)
Class A Net assets                                               505,970,894
        Shares outstanding                                        10,534,787
        Net asset value per share                                      48.03(a)
        Maximum offering price per share ($48.03/0.9425)               50.96(b)

Class B
        Net assets                                               135,720,822
        Shares outstanding                                         3,250,499
        Net asset value and offering price per share                   41.75(a)

Class C
        Net assets                                                68,436,194
        Shares outstanding                                         1,569,671
        Net asset value and offering price per share                   43.60(a)

Class Z
        Net assets                                               113,833,124
        Shares outstanding                                         2,286,107
        Net asset value, offering and redemption price per share       49.79

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia Small Cap Value Fund I

(For the Year Ended June 30, 2006)

                                                                                                ($)
Investment Income                Dividends                                                       10,793,831
                                 Interest                                                            89,120
                                 -------------------------------------------------------------- -----------
                                 Total Investment Income                                         10,882,951

Expenses                         Investment advisory fee                                          6,073,062
                                 Distribution fee:
                                  Class B                                                         1,243,998
                                  Class C                                                           484,828
                                 Service fee:
                                  Class A                                                         1,131,363
                                  Class B                                                           414,666
                                  Class C                                                           161,609
                                 Transfer agent fee                                               1,395,219
                                 Pricing and bookkeeping fees                                       155,791
                                 Trustees' fees                                                      36,050
                                 Custody fee                                                         38,528
                                 Chief compliance officer expenses (See Note 4)                       9,805
                                 Non-recurring costs (See Note 9)                                     9,626
                                 Other expenses                                                     338,101
                                 -------------------------------------------------------------- -----------
                                 Total Operating Expenses                                        11,492,646
                                 Interest                                                               694
                                 -------------------------------------------------------------- -----------
                                 Total Expenses                                                  11,493,340

                                 Fees waived by Transfer Agent                                      (65,185)
                                 Non-recurring costs assumed by Investment Advisor (See Note 9)      (9,626)
                                 Custody earnings credit                                             (1,257)
                                 -------------------------------------------------------------- -----------
                                 Net Expenses                                                    11,417,272

                                 -------------------------------------------------------------- -----------
                                 Net Investment Loss                                               (534,321)

Net Realized and Unrealized Gain Net realized gain on Investments                                54,258,359
(Loss) on Investments            -------------------------------------------------------------- -----------
                                 Net change in unrealized appreciation on investments            59,593,003
                                 -------------------------------------------------------------- -----------
                                 Net Gain                                                       113,851,362

                                 -------------------------------------------------------------- -----------
                                 Net Increase in Net Assets from Operations                     113,317,041

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia Small Cap Value Fund I


Increase (Decrease) in Net Assets: Year Ended June 30,                              2006 ($)      2005 ($)
Operations                         Net investment income (loss)                         (534,321)     138,077
                                   Net realized gain on investments and foreign
                                     currency transactions                            54,258,359   23,627,936
                                   Net change in unrealized appreciation
                                     (depreciation) on investments and foreign
                                     currency translations                            59,593,003   44,908,271
                                   ------------------------------------------------ ------------  -----------
                                   Net Increase from Operations                      113,317,041   68,674,284

Distributions Declared to          From net investment income:
Shareholders:                       Class Z                                               (9,783)          --
                                   From net realized gains:
                                    Class A                                          (18,633,849) (27,843,539)
                                    Class B                                           (8,087,430) (17,698,720)
                                    Class C                                           (2,943,512)  (3,941,261)
                                    Class Z                                           (3,712,285)  (6,429,930)
                                   ------------------------------------------------ ------------  -----------
                                   Total Distributions Declared to Shareholders      (33,386,859) (55,913,450)

Share Transactions                 Class A:
                                    Subscriptions                                    148,116,847  145,533,028
                                    Distributions reinvested                          17,012,510   25,655,362
                                    Redemptions                                     (102,785,037) (75,814,920)
                                   ------------------------------------------------ ------------  -----------
                                    Net Increase (Decrease)                           62,344,320   95,373,470

                                   Class B:
                                    Subscriptions                                      9,128,787   21,022,513
                                    Distributions reinvested                           7,381,432   15,894,102
                                    Redemptions                                      (79,809,664) (68,587,715)
                                   ------------------------------------------------ ------------  -----------
                                    Net Increase (Decrease)                          (63,299,445) (31,671,100)

                                   Class C:
                                    Subscriptions                                     15,588,747   22,434,664
                                    Distributions reinvested                           2,234,417    3,099,402
                                    Redemptions                                      (12,955,090)  (7,734,365)
                                   ------------------------------------------------ ------------  -----------
                                    Net Increase (Decrease)                            4,868,074   17,799,701

                                   Class Z:
                                    Subscriptions                                     38,864,032   48,136,242
                                    Distributions reinvested                           1,332,573    2,278,715
                                    Redemptions                                      (20,272,687) (34,331,058)
                                   ------------------------------------------------ ------------  -----------
                                    Net Increase (Decrease)                           19,923,918   16,083,899
                                   Net Increase from Share Transactions               23,836,867   97,585,970

                                   ------------------------------------------------ ------------  -----------
                                   Total Increase in Net Assets                      103,767,049  110,346,804

Net Assets                         Beginning of period                               720,193,985  609,847,181
                                   End of period                                     823,961,034  720,193,985
                                   Accumulated net investment loss at end of period      (40,152)     (21,011)
                                   ------------------------------------------------ ------------  -----------

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia Small Cap Value Fund I


Increase (Decrease) in Net Assets: Year Ended June 30,                  2006        2005

Changes in Shares                  Class A:
                                    Subscriptions                        3,179,444   3,468,955
                                    Issued for distributions reinvested    376,550     605,222
                                    Redemptions                         (2,218,318) (1,810,292)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)              1,337,676   2,263,885

                                   Class B:
                                    Subscriptions                          224,900     565,332
                                    Issued for distributions reinvested    187,156     423,844
                                    Redemptions                         (1,968,547) (1,851,257)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)             (1,556,491)   (862,081)

                                   Class C:
                                    Subscriptions                          368,134     578,975
                                    Issued for distributions reinvested     54,246      79,309
                                    Redemptions                           (304,141)   (200,290)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)                118,239     457,994

                                   Class Z:
                                    Subscriptions                          803,211   1,105,995
                                    Issued for distributions reinvested     28,486      52,121
                                    Redemptions                           (420,691)   (792,561)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)                411,006     365,555

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                                                 Year Ended June 30,
                                                           -------------------------------------------------------------
                                                           2006            2005      2004         2003          2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  43.12        $  42.17  $  31.39     $  37.54      $  37.49

Income from Investment Operations:
Net investment income (loss) (a)                               0.06            0.11      0.08         0.02         (0.20)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                             6.82            4.46     11.88        (1.54)         2.42
                                                           --------        --------  --------     --------      --------
Total from Investment Operations                               6.88            4.57     11.96        (1.52)         2.22

Less Distributions Declared to Shareholders:
From net realized gains                                       (1.97)          (3.62)    (1.18)       (4.51)        (2.17)
Return of capital                                                --              --        --        (0.12)           --
                                                           --------        --------  --------     --------      --------
Total Distributions Declared to Shareholders                  (1.97)          (3.62)    (1.18)       (4.63)        (2.17)

Net Asset Value, End of Period                             $  48.03        $  43.12  $  42.17     $  31.39      $  37.54
                                                           ========        ========  ========     ========      ========
Total return (b)                                              16.25%(c)(d)    10.99%    38.58%(d)    (2.16)%(d)     6.43%

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)                                         1.28%           1.32%     1.42%        1.54%         1.57%
Interest expense                                                 --%(f)          --        --           --%(f)        --
Net investment income (loss) (e)                               0.13%           0.28%     0.22%        0.07%        (0.55)%
Waiver/reimbursement                                            .01%             --      0.01%        0.12%           --
Portfolio turnover rate                                          32%             31%       46%         118%           77%
Net assets, end of period (000's)                          $505,971        $396,568  $292,365     $181,377      $142,551


(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(d)Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:


Class B Shares
                                                                                 Year Ended June 30,
                                                           --------------------------------------------------------------
                                                           2006            2005       2004         2003          2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  38.00        $  37.60   $  28.18     $  34.50      $  34.88

Income from Investment Operations:
Net investment loss (a)                                       (0.26)          (0.18)     (0.18)       (0.19)        (0.44)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                             5.98            3.96      10.64        (1.50)         2.23
                                                           --------        --------   --------     --------      --------
Total from Investment Operations                               5.72            3.78      10.46        (1.69)         1.79

Less Distributions Declared to Shareholders:
From net realized gains                                       (1.97)          (3.38)     (1.04)       (4.51)        (2.17)
Return of capital                                                --              --         --        (0.12)           --
                                                           --------        --------   --------     --------      --------
Total Distributions Declared to Shareholders                  (1.97)          (3.38)     (1.04)       (4.63)        (2.17)

Net Asset Value, End of Period                             $  41.75        $  38.00   $  37.60     $  28.18      $  34.50
                                                           ========        ========   ========     ========      ========
Total return (b)                                              15.36%(c)(d)    10.18%     37.58%(d)    (2.93)%(d)     5.65%

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)                                         2.03%           2.07%      2.17%        2.30%         2.32%
Interest expense                                                 --%(f)          --         --           --%(f)        --
Net investment loss (e)                                       (0.64)%         (0.47)%    (0.53)%      (0.71)%       (1.30)%
Waiver/reimbursement                                            .01%             --       0.01%        0.09%           --
Portfolio turnover rate                                          32%             31%        46%         118%           77%
Net assets, end of period (000's)                          $135,721        $182,648   $213,159     $188,270      $231,602


(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(d)Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:


Class C Shares
                                                                               Year Ended June 30,
                                                           ---------------------------------------------------------
                                                           2006           2005      2004        2003         2002
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 39.60        $ 39.05   $ 29.24     $ 35.59      $ 35.91

Income from Investment Operations:
Net investment loss (a)                                      (0.26)         (0.18)    (0.19)      (0.19)       (0.45)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                            6.23           4.11     11.04       (1.53)        2.30
                                                           -------        -------   -------     -------      -------
Total from Investment Operations                              5.97           3.93     10.85       (1.72)        1.85

Less Distributions Declared to Shareholders:
From net realized gains                                      (1.97)         (3.38)    (1.04)      (4.51)       (2.17)
Return of capital                                               --             --        --       (0.12)          --
                                                           -------        -------   -------     -------      -------
Total Distributions Declared to Shareholders                 (1.97)         (3.38)    (1.04)      (4.63)       (2.17)

Net Asset Value, End of Period                             $ 43.60        $ 39.60   $ 39.05     $ 29.24      $ 35.59
                                                           =======        =======   =======     =======      =======
Total return (b)                                             15.37%(c)(d)   10.19%    37.56%(d)   (2.92)%(d)    5.66%

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)                                        2.03%          2.07%     2.17%       2.30%        2.32%
Interest expenses                                               --%(f)         --        --          --%(f)       --
Net investment loss (e)                                      (0.62)%        (0.47)%   (0.53)%     (0.71)%      (1.30)%
Waiver/reimbursement                                           .01%            --      0.01%       0.10%          --
Portfolio turnover rate                                         32%            31%       46%        118%          77%
Net assets, end of period (000's)                          $68,436        $57,471   $38,798     $25,186      $26,726


(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(d)Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:


Class Z Shares
                                                                              Year Ended June 30,
                                                           --------------------------------------------------------
                                                           2006            2005     2004        2003         2002
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  44.54        $ 43.41  $ 32.24     $ 38.28      $38.09

Income from Investment Operations:
Net investment income (loss) (a)                               0.18           0.23     0.21        0.24       (0.12)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                             7.05           4.62    12.19       (1.65)       2.48
                                                           --------        -------  -------     -------      ------
Total from Investment Operations                               7.23           4.85    12.40       (1.41)       2.36

Less Distributions Declared to Shareholders:
From net investment income                                    (0.01)            --       --          --          --
From net realized gains                                       (1.97)         (3.72)   (1.23)      (4.51)      (2.17)
Return of capital                                                --             --       --       (0.12)         --
                                                           --------        -------  -------     -------      ------
Total Distributions Declared to Shareholders                  (1.98)         (3.72)   (1.23)      (4.63)      (2.17)

Net Asset Value, End of Period                             $  49.79        $ 44.54  $ 43.41     $ 32.24      $38.28
                                                           ========        =======  =======     =======      ======
Total return (b)                                              16.51%(c)(d)   11.34%   38.94%(d)   (1.79)%(d)   6.71%

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)                                         1.03%          1.07%    1.17%       1.25%       1.32%
Interest expense                                                 --%(f)         --       --          --%(f)      --
Net investment income (loss) (e)                               0.37%          0.53%    0.52%       0.82%      (0.30)%
Waiver/reimbursement                                            .01%            --     0.01%       0.38%         --
Portfolio turnover rate                                          32%            31%      46%        118%         77%
Net assets, end of period (000's)                          $113,833        $83,508  $65,526     $12,558      $  278


(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(d)Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia Small Cap Value Fund I (June 30, 2006)


Note 1. Organization

Columbia Small Cap Value Fund I (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On October 7, 2005, Columbia Small Cap Value Fund was renamed Columbia Small Cap Value Fund I. Effective March 24, 2006, the Fund was re-domiciled into Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust VI.

Investment Goal

The Fund seeks long-term growth by investing primarily in smaller capitalization equity securities.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Columbia Small Cap Value Fund I (June 30, 2006)



Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of the cost of the related investments and/or realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                                        Accumulated
                    Undistributed       Net Realized Paid-In
                    Net Investment Loss Gain         Capital
                    $524,963            $(524,963)   $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Columbia Small Cap Value Fund I (June 30, 2006)



The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 was as follows:

                                       June 30, 2006 June 30, 2005
              Distributions paid from:
              Ordinary Income*          $ 3,561,544   $23,936,007
              Long-Term Capital Gains    29,825,315    31,977,443

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:

                  Undistributed Undistributed Net Unrealized
                  Ordinary      Long-term     Appreciation
                  Income        Capital Gains (Depreciation)*
                  $4,687,568    $28,039,810   $247,589,114

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at June 30, 2006, based on cost of investments for federal income tax purposes, was:

                   Unrealized appreciation     $261,311,935
                   Unrealized depreciation      (13,722,821)
                   Net unrealized appreciation $247,589,114

The following capital loss carryforwards, determined as of June 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  Year of Expiration Capital Loss Carryforward
                  2007               $1,233,446
                  2009                2,466,892
                  2012                3,700,337
                                     ----------
                                     $7,400,675
                                     ----------

Capital loss carryforwards of $1,233,446 were utilized during the year ended June 30, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets Annual Fee Rate
                       First $500 million    0.80%
                       $500 to $1 billion    0.75%
                       Over $1 billion       0.70%

For the year ended June 30, 2006, the Fund's effective investment advisory fee rate was 0.78% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Columbia Small Cap Value Fund I (June 30, 2006)



Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended June 30, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.020% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to April 1, 2006, the Transfer Agent received a fee, paid monthly, at the annual rate of $15.23 per open account and prior to November 1, 2005, the annual rate was $28.00. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived fees of $65,185 for the Fund.

For the year ended June 30, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.18%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended June 30, 2006, the Distributor has retained net underwriting discounts of $98,620 on sales of the Fund's Class A shares and received net CDSC of $308, $183,704 and $12,635 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has

Columbia Small Cap Value Fund I (June 30, 2006)


appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended June 30, 2006, the Fund paid $2,658 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $248,330,023 and $255,289,629, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended June 30, 2006, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of June 30, 2006, the Fund had a shareholder that held 9.8% of the shares outstanding whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion.

As of June 30, 2006, the Fund had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                         Number of    % of Shares
                         Shareholders Outstanding Held
                         2            11.96%

Note 8. Other

During the year ended June 30, 2006, the Fund purchased shares of a security due to a trading error. This position was subsequently sold at a loss of $9,718. The Fund has been reimbursed by Columbia.

Note 9. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease

Columbia Small Cap Value Fund I (June 30, 2006)


and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to those Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

Columbia Small Cap Value Fund I (June 30, 2006)



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended June 30, 2006, Columbia has assumed $9,626 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Report of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the "Fund") (a series of Columbia Funds Series Trust I, formerly a series of Columbia Funds Trust VI) at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2006

Unaudited Information - Columbia Small Cap Value Fund I


Federal Income Tax Information

For the fiscal year ended June 30, 2006, the Fund designates long-term capital gains of $47,477,793.

100% of the ordinary income distributed by the Fund, for the year ended June 30, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period July 1, 2005 to June 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

Trustees - Columbia Small Cap Value Fund I


The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Douglas A. Hacker (Born 1955)             Executive Vice President-Strategy of United Airlines
   c/o Columbia Management Advisors, LLC     (airline) from December, 2002 to April, 2006;
   One Financial Center                      (formerly President of UAL Loyalty Services (airline)
   Boston, MA 02111                          from September, 2001 to December, 2002; Executive Vice
   Trustee (since 1996)                      President and Chief Financial Officer of United
                                             Airlines from July, 1999 to September, 2001; Senior
                                             Vice President-Finance from March, 1993 to July,
                                             1999). Oversees 83, Nash Finch Company (food
                                             distributor)

   Janet Langford Kelly (Born 1957)          Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP
   c/o Columbia Management Advisors, LLC     (law firm) since March, 2005; Adjunct Professor of
   One Financial Center                      Law, Northwestern University, since September, 2004
   Boston, MA 02111                          (formerly Chief Administrative Officer and Senior Vice
   Trustee (since 1996)                      President, Kmart Holding Corporation (consumer goods),
                                             from September, 2003 to March, 2004; Executive Vice
                                             President-Corporate Development and Administration,
                                             General Counsel and Secretary, Kellogg Company (food
                                             manufacturer), from September, 1999 to August, 2003;
                                             Senior Vice President, Secretary and General Counsel,
                                             Sara Lee Corporation (branded, packaged,
                                             consumer-products manufacturer) from January, 1995 to
                                             September, 1999). Oversees 83, UAL Corporation
                                             (airline)

   Richard W. Lowry (Born 1936)              Private Investor since August, 1987 (formerly Chairman
   c/o Columbia Management Advisors, LLC     and Chief Executive Officer, U.S. Plywood Corporation
   One Financial Center                      (building products manufacturer until 1987)). Oversees
   Boston, MA 02111                          85/2/, None
   Trustee (since 1995)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Messrs. Lowry and Neuhauser also serve as directors/trustees of the Liberty
   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

Columbia Small Cap Value Fund I


                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Charles R. Nelson (Born 1943)             Professor of Economics, University of Washington,
   c/o Columbia Management Advisors, LLC     since January, 1976; Ford and Louisa Van Voorhis
   One Financial Center                      Professor of Political Economy, University of
   Boston, MA 02111                          Washington, since September, 1993 (formerly Director,
   Trustee (since 1981)                      Institute for Economic Research, University of
                                             Washington from September, 2001 to June, 2003);
                                             Adjunct Professor of Statistics, University of
                                             Washington, since September, 1980; Associate Editor,
                                             Journal of Money Credit and Banking, since September,
                                             1993; consultant on econometric and statistical
                                             matters. Oversees 83, None

   John J. Neuhauser (Born 1942)             University Professor, Boston College since November,
   c/o Columbia Management Advisors, LLC     2005; Academic Vice President and Dean of Faculties
   One Financial Center                      from August, 1999 to October, 2005, Boston College.
   Boston, MA 02111                          Oversees 85/2/, None
   Trustee (since 1985)

   Patrick J. Simpson (Born 1944)            Partner, Perkins Coie LLP (law firm). Oversees 83, None
   c/o Columbia Management Advisors, LLC
   One Financial Center
   Boston, MA 02111
   Trustee (since 2000)

   Thomas E. Stitzel (Born 1936)             Business Consultant since 1999; Chartered Financial
   c/o Columbia Management Advisors, LLC     Analyst. Oversees 83, None
   One Financial Center
   Boston, MA 02111
   Trustee (since 1998)

   Thomas C. Theobald (Born 1937)            Partner and Senior Advisor, Chicago Growth Partners
   c/o Columbia Management Advisors, LLC     (private equity investing) since September, 2004
   One Financial Center                      (formerly Managing Director, William Blair Capital
   Boston, MA 02111                          Partners (private equity investing) from September,
   Trustee and Chairman of the Board/4/      1994 to September, 2004). Oversees 83/3/, Anixter
   (since 1996)                              International (network support equipment distributor);
                                             Ventas, Inc. (real estate investment trust); Jones
                                             Lang LaSalle (real estate management services) and
                                             Ambac Financial Group (financial guaranty insurance)

/3/Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Columbia Small Cap Value Fund I


                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Anne-Lee Verville (Born 1945)             Retired since 1997 (formerly General Manager, Global
   c/o Columbia Management Advisors, LLC     Education Industry, IBM Corporation (computer and
   One Financial Center                      technology) from 1994 to 1997). Oversees 83, Chairman
   Boston, MA 02111                          of the Board of Directors, Enesco Group, Inc.
   Trustee (since 1998)                      (producer of giftware and home and garden decor
                                             products)

   Interested Trustee

   William E. Mayer (Born 1940)              Partner, Park Avenue Equity Partners (private equity)
   c/o Columbia Management Advisors, LLC     since February, 1999 (formerly Partner, Development
   One Financial Center                      Capital LLC from November, 1996 to February, 1999).
   Boston, MA 02111                          Oversees 83/4/, Lee Enterprises (print media), WR
   Trustee (since 1994)                      Hambrecht + Co. (financial service provider); Reader's
                                             Digest (publishing); OPENFIELD Solutions (retail
                                             industry technology provider)



/4/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers - Columbia Small Cap Value Fund I


Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office Principal occupation(s) during past five years

     Christopher L. Wilson (Born 1957)           Head of Mutual Funds since August, 2004 and Managing
     One Financial Center                        Director of the Advisor since September, 2005;
     Boston, MA 02111                            President and Chief Executive Officer, CDC IXIS Asset
     President (since 2004)                      Management Services, Inc. (investment management) from
                                                 September, 1998 to August, 2004.

     James R. Bordewick, Jr. (Born 1959)         Associate General Counsel, Bank of America since
     One Financial Center                        April, 2005; Senior Vice President and Associate
     Boston, MA 02111                            General Counsel, MFS Investment Management (investment
     Senior Vice President, Secretary and        management) prior to April, 2005.
     Chief Legal Officer (since 2006)

     J. Kevin Connaughton (Born 1964)            Managing Director of the Advisor since February, 1998.
     One Financial Center
     Boston, MA 02111
     Senior Vice President,
     Chief Financial Officer and Treasurer
     (since 2000)

     Mary Joan Hoene (Born 1949)                 Senior Vice President and Chief Compliance Officer of
     100 Federal Street                          various funds in the Fund Complex; Partner, Carter,
     Boston, MA 02110                            Ledyard & Milburn LLP (law firm) from January, 2001 to
     Senior Vice President and                   August, 2004.
     Chief Compliance Officer
     (since 2004)

     Michael G. Clarke (Born 1969)               Director of Fund Administration since January, 2006;
     One Financial Center                        Managing Director of Columbia Management Advisors, LLC
     Boston, MA 02111                            September, 2004 to December, 2005; Vice President Fund
     Chief Accounting Officer and                Administration June, 2002 to September, 2004. Vice
     Assistant Treasurer                         President Product Strategy and Development from
     (since 2004)                                February, 2001 to June, 2002.

     Jeffrey R. Coleman (Born 1969)              Director of Fund Administration since January, 2006;
     One Financial Center                        Fund Controller from October 2004 to January 2006;
     Boston, MA 02111                            Vice President of CDC IXIS Asset Management Services,
     Deputy Treasurer (since 2006)               Inc. (investment management) from August, 2000 to
                                                 September, 2004.

     Joseph F. DiMaria (Born 1968)               Director of Fund Administration since January, 2006;
     One Financial Center                        Head of Tax/Compliance and Assistant Treasurer from
     Boston, MA 02111                            November, 2004 to December, 2005; Director of Trustee
     Deputy Treasurer (since 2006)               Administration (Sarbanes-Oxley) from May, 2003 to
                                                 October, 2004; Senior Audit Manager,
                                                 PricewaterhouseCoopers (independent registered public
                                                 accounting firm) from July, 2000 to April, 2003.

Columbia Small Cap Value Fund I


Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office Principal occupation(s) during past five years

         Ty S. Edwards (Born 1966)               Director of Fund Administration since January, 2006;
         One Financial Center                    Vice President of the Advisor from July, 2002 to
         Boston, MA 02111                        December, 2005; Assistant Vice president and Director,
         Deputy Treasurer (since 2006)           State Street Corporation (financial services) prior to
                                                 2002.

         Barry S. Vallan (Born 1969)             Vice President-Fund Treasury of the Advisor since
         One Financial Center                    October, 2004; Vice President-Trustee Reporting from
         Boston, MA 02111                        April, 2002 to October, 2004; Management Consultant,
         Controller (since 2006)                 PricewaterhouseCoopers (independent registered public
                                                 accounting firm) prior to October, 2002.

Columbia Funds

         --------------------------------------------------------------
         Growth funds            Columbia Acorn Fund
                                 Columbia Acorn Select
                                 Columbia Acorn USA
                                 Columbia Growth Stock Fund
                                 Columbia Large Cap Growth Fund
                                 Columbia Marsico 21st Century Fund
                                 Columbia Marsico Focused Equities Fund
                                 Columbia Marsico Growth Fund
                                 Columbia Marsico Mid Cap Growth Fund
                                 Columbia Mid Cap Growth Fund
                                 Columbia Small Cap Growth Fund I
                                 Columbia Small Cap Growth Fund II
                                 Columbia Small Company Equity Fund
         --------------------------------------------------------------
         Core funds              Columbia Common Stock Fund
                                 Columbia Large Cap Core Fund
                                 Columbia Small Cap Core Fund
                                 Columbia Young Investor Fund
         --------------------------------------------------------------
         Value funds             Columbia Disciplined Value Fund
                                 Columbia Dividend Income Fund
                                 Columbia Large Cap Value Fund
                                 Columbia Mid Cap Value Fund
                                 Columbia Small Cap Value Fund I
                                 Columbia Small Cap Value Fund II
                                 Columbia Strategic Investor Fund
         --------------------------------------------------------------
         Asset Allocation/Hybrid Columbia Asset Allocation Fund
         funds                   Columbia Asset Allocation Fund II
                                 Columbia Balanced Fund
                                 Columbia Liberty Fund
                                 Columbia LifeGoal/TM/ Balanced Growth
                                 Portfolio
                                 Columbia LifeGoal/TM/ Growth Portfolio
                                 Columbia LifeGoal/TM/ Income Portfolio
                                 Columbia LifeGoal/TM/ Income and
                                 Growth Portfolio
                                 Columbia Masters Global Equity
                                 Portfolio
                                 Columbia Masters Heritage Portfolio
                                 Columbia Masters International Equity
                                 Portfolio
                                 Columbia Thermostat Fund
         --------------------------------------------------------------
         Index funds             Columbia Large Cap Enhanced Core Fund
                                 Columbia Large Cap Index Fund
                                 Columbia Mid Cap Index Fund
                                 Columbia Small Cap Index Fund
         --------------------------------------------------------------
         Tax-Managed fund        Columbia Tax-Managed Growth Fund
         --------------------------------------------------------------
         Specialty funds         Columbia Convertible Securities Fund
                                 Columbia Real Estate Equity Fund
                                 Columbia Technology Fund
                                 Columbia Utilities Fund

       -----------------------------------------------------------------
       Global/International funds Columbia Acorn International
                                  Columbia Acorn International Select
                                  Columbia Global Value Fund
                                  Columbia Greater China Fund
                                  Columbia International Stock Fund
                                  Columbia International Value Fund
                                  Columbia Marsico International
                                  Opportunities Fund
                                  Columbia Multi-Advisor International
                                  Equity Fund
                                  Columbia World Equity Fund
       -----------------------------------------------------------------
       Taxable Bond funds         Columbia Conservative High Yield Fund
                                  Columbia Core Bond Fund
                                  Columbia Federal Securities Fund
                                  Columbia High Income Fund
                                  Columbia High Yield Opportunity Fund
                                  Columbia Income Fund
                                  Columbia Intermediate Bond Fund
                                  Columbia Intermediate Core Bond Fund
                                  Columbia Short Term Bond Fund
                                  Columbia Strategic Income Fund
                                  Columbia Total Return Bond Fund
                                  Columbia U.S. Treasury Index Fund
       -----------------------------------------------------------------
       Tax-Exempt Bond funds      Columbia California Tax-Exempt Fund
                                  Columbia California Intermediate
                                  Municipal Bond Fund
                                  Columbia Connecticut Tax-Exempt Fund
                                  Columbia Connecticut Intermediate
                                  Municipal Bond Fund
                                  Columbia Florida Intermediate
                                  Municipal Bond Fund
                                  Columbia Georgia Intermediate
                                  Municipal Bond Fund
                                  Columbia High Yield Municipal Fund
                                  Columbia Intermediate Municipal Bond
                                  Fund
                                  Columbia Massachusetts Intermediate
                                  Municipal Bond Fund
                                  Columbia Massachusetts Tax-Exempt Fund
                                  Columbia Maryland Intermediate
                                  Municipal Bond Fund
                                  Columbia Municipal Income Fund
                                  Columbia North Carolina Intermediate
                                  Municipal Bond Fund
                                  Columbia New York Tax-Exempt Fund
                                  Columbia New Jersey Intermediate
                                  Municipal Bond Fund
                                  Columbia New York Intermediate
                                  Municipal Bond Fund
                                  Columbia Oregon Intermediate
                                  Municipal Bond Fund
                                  Columbia Rhode Island Intermediate
                                  Municipal Bond Fund
                                  Columbia South Carolina Intermediate
                                  Municipal Bond Fund
                                  Columbia Short Term Municipal Bond
                                  Fund
                                  Columbia Tax-Exempt Fund
                                  Columbia Tax-Exempt Insured Fund
                                  Columbia Texas Intermediate Municipal
                                  Bond Fund
                                  Columbia Virginia Intermediate
                                  Municipal Bond Fund

           ---------------------------------------------------------
           Money Market funds Columbia California Tax-Exempt
                              Reserves
                              Columbia Cash Reserves
                              Columbia Connecticut Municipal
                              Reserves
                              Columbia Government Plus Reserves
                              Columbia Government Reserves
                              Columbia Massachusetts Municipal
                              Reserves
                              Columbia Money Market Reserves
                              Columbia Municipal Reserves
                              Columbia New York Tax-Exempt Reserves
                              Columbia Prime Reserves
                              Columbia Tax-Exempt Reserves
                              Columbia Treasury Reserves




For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.
Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Important Information About This Report

Columbia Small Cap Value Fund I

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston MA 02110

  Independent Registered Public Accounting Firm

  PricewaterhouseCoopers LLP
  125 High Street
  Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Small Cap Value Fund
I. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Small Cap Value Fund I

Annual Report - June 30, 2006
[GRAPHIC] Columbia Management\(R)\

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/112007-0606 (08/06) 06/27737

[GRAPHIC] Columbia Management\(R)\

                                                                  --------------

Columbia High Yield Municipal Fund


Annual Report - June 30, 2006

                       NOT FDIC-INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message

                                             Columbia High Yield Municipal Fund

  Table of contents


                       Performance Information        1

                       Understanding Your Expenses    2

                       Economic Update                3

                       Portfolio Manager's Report     4

                       Fund Profile                   5

                       Investment Portfolio           6

                       Statement of Assets and
                       Liabilities                   37

                       Statement of Operations       39

                       Statement of Changes in Net
                       Assets                        40

                       Financial Highlights          42

                       Notes to Financial Statements 46

                       Report of Independent
                       Registered Public Accounting
                       Firm                          54

                       Unaudited Information         55

                       Trustees                      56

                       Officers                      59

                       Columbia Funds                60

                       Important Information About
                       This Report                   63

  The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson



Dear Shareholder:

We appreciate your continued confidence in the Columbia Funds. Many of the product changes we have told you about in the prior 18 months have been fully completed. The results have been as we expected -- a more streamlined product offering with lower expense ratios for the majority of our funds. When coupled with the improvements in our investment process, we believe Columbia Management is well positioned to provide you with an array of products to meet your investment needs.

We have also made improvements to our servicing platform. Website enhancements and improved account access at www.columbiafunds.com and a recently upgraded automated phone system available at 800.345.6611 provide you with everything you need to manage your relationship with Columbia 24 hours a day, 7 days a week. The new phone system is equipped with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, you can buy, sell or exchange funds either on-line or over the phone. (Buying shares requires that a link has been established between your bank account and Columbia Funds account). Up-to-date performance and pricing information is also available on-line or over the phone. We will continue to look for ways to expand capabilities for you in the future.

So, as you read the enclosed portfolio manager commentary on your fund and what has driven its performance results, be assured that we will not rest on the recent success of our product and service enhancements. We will continue to seek ways to provide you with better financial solutions and consistent, high-quality results. We value your relationship with us and will work hard to earn your continued trust.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Performance Information - Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                          Performance of a $10,000 investment
                          07/01/96 - 06/30/06 ($)

                          sales charge:    without    with
                          Class A          16,971    16,163
                          Class B          16,472    16,472
                          Class C          16,569    16,569
                          Class Z          17,216       n/a

Growth of a $10,000 investment 07/01/96 - 06/30/06

                                    [CHART]

                Class A shares        Class A shares       Lehman Brothers
             without sales charge    with sales charge    Municipal Bond Index
             --------------------    -----------------    --------------------
  7/1/1996           $10,000             $ 9,525                $10,000
 7/31/1996            10,050               9,573                 10,090
 8/31/1996            10,074               9,596                 10,088
 9/30/1996            10,212               9,727                 10,229
10/31/1996            10,325               9,835                 10,345
11/30/1996            10,491               9,992                 10,534
12/31/1996            10,511              10,011                 10,490
 1/31/1997            10,537              10,036                 10,510
 2/28/1997            10,621              10,117                 10,606
 3/31/1997            10,528              10,028                 10,465
 4/30/1997            10,607              10,103                 10,553
 5/31/1997            10,771              10,259                 10,713
 6/30/1997            10,889              10,371                 10,827
 7/31/1997            11,147              10,617                 11,127
 8/31/1997            11,096              10,569                 11,023
 9/30/1997            11,206              10,674                 11,154
10/31/1997            11,278              10,742                 11,225
11/30/1997            11,357              10,817                 11,291
12/31/1997            11,515              10,968                 11,456
 1/31/1998            11,625              11,073                 11,574
 2/28/1998            11,644              11,091                 11,578
 3/31/1998            11,649              11,095                 11,588
 4/30/1998            11,623              11,071                 11,536
 5/31/1998            11,774              11,215                 11,718
 6/30/1998            11,796              11,236                 11,764
 7/31/1998            11,829              11,268                 11,793
 8/31/1998            11,973              11,404                 11,976
 9/30/1998            12,064              11,491                 12,126
10/31/1998            12,047              11,474                 12,126
11/30/1998            12,089              11,515                 12,168
12/31/1998            12,123              11,547                 12,199
 1/31/1999            12,227              11,646                 12,344
 2/28/1999            12,195              11,616                 12,290
 3/31/1999            12,231              11,650                 12,307
 4/30/1999            12,275              11,692                 12,338
 5/31/1999            12,299              11,715                 12,266
 6/30/1999            12,172              11,594                 12,089
 7/31/1999            12,208              11,628                 12,133
 8/31/1999            12,087              11,513                 12,036
 9/30/1999            12,069              11,495                 12,041
10/31/1999            11,905              11,339                 11,911
11/30/1999            11,982              11,413                 12,037
12/31/1999            11,862              11,299                 11,947
 1/31/2000            11,767              11,208                 11,894
 2/29/2000            11,863              11,299                 12,032
 3/31/2000            12,023              11,452                 12,294
 4/30/2000            12,001              11,431                 12,222
 5/31/2000            11,937              11,370                 12,158
 6/30/2000            12,149              11,572                 12,480
 7/31/2000            12,290              11,706                 12,654
 8/31/2000            12,453              11,862                 12,849
 9/30/2000            12,410              11,820                 12,782
10/31/2000            12,480              11,887                 12,921
11/30/2000            12,512              11,917                 13,019
12/31/2000            12,685              12,083                 13,341
 1/31/2001            12,755              12,149                 13,473
 2/28/2001            12,764              12,158                 13,516
 3/31/2001            12,848              12,238                 13,638
 4/30/2001            12,716              12,112                 13,491
 5/31/2001            12,836              12,226                 13,636
 6/30/2001            12,945              12,330                 13,728
 7/31/2001            13,170              12,544                 13,931
 8/31/2001            13,514              12,872                 14,161
 9/30/2001            13,365              12,730                 14,113
10/31/2001            13,499              12,857                 14,280
11/30/2001            13,420              12,783                 14,161
12/31/2001            13,329              12,696                 14,026
 1/31/2002            13,476              12,836                 14,269
 2/28/2002            13,612              12,965                 14,440
 3/31/2002            13,406              12,769                 14,157
 4/30/2002            13,661              13,012                 14,433
 5/31/2002            13,709              13,058                 14,521
 6/30/2002            13,842              13,184                 14,675
 7/31/2002            13,951              13,288                 14,864
 8/31/2002            14,061              13,393                 15,043
 9/30/2002            14,222              13,546                 15,372
10/31/2002            13,946              13,283                 15,117
11/30/2002            14,008              13,343                 15,053
12/31/2002            14,171              13,498                 15,371
 1/31/2003            14,137              13,465                 15,333
 2/28/2003            14,333              13,653                 15,547
 3/31/2003            14,338              13,657                 15,556
 4/30/2003            14,484              13,796                 15,659
 5/31/2003            14,758              14,057                 16,026
 6/30/2003            14,755              14,054                 15,958
 7/31/2003            14,395              13,711                 15,400
 8/31/2003            14,494              13,806                 15,515
 9/30/2003            14,788              14,086                 15,971
10/31/2003            14,806              14,103                 15,892
11/30/2003            15,010              14,297                 16,057
12/31/2003            15,122              14,403                 16,190
 1/31/2004            15,179              14,458                 16,282
 2/29/2004            15,399              14,668                 16,527
 3/31/2004            15,322              14,594                 16,469
 4/30/2004            15,083              14,367                 16,078
 5/31/2004            15,020              14,306                 16,021
 6/30/2004            15,066              14,351                 16,078
 7/31/2004            15,267              14,541                 16,290
 8/31/2004            15,482              14,747                 16,616
 9/30/2004            15,573              14,834                 16,704
10/31/2004            15,692              14,946                 16,848
11/30/2004            15,701              14,955                 16,710
12/31/2004            15,889              15,135                 16,914
 1/31/2005            16,023              15,262                 17,071
 2/28/2005            16,044              15,282                 17,015
 3/31/2005            15,978              15,219                 16,907
 4/30/2005            16,198              15,429                 17,175
 5/31/2005            16,318              15,543                 17,297
 6/30/2005            16,423              15,643                 17,404
 7/31/2005            16,457              15,676                 17,325
 8/31/2005            16,592              15,804                 17,500
 9/30/2005            16,524              15,739                 17,383
10/31/2005            16,471              15,689                 17,277
11/30/2005            16,565              15,778                 17,360
12/31/2005            16,732              15,938                 17,509
 1/31/2006            16,781              15,984                 17,557
 2/28/2006            16,949              16,144                 17,674
 3/31/2006            16,906              16,103                 17,552
 4/30/2006            16,912              16,108                 17,547
 5/31/2006            17,006              16,198                 17,626
 6/30/2006            16,971              16,163                 17,557


The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a share holder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

         Average annual total return as of 06/30/06 (%)

         Share class               A                          B             C            Z
         ----------------------------------------------------------------------------------------
         Inception                 07/31/00                   07/15/02      07/15/02     03/05/84
         ----------------------------------------------------------------------------------------
         Sales charge              without              with  without with  without with without
         1- year                   3.39                 -1.54 2.62    -2.32 2.77    1.78 3.59
         5- year                   5.57                  4.54 4.94     4.61 5.06    5.06 5.82
         10- year                  5.43                  4.92 5.12     5.12 5.18    5.18 5.58

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.
All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Class A is a newer class of shares. Its performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class Z shares were initially offered on March 5, 1984, and class A shares were initially offered on July 31, 2000.
Class B and class C are newer classes of shares. Their performance information includes returns of the fund's class A shares from July 31, 2000 (class A's inception) to July 15, 2002 (inception of newer classes of shares). Their performance information prior to July 31, 2000 includes returns of the fund's class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A or class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class Z shares were initially offered on March 5, 1984, class A shares were initially offered on July 31, 2000, and class B and class C shares were initially offered on July 15, 2002.

Understanding Your Expenses - Columbia High Yield Municipal Fund


  Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated using the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

.. For shareholders who receive their account statements from Columbia
  Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/06 - 06/30/06

            Account value         Account value                           Fund's
               at the                at the            Expenses paid    annualized
          beginning of the         end of the           during the       expense
             period ($)            period ($)           period ($)      ratio (%)
        Actual   Hypothetical Actual   Hypothetical Actual Hypothetical    Actual
Class A 1,000.00 1,000.00     1,014.78 1,020.53     4.30   4.31             .86
Class B 1,000.00 1,000.00     1,011.01 1,016.81     8.03   8.05            1.61
Class C 1,000.00 1,000.00     1,011.75 1,017.55     7.28   7.30            1.46
Class Z 1,000.00 1,000.00     1,015.77 1,021.52     3.30   3.31             .66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Economic Update - Columbia High Yield Municipal Fund


The US economy grew at a solid but uneven pace during the 12-month period that began July 1, 2005 and ended June 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth provided support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late last summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%. Job growth resumed at a healthy pace, and consumer confidence rebounded. Yet, the once strong housing market has shown signs of slowing. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets. Consumer spending growth edged lower in the final months of the period, and economic growth declined to 2.5% for the last quarter of the reporting period.

Eight short-term rate hikes -- and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 3.25% to 5.25% in eight consecutive one-quarter point increases. In the wake of hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, outgoing Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

After a solid start, bond market sputters

The US bond market headed downward during the period as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, rose more than one full percentage point and ended the period at 5.14%. In this environment, the Lehman Brothers Aggregate Bond Index returned negative 0.81% for the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Only Index returned 4.65%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index -- a broad measure of large company stock market performance -- returned a respectable 8.63% for this reporting period. Small- and mid-cap stocks did even better. The Russell 2000 Index returned 14.58% while the Russell Midcap Index returned 13.66%. Energy stocks led the US stock market as commodity prices continued to climb. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 26.56%.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The Merrill Lynch US High Yield, Cash Pay Only Index tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
The MSCI EAFE index is a free float-adjusted market capitalization Index that is designed to measure developed market equity performance, excluding the US and Canada.
Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.


  Summary

  For the 12-month period ended June 30, 2006
..  Investment-grade bonds delivered negative returns, as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Only Index.


                                           [GRAPHIC] -0.81%
                                                     Lehman Index


                                           [GRAPHIC] +4.65%
                                                     Merrill Lynch Index


..  Despite volatility, the broad stock market, as measured by the S&P 500
   Index, returned 8.63%. Small-cap stocks did better than large- and mid-cap stocks, as measured by the Russell 2000 Index.


                                              [GRAPHIC] +8.63%
                                                        S&P Index


                                              [GRAPHIC] +14.58%
                                                        Russell Index


Portfolio Manager's Report - Columbia High Yield Municipal Fund



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.
  Summary

..  For the 12-month period ended June 30, 2006, the fund's class A shares returned 3.39% without sales charge.
..  In general, high-yield bonds held up better than investment-grade bonds as the bond market came under pressure from rising interest rates.
.. Airline bonds were among the fund's best performers. However, we believe the fund had less exposure than competing funds to the airline industry, which accounted for much of the small difference in return between the fund and the average return of its peers.

                                 Net asset value per share as of
                                 06/30/06 ($)
                                 Class A           11.25
                                 Class B           11.25
                                 Class C           11.25
                                 Class Z           11.25
                                 Distributions declared per share
                                 07/01/05 - 06/30/06 ($)
                                 Class A            0.52
                                 Class B            0.43
                                 Class C            0.45
                                 Class Z            0.54

  A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

                                  SEC yields as of 06/30/06 (%)
                                  Class A          4.28
                                  Class B          3.71
                                  Class C          3.86
                                  Class Z          4.70

 The 30-day SEC yields reflect the portfolio earning power net of expenses, expressed as an annualized percentage of public offering price per share at the end of the period.

                                  Taxable-equivalent SEC yields
                                  as of 06/30/06 (%)
                                  Class A          6.58
                                  Class B          5.71
                                  Class C          5.94
                                  Class Z          7.23

  Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemption or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period ended June 30, 2006, class A shares of Columbia High Yield Municipal Fund returned 3.39% without sales charge. The fund did better than its benchmark, the Lehman Brothers Municipal Bond Index, which returned 0.89% for the same period. The fund's performance was just short of the 3.79% average return of its peer group, the Lipper High Yield Municipal Debt Funds Category. Selected bonds enjoyed strong returns because of improved credit ratings and certain airline bonds helped bolster the fund's performance. However, we believe that the fund had less exposure than competing funds to the airline industry, which detracted slightly from performance relative to its peer group, as did its overall focus on higher quality high-yield bonds.

A positive environment for high-yield municipals

Positive economic growth improved the credit outlook for many high-yield issuers during the period and aided the overall performance of high-yield municipal bonds. As a result, the difference between yields on lower and higher quality debt narrowed. Strong demand from investors searching for added yield also aided performance.

Gains from airline and assisted living facility bonds

Airline bonds were among the top contributors to the fund's performance. Airline issues rallied as improved operating results attracted investors. US Airways bonds, issued by the Charlotte, North Carolina Airport Authority (.40% of net assets), did especially well after emerging from bankruptcy protection. However, we believe that the fund had less exposure to airlines than the average fund in its peer group, which detracted from relative performance. The airline industry's municipal bonds enjoyed gains of between 15% and 50% while the bond market, in general, declined.

Elsewhere in the portfolio, the price of bonds issued by a Roseville, MN (.20% of net assets) assisted living facility increased approximately 18% due to credit improvement. And several of the fund's positions were either refunded or called at par. One such holding was Attic Angel, a bond that was refunded -- the issuer issued new bonds paying a lower interest rate and pledged the proceeds of the new bonds as security for the older bonds. In the process, the older bond's price rose as it went from non-rated to a AAA rating.

Issue-specific disappointments

Bonds issued by Northwest Parkway (.40% of net assets) for the construction of a toll road northwest of Denver were a disappointment. These bonds lost ground when the issuer tried unsuccessfully to refund, or restructure, its debt to help with cash flow weakness. In addition, Northwest Airlines bonds (no longer in the portfolio) declined in reaction to news that the airline had challenged the lease agreement at its Minneapolis hub. Lower-coupon bonds, which tend to be longer duration, also underperformed. Duration is a measure of a bond's sensitivity to changing interest rates; longer duration bonds tend to be more sensitive to interest rate moves.

Looking ahead

At the end of the period, with signs of a slowing economy and expectations that the Fed could be close to ending its short-term interest rate hikes, the fund had a slightly longer duration than its peers and a tilt toward higher quality high-yield bonds. We believe that longer-term bonds could do well in an environment of slower growth and stabilized rates. However, we don't expect a significant rally until there are clear signs that inflation is headed lower. We believe that higher quality bonds could do well if the yield difference between higher and lower quality bonds widens. In our estimation, yield spreads may not narrow much further; however, there is also no indication that they are likely to widen in the near term.

Maureen G. Newman

Maureen G. Newman has managed the Columbia High Yield Municipal Fund since November 1998 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile - Columbia  High Yield Municipal Fund



                              Quality breakdown as of 06/30/06 (%)
                              AAA                     28.4
                              AA                       6.2
                              A                       11.9
                              BBB                     19.6
                              BB                       3.3
                              B                        1.5
                              CCC                      0.4
                              Non-rated               26.8
                              Cash equivalent          1.9

                             Maturity breakdown as of 06/30/06 (%)
                             0-1 years                  0.8
                             1-3 years                  4.4
                             3-5 years                  2.8
                             5-7 years                  4.1
                             7-10 years                 5.1
                             10-15 years               19.6
                             15-20 years               16.6
                             20-25 years               12.8
                             25 years and over         31.9
                             Cash equivalent            1.9

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

  Summary

  1-year return as of 06/30/06


                                           [GRAPHIC] +3.39%
                                                     Class A Shares


                                           [GRAPHIC] +0.89%
                                                     Lehman Brothers
                                                     Municipal Bond Index

  Management Style

                                    [GRAPHIC]






  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.




Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Investment Portfolio- Columbia High Yield Municipal Fund (June 30, 2006)

Municipal Bonds - 95.7%

Education - 4.3%                                                                      Par ($)    Value ($)
Education - 2.4%
CA Statewide Communities           San Francisco Art Institute, Series 2002,
Development Authority                7.375% 04/01/32                                     750,000    762,623

FL Broward County Educational      Nova Southeastern University, Series 2004,
Facilities Authority                 5.625% 04/01/34                                     925,000    949,623

OH University of Cincinnati        Series 2003 C, Insured: FGIC
                                     5.000% 06/01/21                                   1,000,000  1,030,010

PA Higher Education Facilities     Philadelphia University, Series 2004 A,
Authority                            5.125% 06/01/25                                   1,100,000  1,103,861

VT Education & Health Buildings    Vermont Law School Project, Series 2003 A,
Agency                               5.500% 01/01/33                                     500,000    501,520

WV Higher Education Policy         Series 2004 B, Insured: FGIC
Commission                           5.000% 04/01/34                                  11,000,000 11,161,590

WV University                      Series 2000 A, Insured: AMBAC
                                    (a) 04/01/19                                       1,250,000    677,575
                                    (a) 04/01/25                                       2,750,000  1,087,267
                                   -------------------------------------------------- ---------- ----------
                                   Education Total                                               17,274,069

Prep School - 0.7%
CA Statewide Communities           Crossroads School of Arts & Sciences, Series 1998,
Development Authority                6.000% 08/01/28 (b)                                 975,000  1,003,333

KY Louisville & Jefferson County   Sisters of Mercy, Series 2006,
Metropolitan Government              5.000% 10/01/35                                   1,500,000  1,477,890

MA Health & Educational Facilities Learning Center for Deaf Children, Series 1999 C,
Authority                            6.100% 07/01/19                                   1,000,000  1,011,610

MI Summit Academy North            Series 2005,
                                     5.500% 11/01/35                                     750,000    683,453

NH Business Finance Authority      Proctor Academy, Series 1998 A,
                                     5.400% 06/01/17                                     835,000    852,719
                                   -------------------------------------------------- ---------- ----------
                                   Prep School Total                                              5,029,005

Student Loan - 1.2%
CT Higher Education Supplemental   Family Education Loan Program, Series 2005 A, AMT,
Loan Authority                       Insured: MBIA
                                     4.375% 11/15/21                                   1,400,000  1,344,588

NE Nebhelp, Inc.                   Series 1993 A-6, AMT, Insured: MBIA
                                     6.450% 06/01/18                                   4,000,000  4,035,240

NM Educational Assistance          Series 1996 A-2, AMT,
Foundation                           6.650% 11/01/25                                   1,915,000  1,926,854

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Education (continued)                                                                  Par ($)   Value ($)
Student Loan (continued)
OH Student Loan Funding Corp.      Series 1992 B, AMT,
                                     6.750% 01/01/07                                   1,075,000  1,076,279
                                   --------------------------------------------------- --------- ----------
                                   Student Loan Total                                             8,382,961
Education Total                                                                                  30,686,035
Health Care - 22.7%
Continuing Care Retirement - 7.6%
CA La Verne                        Brethren Hillcrest Homes, Series 2003 B,
                                     6.625% 02/15/25                                     685,000    736,327

CO Health Facilities Authority     Covenant Retirement Communities, Inc., Series 2005,
                                     5.000% 12/01/35                                   2,900,000  2,796,035

CT Development Authority           Elim Park Baptist, Inc., Series 2003,
                                     5.850% 12/01/33                                     660,000    685,113

FL Capital Projects Finance        Glenridge on Palmer Ranch, Series 2002 A,
Authority                            8.000% 06/01/32                                   1,250,000  1,374,337

FL Lee County Industrial           Shell Point Village Project, Series 1999 A,
Development Authority                5.500% 11/15/29                                   1,200,000  1,201,020

FL Orange County Health Facilities Orlando Lutheran, Series 2005,
Authority                            5.700% 07/01/26                                   1,000,000    985,860

FL Palm Beach County Health        Abbey Delray South, Series 2003,
Facilities Authority                 5.350% 10/01/14                                   1,250,000  1,284,037

GA Fulton County                   Canterbury Court Project, Series 2004 A,
                                     6.125% 02/15/34                                   1,000,000  1,029,460

GA Savannah Economic               Marshes of Skidaway, Series 2003 A:
Development Authority                7.400% 01/01/24                                     500,000    538,080
                                    7.400% 01/01/34                                    1,000,000  1,044,620

IL Finance Authority               Washington & Jane Smith Community, Series 2005 A,
                                     6.250% 11/15/35                                   2,750,000  2,825,295

IL Health Facilities Authority     Lutheran Senior Ministries, Series 2001,
                                     7.375% 08/15/31                                   1,300,000  1,407,133
                                   Washington & Jane Smith Community, Series 2003 A,
                                     7.000% 11/15/32                                   1,000,000  1,067,830

IN Health & Educational Facilities Baptist Homes of Indiana Inc., Series 2005,
Financing Authority                  5.250% 11/15/35                                   2,750,000  2,697,750

MA Boston Industrial Development   Springhouse, Inc., Series 1998,
Financing Authority                  5.875% 07/01/20                                     385,000    387,503

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                                  Par ($)   Value ($)
Continuing Care Retirement (continued)
MA Development Finance Agency    Berkshire Retirement Community, Inc., Series 1999,
                                   5.625% 07/01/29                                       1,250,000 1,251,887
                                 Loomis Communities:
                                  Series 1999 A,
                                    5.625% 07/01/15                                        650,000   662,071
                                  Series 2002 A,
                                    6.900% 03/01/32                                        220,000   237,681

MD Westminster Economic          Carroll Lutheran Village, Inc., Series 2004 A,
Development Authority              6.250% 05/01/34                                       1,750,000 1,789,970

NC Medical Care Commission       United Methodist Retirement Homes, Inc., Series 2005 C,
                                   5.500% 10/01/32                                       1,000,000 1,010,050

NH Higher Educational & Health   Rivermead at Peterborough, Series 1998:
Facilities Authority               5.625% 07/01/18                                         500,000   501,145
                                  5.750% 07/01/28                                        1,665,000 1,666,682

NJ Economic Development          Lions Gate, Series 2005 A:
Authority                          5.750% 01/01/25                                         400,000   405,704
                                  5.875% 01/01/37                                        1,330,000 1,349,032
                                 Seabrook Village, Inc., Series 2000 A,
                                   8.250% 11/15/30                                       1,625,000 1,792,066

PA Bucks County Industrial       Ann's Choice, Inc., Series 2005 A,
Development Authority              6.250% 01/01/35                                       1,750,000 1,778,962

PA Chartiers Valley Industrial & Asbury Health Center, Series 1999,
Commercial Development Authority   6.375% 12/01/24                                         750,000   769,733
                                 Friendship Village of South Hills, Series 2003 A,
                                   5.750% 08/15/20                                       1,000,000 1,010,910

PA Delaware County Authority     Dunwoody Village, Series 2003 A,
                                   5.375% 04/01/17                                         750,000   779,077

PA Montgomery County Industrial  Whitemarsh Continuing Care Retirement Community,
Development Authority              Series 2005:
                                   6.125% 02/01/28                                       1,400,000 1,462,398
                                  6.250% 02/01/35                                        1,350,000 1,414,543

TN Johnson City Health &         Appalachian Christian Village, Series 2004 A,
Educational Facilities Authority   6.250% 02/15/32                                         250,000   255,473

TN Metropolitan Government       Blakeford at Green Hills, Series 1998,
Nashville & Davidson County        5.650% 07/01/24                                       1,825,000 1,808,210

TN Shelby County, Health         Germantown Village, Series 2003 A,
Educational & Housing Facilities   7.250% 12/01/34                                         675,000   713,597
Board                            Trezevant Manor, Series 2006 A,
                                   5.750% 09/01/37                                       2,300,000 2,262,878

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                                    Par ($)   Value ($)
Continuing Care Retirement (continued)
TX Abilene Health Facilities
Development Corp.                  Sears Methodist Retirement Center:
                                    Series 1998 A,
                                      5.900% 11/15/25                                      1,350,000  1,356,804
                                    Series 2003 A,
                                      7.000% 11/15/33                                        800,000    853,768

TX Houston Health Facilities       Buckingham Senior Living Community, Inc.,
Development Corp.                    Series 2004 A,
                                     7.125% 02/15/34                                       1,000,000  1,091,570

TX Tarrant County Cultural         Northwest Senior Housing-Edgemere, Series 2006 A,
Education Facilities                 6.000% 11/15/36                                       1,000,000  1,032,990

VA James City County Economic      Williamsburg Landing, Inc., Series 2005 A,
Development Authority                5.500% 09/01/34                                         750,000    758,835

VA Virginia Beach Development      Westminster-Canterbury of Hampton, Series 2005,
Authority                            5.375% 11/01/32                                         700,000    702,478

WI Health & Educational Facilities Clement Manor, Series 1998,
Authority                            5.750% 08/15/24                                       2,200,000  2,202,310
                                   Eastcastle Place, Inc., Series 2004,
                                     6.125% 12/01/34                                         500,000    502,935
                                   Three Pillars Senior Living Communities:
                                    Series 2003,
                                      5.600% 08/15/23                                        790,000    799,749
                                    Series 2004 A,
                                      5.500% 08/15/34                                        870,000    858,177
                                   United Lutheran Program for the Aging, Series 1998,
                                     5.700% 03/01/28                                         750,000    743,453
                                   ------------------------------------------------------- --------- ----------
                                   Continuing Care Retirement Total                                  53,885,538

Health Services - 0.6%
CO Health Facilities Authority     National Jewish Medical & Research Center, Series 1998,
                                     5.375% 01/01/23                                       1,080,000  1,072,418

MA Development Finance Agency      Boston Biomedical Research Institute, Series 1999:
                                     5.650% 02/01/19                                         370,000    381,670
                                    5.750% 02/01/29                                          550,000    565,785

MA Health & Educational Facilities Civic Investments, Inc., Series 2002 A,
Authority                            9.000% 12/15/15                                       1,500,000  1,839,360

MN Minneapolis & St. Paul Housing  Healthpartners Project, Series 2003,
Redevelopment Authority              5.875% 12/01/29                                         400,000    421,200
                                   ------------------------------------------------------- --------- ----------
                                   Health Services Total                                              4,280,433

Hospitals - 11.7%
AR Washington County               Washington Regional Medical Center:
                                    Series 2005 A,
                                      5.000% 02/01/35                                      1,000,000    983,370
                                    Series 2005 B,
                                      5.000% 02/01/30                                        250,000    246,920

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                                   Par ($)   Value ($)
Hospitals (continued)
AZ Health Facilities Authority       Phoenix Memorial Hospital, Series 1991,
                                       8.125% 06/01/12 (c)                                1,849,099     4,623

CA ABAG Finance Authority for        San Diego Hospital Association, Series 2003 C,
Nonprofit Corps.                       5.375% 03/01/21                                      500,000   518,135

CA Health Facilities Financing       Catholic Healthcare West, Series 2004 G,
Authority                              5.250% 07/01/23                                      500,000   514,305
                                     Stanford Hospital & Clinics Projects, Series 2003 A,
                                       5.000% 11/15/23                                    1,500,000 1,518,465

CA Statewide Communities             Huntington Memorial Hospital, Series 2005,
Development Authority                  5.000% 07/01/35                                    2,500,000 2,503,600
                                     Kaiser Permanente, Series 2004 I,
                                       3.450% 04/01/35                                    1,750,000 1,672,702

CA Turlock                           Emanuel Medical Center, Inc., Series 2004,
                                       5.375% 10/15/34                                    2,000,000 2,026,800

CA Whittier                          Presbyterian Intercommunity Hospital, Series 2002,
                                       5.750% 06/01/31                                    1,000,000 1,044,920

CO Health Facilities Authority       Parkview Medical Center, Inc., Series 2001,
                                       6.600% 09/01/25                                      300,000   323,457
                                     Vail Valley Medical Center, Series 2004,
                                       5.000% 01/15/20                                    1,000,000 1,010,990

CT Health & Educational Facilities   Hospital For Special Care, Series 1997 B,
Authority                              5.500% 07/01/27                                      730,000   745,067

FL Hillsborough County Industrial    Tampa General Hospital Project, Series 2003 B,
Development Authority                  5.250% 10/01/34                                    1,000,000 1,022,480

FL Miami Health Facilities Authority Catholic Health East, Series 2003 B,
                                       5.125% 11/15/24                                    1,000,000 1,008,980

FL Orange County Health Facilities   Orlando Regional Healthcare System, Series 1999 E,
Authority                              6.000% 10/01/26                                      855,000   895,442

FL South Lake County Hospital        South Lake Hospital, Inc., Series 2003:
District                               6.375% 10/01/28                                      750,000   809,183
                                      6.375% 10/01/34                                       500,000   537,980

FL West Orange Healthcare District   Series 2001 A,
                                       5.650% 02/01/22                                    1,450,000 1,500,083

IL Health Facilities Authority       Thorek Hospital & Medical Center, Series 1998,
                                       5.375% 08/15/28                                      500,000   503,550

IL Southwestern Development          Anderson Hospital, Series 1999:
Authority                              5.500% 08/15/20                                      500,000   508,910
                                      5.625% 08/15/29                                       250,000   253,365

IN Health & Educational Facility     Clarian Health Partners, Series 2006 A,
Financing Authority                    5.000% 02/15/39                                    1,875,000 1,851,112
                                     Jackson County Schneck Memorial Series 2006 A,
                                       5.250% 02/15/30                                    1,000,000 1,021,920

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                                   Par ($)   Value ($)
Hospitals (continued)
IN Health Facility Financing       Community Foundation of Northwest Indiana, Inc.,
Authority                            Series 2004 A,
                                     6.000% 03/01/34                                        850,000   885,513

LA Public Facilities Authority     Touro Infirmary, Series 1999 A:
                                     5.500% 08/15/19                                        510,000   500,993
                                    5.625% 08/15/29                                         240,000   232,594

MA Health & Educational Facilities Jordan Hospital:
Authority                            Series 1998 D,
                                      5.250% 10/01/18                                       600,000   599,034
                                    Series 2003 E,
                                      6.750% 10/01/33                                       750,000   804,443
                                   Milford-Whitinsville Regional Hospital:
                                     Series 1998 C,
                                      5.750% 07/15/13                                       610,000   622,584
                                    Series 2002 D,
                                      6.350% 07/15/32                                     1,715,000 1,787,733

MD Health & Higher Educational     Adventist Healthcare, Series 2003 A:
Facilities Authority                 5.000% 01/01/16                                        400,000   403,736
                                    5.750% 01/01/25                                         600,000   627,102

MI Dickinson County                Dickinson County Healthcare System, Series 1999,
                                     5.800% 11/01/24                                      1,000,000 1,016,070

MI Hospital Finance Authority      Henry Ford Health, Series 2006 A,
                                     5.000% 11/15/21                                      1,000,000 1,018,840
                                   McLaren Health Care Corp., Series 2005 C,
                                     5.000% 08/01/35                                      2,500,000 2,510,775
                                   Oakwood Obligated Group, Series 2003,
                                     5.500% 11/01/18                                      1,600,000 1,687,888

MN St. Paul Housing &              HealthEast, Inc., Series 2005,
Redevelopment Authority              5.150% 11/15/20                                        750,000   762,015

MN Washington County Housing &     HealthEast, Inc., Series 1998,
Redevelopment Authority              5.250% 11/15/12                                      1,100,000 1,118,601

MO Health & Educational Facilities Lake Regional Health Systems Project, Series 2003,
Authority                            5.700% 02/15/34                                      1,000,000 1,035,080

MO Saline County Industrial        John Fitzgibbon Memorial Hospital, Series 2005,
Development Authority                5.625% 12/01/35                                      2,750,000 2,708,667

MT Facilities Finance Authority    Montana's Children's Home and Hospital, Series 2005 B,
                                     4.750% 01/01/24                                        750,000   737,745

NC Medical Care Commission         Stanly Memorial Hospital, Series 1999,
                                     6.375% 10/01/29                                      1,000,000 1,052,000

NH Higher Educational & Health     Catholic Medical Center, Series 2002 A,
Facilities Authority                 6.125% 07/01/32                                         50,000    52,925

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                              Par ($)   Value ($)
Hospitals (continued)
                                    Littleton Hospital Association, Inc.:
                                     Series 1998 A:
                                       5.900% 05/01/18                                 500,000   510,205
                                       6.000% 05/01/28                               1,000,000 1,022,100
                                     Series 1998 B,
                                       5.900% 05/01/28                                 675,000   687,609
                                    The Memorial Hospital at North Conway
                                      5.250% 06/01/21                                1,000,000 1,000,870

NJ Health Care Facilities Financing Capital Health Systems, Inc., Series 2003 A,
Authority                             5.750% 07/01/23                                1,250,000 1,308,200
                                    Children's Specialized Hospital, Series 2005 A,
                                      5.000% 07/01/24                                  745,000   725,168

NM Farmington                       San Juan Medical Center Project, Series 2004 A,
                                      5.000% 06/01/23                                  500,000   500,175

NV Henderson                        St. Rose Dominican Hospital: Series 1998 A,
                                      5.375% 07/01/26                                  610,000   618,644
                                    Series 1998,
                                      5.125% 07/01/28                                  540,000   541,642

NY Dormitory Authority              Memorial Sloan-Kettering Cancer Center,
                                      Series 2003, Insured: MBIA
                                      (a) 07/01/25                                   3,600,000 1,483,524
                                     (a) 07/01/26                                    4,400,000 1,723,788
                                    Mount Sinai Hospital, NYU Medical Center:
                                      Series 2000 C,
                                       5.500% 07/01/26                               2,275,000 2,303,096
                                     Series 2000,
                                       5.500% 07/01/26                                 225,000   227,779
                                    North Shore - Long Island Jewish Medical Center,
                                      Series 2003,
                                      5.500% 05/01/33                                  400,000   416,764

NY Monroe County Industrial         Highland Hospital, Series 2005,
Development Agency                    5.000% 08/01/25                                1,115,000 1,087,370

OH Highland County Joint Township   Series 1999,
Hospital District                     6.750% 12/01/29                                1,845,000 1,867,583

OH Lakewood Hospital                Lakewood Hospital Association, Series 2003,
Improvement District                  5.500% 02/15/15                                1,250,000 1,306,875

OH Miami County Hospital Facilities Upper Valley Medical Center, Inc.:
Authority                             5.250% 05/15/17                                1,000,000 1,033,890
                                     Series 1996 A:
                                       6.250% 05/15/16                                 500,000   510,425
                                       6.375% 05/15/26                               1,015,000 1,036,203
                                     Series 1996 C,
                                       6.250% 05/15/13                                 285,000   290,942

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                                   Par ($)   Value ($)
Hospitals (continued)
OH Sandusky County                  Memorial Hospital, Series 1998,
                                      5.150% 01/01/10                                       250,000    250,318

OK Development Finance Authority    Duncan Regional Hospital, Series 2003 A,
                                      5.125% 12/01/23                                     2,000,000  2,003,760

OK Stillwater Medical Center        Series 2003,
Authority                             5.625% 05/15/23                                     1,000,000  1,063,410
                                    Series 2005,
                                      5.000% 05/15/17                                     1,155,000  1,162,854

PA Allegheny County Hospital        Ohio Valley General Hospital, Series 1998 A,
Development Authority                 5.450% 01/01/28                                     1,550,000  1,562,059

SC Jobs Economic Development        Bon Secours-St. Francis Medical Center,
Authority                             Series 2002 A,
                                      5.500% 11/15/23                                     2,250,000  2,334,352

SD Health & Educational Facilities  Sioux Valley Hospital & Health System, Series 2004 A,
Authority                             5.250% 11/01/34                                     1,100,000  1,119,459

TN Johnson City Health &            Mountain States Health Alliance, Series 2006 A,
Educational Facilities Board          5.500% 07/01/36                                       750,000    770,910

TN Knox County Health,              East Tennessee Hospital, Series 2003 B,
Educational & Housing Facilities      5.750% 07/01/33
Authority                                                                                   150,000    155,414

TX Tyler Health Facilities          Mother Frances Hospital, Series 2001,
Development Corp.                     6.000% 07/01/31                                       750,000    780,210

VA Augusta County Industrial        Augusta Health Care, Inc., Series 2003,
Development Authority                 5.250% 09/01/19                                     2,000,000  2,086,960

WA Health Care Facilities Authority Kadlec Medical Center, Series 2001, Insured: RAD
                                      5.875% 12/01/21                                       600,000    635,166

WA Skagit County Public Hospital    Series 2003,
District No. 1                        6.000% 12/01/23                                     1,000,000  1,053,140

WI Health & Educational Facilities  Aurora Health Care, Inc., Series 2003,
Authority                             6.400% 04/15/33                                       700,000    760,060
                                    Fort Healthcare, Inc., Series 2004,
                                      6.100% 05/01/34                                     1,965,000  2,115,558
                                    Wheaton Franciscan Services, Series 2002,
                                      5.750% 08/15/30                                     1,050,000  1,102,332
                                    ----------------------------------------------------- --------- ----------
                                    Hospitals Total                                                 82,349,511

Intermediate Care Facilities - 0.7%
IL Development Finance Authority    Hoosier Care, Inc., Series 1999 A,
                                      7.125% 06/01/34                                     1,430,000  1,435,362

IN Health Facilities Financing      Hoosier Care, Inc., Series 1999 A,
Authority                             7.125% 06/01/34                                     1,185,000  1,189,444

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Health Care (continued)                                                              Par ($)   Value ($)
Intermediate Care Facilities (continued)
LA Public Facilities Authority  Progressive Healthcare Providers, Inc., Series 1998,
                                  6.375% 10/01/28                                    2,000,000   1,949,480
                                ---------------------------------------------------- --------- -----------
                                Intermediate Care Facilities Total                               4,574,286

Nursing Homes - 2.1%
AK Juneau                       St. Ann's Care Center, Inc., Series 1999,
                                  6.875% 12/01/25                                    1,705,000   1,683,500

CO Health Facilities Authority  Evangelical Lutheran Good Samaritan Foundation,
                                  Series 2005,
                                  5.000% 06/01/35                                      750,000     733,477
                                Volunteers of America Care Facilities:
                                 Series 1998 A,
                                   5.750% 07/01/20                                     700,000     703,136
                                 Series 1999 A:
                                   5.750% 07/01/10                                     670,000     676,794
                                   6.000% 07/01/29                                     520,000     514,992

DE Economic Development         Churchman Village Project, Series 1991 A,
Authority                         10.000% 03/01/21                                     635,000     641,693

IA Finance Authority            Care Initiatives:
                                 Series 1996,
                                   9.250% 07/01/25                                     475,000     564,666
                                 Series 1998 B:
                                   5.500% 07/01/08                                     305,000     306,473
                                   5.750% 07/01/18                                     600,000     598,494
                                   5.750% 07/01/28                                   1,475,000   1,392,208

MA Development Finance Agency   Alliance Health Care Facilities, Series 1999 A,
                                  7.100% 07/01/32                                    2,200,000   2,221,978

MA Industrial Finance Agency    GF/Massachusetts, Inc., Series 1994 A,
                                  8.300% 07/01/23                                      855,000     833,052

MN Carlton                      Inter-Faith Social Services, Inc.,
                                  Series 2000, 7.500% 04/01/19                         250,000     262,160

MN Sartell                      Foundation for Health Care:
                                 Series 1999 A,
                                   6.625% 09/01/29                                   2,000,000   2,037,000
                                 Series 2001 A,

                                     8.000% 09/01/30                                 1,000,000   1,091,960

PA Chester County Industrial    Pennsylvania Nursing Home, Series 2002,
Development Authority             8.500% 05/01/32                                      385,000     393,763

PA Delaware County Industrial   Care Institute-Main Line LLC, Series 2005,
Development Authority             9.000% 08/01/31                                       50,000      38,938

PA Lackawanna County Industrial Greenridge Nursing Center, Series 1990,
Development Authority             10.500% 12/01/10 (d)                                  80,000      77,580

PA Luzerne County Industrial    Millville Nursing Center, Series 1990,
Development Authority             10.500% 12/01/12 (d)                                 145,000     140,589
                                ---------------------------------------------------- --------- -----------
                                Nursing Homes Total                                             14,912,453
Health Care Total                                                                              160,002,221

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Housing - 15.5%
Assisted Living/Senior - 2.2%
DE Kent County                    Heritage at Dover, Series 1999, AMT,
                                    7.625% 01/01/30                                  2,355,000  2,106,029

GA Columbus Housing Authority     The Gardens at Calvary Project, Series 1999,
                                    7.000% 11/15/29                                  2,000,000  1,885,280

IL Development Finance Authority  Care Institute, Inc., Series 1995,
                                    8.250% 06/01/25                                  1,805,000  1,862,923

MN Roseville                      Care Institute, Inc., Series 1993,
                                    7.750% 11/01/23                                  1,270,000  1,063,523

NC Medical Care Commission        DePaul Community Facilities:
                                   Series 1998,
                                     6.125% 01/01/28                                   500,000    458,800
                                   Series 1999,
                                     7.625% 11/01/29                                 1,910,000  1,986,725

NY Huntington Housing Authority   Gurwin Jewish Senior Center, Series 1999 A:
                                    5.875% 05/01/19                                  1,900,000  1,930,514
                                   6.000% 05/01/29                                     625,000    636,719

NY Mount Vernon Industrial        Series 1999,
Development Agency                  6.200% 06/01/29                                  1,000,000  1,014,720

NY Suffolk County Industrial      Gurwin-Jewish Phase II, Series 2004,
Development Agency                  6.700% 05/01/39                                    500,000    533,570

OR Clackamas County Hospital      Robison Jewish Home, Series 2005,
Facility Authority                  5.250% 10/01/27                                    700,000    679,840

TX Bell County Health Facility    Care Institute, Inc., Series 1994,
Development Corp.                   9.000% 11/01/24                                    905,000    925,317
                                  -------------------------------------------------- --------- ----------
                                  Assisted Living/Senior Total                                 15,083,960

Multi-Family - 6.3%
CA Statewide Communities          Series 2005 , AMT, Insured: GNMA
Development Authority               5.050% 01/20/41                                  5,000,000  4,969,900

CO Health Facilities Authority    Birchwood Manor Project, Series 1991 A,
                                    Guarantor: GNMA
                                    7.250% 04/01/11                                    330,000    330,782

CT Housing Finance Authority      5.000% 11/15/21(e)                                 1,145,000  1,162,061

DC Housing Finance Agency         FDS Residential II LP, Series 2004, AMT,
                                    Insured: FHA
                                    4.850% 06/01/35                                  1,460,000  1,409,338

DE Wilmington                     Electra Arms Senior Association Project,
                                    Series 1998, AMT,
                                    6.250% 06/01/28                                    895,000    853,687

FL Broward County Housing Finance Chaves Lake Apartment Project, Series 2000 A, AMT,
Authority                           7.500% 07/01/40                                  1,250,000  1,283,125

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Housing (continued)                                                                  Par ($)   Value ($)
Multi-Family (continued)
FL Capital Trust Agency            Atlantic Housing Foundation, Inc., Series 2005 C,
                                     5.875% 01/01/28                                 1,500,000 1,472,190

FL Clay County Housing Finance     Madison Commons Apartments, Series 2000 A, AMT,
Authority                            7.450% 07/01/40                                 1,220,000 1,250,585

MA Housing Finance Agency          Series 2004 A, AMT, Insured: FSA
                                     5.250% 07/01/25                                 5,000,000 5,102,700
                                   Series 2005 A, AMT,
                                     5.200% 06/01/36                                 1,500,000 1,500,120
                                   Series 2005 E, AMT,
                                     5.000% 12/01/28                                   750,000   743,978

ME Housing Authority               Series 2005 A-2, AMT,
                                     4.950% 11/15/27                                 2,500,000 2,462,250

MN Minneapolis Student Housing     Riverton Community Housing, Inc., Series 2006 A,
                                     5.700% 08/01/40                                 1,600,000 1,533,312

MN Washington County Housing &     Cottages of Aspen, Series 1992, AMT,
Redevelopment Authority              9.250% 06/01/22                                   435,000   444,500

MN White Bear Lake                 Birch Lake Townhomes, Series 1989 A,
                                     9.750% 07/15/19                                   750,000   712,500

NC Medical Care Commission         ARC Projects, Series 2004 A,
                                     5.800% 10/01/34                                 1,550,000 1,619,797

NJ Housing & Mortgage Finance      Series 2005 A, AMT, Insured: FGIC
Agency                               4.950% 11/01/37                                 2,685,000 2,626,252

NM Mortgage Finance Authority      Series 2005 E, AMT, Insured: FHA
                                     4.800% 09/01/40                                 1,200,000 1,136,028

NY New York City Housing           Series 2005 F-1,
Development Corp.                    4.650% 11/01/25                                 2,750,000 2,735,947

OH Montgomery County               Series 2005, AMT, Insured: FHLMC
                                     4.950% 11/01/35                                   750,000   736,260

OR Housing & Community Services    Series 2005 A, AMT, Insured: FHA
Department                           4.850% 07/01/35                                 1,755,000 1,694,084

PA Pittsburgh Urban                Series 2006 A, AMT,
Redevelopment Authority              5.000% 10/01/36                                 1,750,000 1,729,682

Resolution Trust Corp.             Pass-Through Certificates, Series 1993 A,
                                     8.500% 12/01/16 (f)                               455,481   441,571

TN Franklin Industrial Development Landings Apartment, Series 1996 B,
Board                                8.750% 04/01/27                                 1,500,000 1,516,215

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Housing (continued)                                                                      Par ($)   Value ($)
Multi-Family (continued)
TX El Paso County Housing Finance American Village Communities:
Corp.                               Series 2000 C,
                                     8.000% 12/01/32                                       575,000    585,873
                                   Series 2000 D,
                                     10.000% 12/01/32                                      680,000    695,518

WA Seattle Housing Authority      High Rise Rehabilitation Phase I LP, Series 2005, AMT,
                                    Insured: FSA
                                    5.000% 11/01/25                                      1,000,000    995,030

WA Tacoma Housing Authority       Redwood, Series 2005, AMT, Guarantor: GNMA
                                    5.050% 11/20/37                                      3,000,000  2,976,480
                                  ------------------------------------------------------ --------- ----------
                                  Multi-Family Total                                               44,719,765

Single-Family - 7.0%
AK Development Finance Authority  Series 2005 D, AMT, Guarantor: GNMA
                                    4.750% 07/01/35                                        740,000    705,301

CO Housing & Finance Authority    Series 1995 D-1, AMT,
                                    7.375% 06/01/26                                         50,000     51,375
                                  Series 1997 A-2, AMT,
                                    7.250% 05/01/27                                         45,000     45,876

CT Housing Finance Authority      Series 2005 D-2, AMT,
                                    4.850% 11/15/36                                      5,000,000  4,847,500

FL Housing Finance Corp.          Series 2006 1, AMT,
                                    4.850% 07/01/37                                      2,000,000  1,937,660

FL Lee County Housing Finance     Series 2006 A,
Authority                           5.000% 03/01/39                                      2,000,000  1,979,520

MA Housing Finance Agency         Series 2006 122, AMT,
                                    4.875% 12/01/37                                      4,000,000  3,841,480

ME Housing Authority              Series 2005 D-2, AMT,
                                    4.800% 11/15/36                                      2,000,000  1,923,540

MN Housing Finance Agency         Series 2006I, AMT,
                                    5.000% 07/01/21 (e)                                  1,350,000  1,355,063

MN Minneapolis St. Paul Housing   Series 2006, AMT,
Finance Board                       5.000% 12/01/38                                      2,750,000  2,705,202

MO Housing Development            Series 2006 C1
Commission                          5.000% 09/01/37                                      2,500,000  2,461,000

MT Board of Housing               Series 2005 A, AMT,
                                    5.000% 06/01/36                                      1,000,000    992,590

NC Housing Finance Agency         Series 2006 23-A, AMT,
                                    4.800% 01/01/37                                      2,500,000  2,395,775

ND Housing Finance Agency         Series 2006 A, AMT,
                                    4.850% 07/01/21                                      2,000,000  2,001,800

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Housing (continued)                                                    Par ($)   Value ($)
Single-Family (continued)
NJ Housing & Mortgage Finance    Series 2005 M, AMT,
Agency                             5.000% 10/01/36                     1,870,000   1,877,985

OH Housing Finance Agency        Series 2006,
                                   4.900% 09/01/36                     1,000,000     977,890

OK Housing Finance Agency        Series 2006 C, AMT
                                   5.000% 09/01/26                     2,000,000   1,992,320
                                 Series 2006, AMT,
                                   4.850% 09/01/37                     2,435,000   2,340,303

PA Housing Finance Agency        Series 2005 90-A, AMT,
                                   4.700% 10/01/25                     1,490,000   1,451,573

RI Housing & Mortgage Finance    Series 2005, AMT,
Corp.                              4.750% 10/01/30                     4,000,000   3,860,080

TX Affordable Housing Corp.      Series 2005 A, AMT,
                                   5.100% 09/01/39                     3,300,000   3,326,961

UT Utah Housing Corp.            Series 2006, AMT:
                                   4.850% 07/01/26                     1,000,000     980,160
                                  4.950% 07/01/37                      2,000,000   1,955,960

VA Housing Development Authority Series 2005 A, AMT,
                                   5.000% 01/01/31                     1,500,000   1,495,800

WI Housing & Economic            Series 2005 C, AMT,
Development Authority              4.875% 03/01/36                     1,970,000   1,901,582
                                 ------------------------------------- --------- -----------
                                 Single-Family Total                              49,404,296
Housing Total                                                                    109,208,021
Industrials - 5.1%
Food Products - 0.4%
MI Strategic Fund                Imperial Holly Corp.:
                                   Series 1998 A,
                                    6.250% 11/01/15                    1,000,000   1,017,430
                                  Series 1998 C, AMT,
                                    6.550% 11/01/25                    1,500,000   1,475,070

OH Toledo Lucas County Port      Cargill, Inc. Project, Series 2004 A,
Authority                          4.800% 03/01/22                       500,000     489,935
                                 ------------------------------------- --------- -----------
                                 Food Products Total                               2,982,435

Forest Products & Paper - 1.5%
AL Camden Industrial Development Weyerhaeuser Co., Series 2003 B, AMT,
Board                              6.375% 12/01/24                       275,000     297,212

AL Courtland Industrial          International Paper Co.:
Development Board                  Series 2003 B, AMT,
                                    6.250% 08/01/25                    2,000,000   2,152,460

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Industrials (continued)                                                               Par ($)    Value ($)
Forest Products & Paper (continued)
                                  Series 2005 A,
                                    5.200% 06/01/25                                    1,000,000    998,280

AL Phenix City Industrial        Meadwestvaco Corp., Series 2002 A, AMT,
Development Board                  6.350% 05/15/35                                     1,000,000  1,065,410

AR Camden Environmental          International Paper Co., Series 2004 A, AMT,
Improvement Authority              5.000% 11/01/18                                       250,000    245,472

GA Rockdale County Development   Visy Paper, Inc., Series 1993, AMT,
Authority                          7.500% 01/01/26                                     2,800,000  2,810,528

MS Lowndes County                Weyerhaeuser Co.:
                                  Series 1992 A,
                                    6.800% 04/01/22                                    1,995,000  2,351,088
                                  Series 1992 B,
                                    6.700% 04/01/22                                      230,000    268,672

VA Bedford County Industrial     Nekoosa Packaging Corp., Series 1998, AMT,
Development Authority              5.600% 12/01/25                                       400,000    393,392
                                 ---------------------------------------------------- ---------- ----------
                                 Forest Products & Paper Total                                   10,582,514

Manufacturing - 0.4%
IL Will-Kankakee Regional        Flanders Corp., Series 1997, AMT,
Development Authority              6.500% 12/15/17                                       740,000    742,915

KS Wichita Airport Authority     Cessna Citation Service Center, Series 2002 A, AMT,
                                   6.250% 06/15/32                                     1,875,000  1,978,369
                                 ---------------------------------------------------- ---------- ----------
                                 Manufacturing Total                                              2,721,284

Metals & Mining - 0.3%
NV Department of Business &      Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
Industry                           8.000% 09/01/14                                       415,000    424,944

VA Greensville County Industrial Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
Development Authority              7.000% 04/01/14                                     2,100,000  2,049,579
                                 ---------------------------------------------------- ---------- ----------
                                 Metals & Mining Total                                            2,474,523

Oil & Gas - 2.5%
NJ Middlesex County Pollution    Amerada Hess Corp., Series 2004,
Control Authority                  6.050% 09/15/34                                       285,000    305,842

NV Clark County Industrial       Southwest Gas Corp.: Series 2003 E, AMT,
Development Authority              5.800% 03/01/38                                     1,750,000  1,846,705
                                 Series 2005 A, AMT, Insured: AMBAC
                                   4.850% 10/01/35                                    10,000,000  9,665,600

TX Gulf Coast Industrial         Citgo Petroleum, Series 1998, AMT,
Development Authority              8.000% 04/01/28                                       875,000    981,812

TX Texas City Industrial         Arco Pipe Line Co., Series 1990,
Development Corp.                  7.375% 10/01/20                                     2,000,000  2,490,340

VI Virgin Islands Public Finance Hovensa LLC: Series 2003, AMT,
Authority                          6.125% 07/01/22                                       875,000    954,511
                                 Series 2004, AMT,
                                   5.875% 07/01/22                                     1,000,000  1,079,000

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Industrials (continued)                                                               Par ($)   Value ($)
Oil & Gas (continued)
VI Virgin Islands                 Hovensa LLC, Series 2002, AMT,
                                    6.500% 07/01/21                                     125,000    139,631
                                  --------------------------------------------------- --------- ----------
                                  Oil & Gas Total                                               17,463,441
Industrials Total                                                                               36,224,197
Other - 10.1%
Other - 0.7%
NJ Economic Development           Motor Vehicle Commission, Series 2003 A,
Authority                           Insured: MBIA
                                    (a) 07/01/14                                      2,500,000  1,727,825

NY Convention Center Operating    Yale Building Project, Series 2003,
Corp.                               (a) 06/01/08                                      2,100,000  1,946,469

PR Commonwealth of Puerto Rico    Series 2006 B,
Government Development Bank         5.000% 12/01/15                                   1,250,000  1,286,088
                                  --------------------------------------------------- --------- ----------
                                  Other Total                                                    4,960,382

Pool/Bond Bank - 0.4%
OH Cleveland-Cuyahoga County Port Series 2004 E,
Authority                           5.600% 05/15/25                                     530,000    539,174
                                  Series 2005 B,
                                    5.125% 05/15/25                                     750,000    747,705

OH Summit County Port Authority   Seville Project, Series 2005 A,
                                    5.100% 05/15/25                                     495,000    488,946

SD Economic Development Finance   Davis Family Sodak, Series 2004 4-A, AMT,
Authority                           6.000% 04/01/29                                   1,400,000  1,422,372
                                  --------------------------------------------------- --------- ----------
                                  Pool/Bond Bank Total                                           3,198,197

Refunded/Escrowed(g) - 6.5%
CA ABAG Finance Authority for     Eskaton Gold River Lodge, Series 1998,
Nonprofit Corps.                    Pre-refunded 11/15/08:
                                    6.375% 11/15/15                                     580,000    608,983
                                   6.375% 11/15/28                                      550,000    589,754

CA Golden State Tobacco           Series 2003 B, Pre-refunded 06/01/13,
Securitization Corp.                5.500% 06/01/43                                   1,250,000  1,354,687

CA Orange County Community        Ladera Ranch, Series 1999 A, Pre-refunded 08/15/09,
Facilities District                 6.500% 08/15/21                                   1,000,000  1,090,330

CA Statewide Communities          Eskaton Village-Grass Valley, Series 2000,
Development Authority               Pre-refunded 11/15/10,
                                    8.250% 11/15/31                                   1,710,000  1,993,621

CO Adams County                   Series 1991 B:
                                   Escrowed to Maturity,
                                     11.250% 09/01/11                                   220,000    291,881
                                   Pre-refunded 09/01/09,
                                     11.250% 09/01/11 (h)                               325,000    393,068
                                   Pre-refunded 09/01/10,
                                     11.250% 09/01/11                                   360,000    456,610

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Other (continued)                                                                       Par ($)    Value ($)
Refunded/Escrowed(g) (continued)
CO Department of Transportation    Series 2001, Pre-refunded 12/15/08, Insured: MBIA
                                     6.818% 12/15/08 (i)                                 5,000,000 5,754,830

CO E-470 Public Highway Authority  Series 2000 B, Pre-refunded 09/01/10, Insured: MBIA
                                     (a) 09/01/35                                       17,500,000 2,246,650

CT Development Authority           New Haven Residuals LP, Series 1996, AMT,
                                     Escrowed to Maturity,
                                     8.250% 12/01/06                                       195,000   198,418

FL Northern Palm Beach County      Series 1999, Pre-refunded 08/01/09, Insured: MBIA
Improvement District                 5.900% 08/01/19                                       500,000   533,245
                                    6.000% 08/01/29                                        750,000   801,937

FL Orange County Health Facilities Orlando Lutheran Towers, Inc., Series 1996,
Authority                            Pre-refunded 07/01/06,
                                     8.625% 07/01/20                                     1,500,000 1,545,180
                                   Orlando Regional Healthcare System:
                                    Series 1999 E, Pre-refunded 10/01/09,
                                      6.000% 10/01/26                                       20,000    21,358
                                    Series 2002, Pre-refunded 12/01/12,
                                      5.750% 12/01/32                                      350,000   381,118

FL Tampa Bay Water Utility         Series 1991 I, Pre-refunded 10/01/11, Insured: FGIC
Systems                              7.298% 10/01/23(i)                                  7,500,000 8,714,175

GA Forsyth County Hospital         Georgia Baptist Health Care System, Series 1998,
Authority                            Escrowed to Maturity,
                                      6.000% 10/01/08                                      480,000   490,776

GA Municipal Electric Authority    Series 1991 V:
                                     Escrowed to Maturity,
                                      6.600% 01/01/18                                      690,000   813,386
                                    Pre-refunded 01/01/13,
                                      6.600% 01/01/18                                       75,000    86,712

IL Development Finance Authority   Latin School of Chicago, Series 1998,
                                     Pre-refunded 08/01/08,
                                     5.650% 08/01/28                                     1,725,000 1,780,562

IL University of Illinois          Series 2001 A, Pre-refunded 08/15/11, Insured: AMBAC
                                     5.500% 08/15/16                                     1,425,000 1,525,477

MA Development Finance Agency      Western New England College, Series 2002,
                                     Pre-refunded 12/01/12,
                                     6.125% 12/01/32                                       300,000   335,616

NC Eastern Municipal Power         Series 1991 A, Escrowed to Maturity,
Agency                               6.500% 01/01/18                                     3,320,000 3,977,327

NC Lincoln County                  Lincoln County Hospital, Series 1991, Escrowed to
                                     Maturity,
                                     9.000% 05/01/07                                        45,000    46,825

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Other (continued)                                                                 Par ($)    Value ($)
Refunded/Escrowed(g) (continued)
NH Higher Educational & Health     Catholic Medical Center, Series 2002 A,
Facilities Authority,                Pre-refunded 7/01/12,
                                     6.125% 07/01/32                                 350,000    388,346

NJ Economic Development            Winchester Gardens, Series 1996 A,
Authority                            Pre-refunded 11/01/06,
                                     8.625% 11/01/25                               2,000,000  2,070,260

NM Red River Sports Facility       Red River Ski Area, Series 1998,
                                     6.450% 06/01/07                                  50,000     50,036

NV Henderson                       St. Rose Dominican Hospital, Series 1998 A,
                                     Pre-refunded 07/01/08,
                                     5.375% 07/01/26                                 180,000    185,643

NY New York                        Series 1995 B, Escrowed to Maturity,
                                     7.250% 08/15/07                                 140,000    145,348

PA Lancaster Industrial            Garden Spot Village, Series 2000 A,
Development Authority                Pre-refunded 05/01/10,
                                     7.625% 05/01/31                                 825,000    936,664

PA Philadelphia Authority for      Doubletree Project, Series 1997 A,
Industrial Development               Pre-refunded 02/01/07,
                                     6.500% 10/01/27                               2,000,000  2,069,100

TN Shelby County Health,           Open Arms Development Centers:
Educational & Housing Facilities     Series 1992 A, Pre-refunded 08/01/07,
Board                                9.750% 08/01/19                                 270,000    297,748
                                   Series 1992 C, Pre-refunded 08/01/12,
                                     9.750% 08/01/19                                 270,000    297,748

WI Health & Educational Facilities Attic Angel Obligated Group, Series 1998,
Authority                            Pre-refunded 11/17/08,
                                     5.750% 11/15/27                               2,125,000  2,252,627

WV Hospital Finance Authority      Charleston Area Medical Center, Series 2000 A,
                                     Pre-refunded 09/01/10,
                                     6.750% 09/01/30                                 925,000  1,029,691
                                   ---------------------------------------------- ---------- ----------
                                   Refunded/Escrowed Total                                   45,755,737

Tobacco - 2.5%
CA Golden State Tobacco            Series 2003 A-1:
Securitization Corp.                 6.250% 06/01/33                               2,850,000  3,080,280
                                    6.750% 06/01/39                                  200,000    223,846

IA Tobacco Settlement Authority    Series 2005 C,
                                     5.625% 06/01/46                               3,000,000  3,057,780

LA Tobacco Settlement Financing    Series 2001 B,
Corp.                                5.875% 05/15/39                               1,000,000  1,045,970

NJ Tobacco Settlement Financing    Series 2003,
Corp.                                6.750% 06/01/39                               2,000,000  2,232,200

NY Nassau County Tobacco           Series 2006,
Settlement Corp.                     (a) 06/01/60                                 25,000,000    812,000

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Other (continued)                                                           Par ($)    Value ($)
Tobacco (continued)
NY TSASC, Inc.                    Series 2006 1,
                                    5.125% 06/01/42                          3,250,000  3,174,243

PR Commonwealth of Puerto Rico    Series 2005 B,
Children's Trust Fund               (a) 05/15/55                            25,000,000    850,750

SC Tobacco Settlement Financing   Series 2001 B,
Corp.                               6.375% 05/15/28                          1,000,000  1,066,630

VA Tobacco Settlement Financing   Series 2005,
Corp.                               5.625% 06/01/37                          2,000,000  2,058,520
                                  ----------------------------------------- ---------- ----------
                                  Tobacco Total                                        17,602,219
Other Total                                                                            71,516,535
Other Revenue - 2.7%
Hotels - 1.0%
NJ Middlesex County Improvement   Heldrich Associates LLC:
Authority                           Series 2005 B,
                                     6.250% 01/01/37                         4,250,000  4,289,482
                                   Series 2005 C,
                                     8.750% 01/01/37                         1,250,000  1,228,800

TX San Antonio Convention Hotel   Hotel Investments LP, Series 2005 A, AMT,
Finance Corp.                       Insured: AMBAC
                                    5.000% 07/15/34                          1,500,000  1,495,470
                                  ----------------------------------------- ---------- ----------
                                  Hotels Total                                          7,013,752

Recreation - 1.0%
CA Agua Caliente Band Cahuilla    Series 2003,
Indians                             6.000% 07/01/18                          1,000,000  1,078,790

CA Cabazon Band Mission Indians   Series 2004:
                                    8.375% 10/01/15                            520,000    524,405
                                   8.750% 10/01/19                           1,800,000  1,822,338

CT Mashantucket Western Pequot    Series 1999 B,
Tribe                               (a) 09/01/15                             2,000,000  1,212,840

CT Mohegan Tribe Gaming Authority Series 2001,
                                    6.250% 01/01/31                            475,000    500,626

OR Cow Creek Band Umpqua Tribe    Series 2006 C
of Indians,                         5.625% 10/01/26                          1,700,000  1,681,810
                                  ----------------------------------------- ---------- ----------
                                  Recreation Total                                      6,820,809

Retail - 0.7%
LA Beauregard Parish              Office Max, Series 2002,
                                    6.800% 02/01/27                          1,750,000  1,892,048

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Other Revenue (continued)                                                             Par ($)   Value ($)
Retail (continued)
NY New York City Industrial       IAC/Interactive Corp., Series 2005,
Development Agency                  5.000% 09/01/35                                   2,750,000  2,745,627

OH Lake County                    North Madison Properties, Series 1993,
                                    8.819% 09/01/11                                     415,000    420,341
                                  --------------------------------------------------- --------- ----------
                                  Retail Total                                                   5,058,016
Other Revenue Total                                                                             18,892,577
Resource Recovery - 1.6%
Disposal - 0.8%
FL Lee County Solid Waste Systems Series 2006 A, AMT, Insured: AMBAC
                                    5.000% 10/01/17                                   2,010,000  2,079,988

OH Solid Waste                    Republic Services, Series 2004, AMT,
                                    4.250% 04/01/33                                   2,000,000  1,910,640

UT Carbon County                  Laidlaw Environmental, Series 1997 A, AMT,
                                    7.450% 07/01/17                                   1,500,000  1,566,600
                                  --------------------------------------------------- --------- ----------
                                  Disposal Total                                                 5,557,228

Resource Recovery - 0.8%
MA Development Finance Agency     Ogden Haverhill Associates, Series 1999 A, AMT,
                                    6.700% 12/01/14                                     750,000    806,423

MA Industrial Finance Agency      Ogden Haverhill Associates, Series 1998 A, AMT:
                                    5.500% 12/01/13                                     500,000    517,185
                                   5.600% 12/01/19                                    1,000,000  1,026,150

NY Niagara County Industrial      American REF-Fuel Co., LLC, Series 2001 A, AMT,
Development Agency                  5.450% 11/15/26                                   1,000,000  1,047,210

PA Delaware County Industrial     American REF-Fuel Co., Series 1997 A,
Development Authority               6.200% 07/01/19                                   2,225,000  2,315,179
                                  --------------------------------------------------- --------- ----------
                                  Resource Recovery Total                                        5,712,147
Resource Recovery Total                                                                         11,269,375
Tax-Backed - 15.4%
Local Appropriated - 1.8%
CA Compton                        Civic Center & Capital Improvements, Series 1997 A,
                                    5.500% 09/01/15                                   1,500,000  1,548,420

CA Southeast Resource Recovery    Series 2003 B, AMT, Insured: AMBAC
Facilities Authority                5.375% 12/01/18                                   2,000,000  2,088,760

MN Andover Economic               Andover Community Center, Series 2004,
Development Authority               5.200% 02/01/34                                     750,000    764,558

MO St. Louis Industrial           St. Louis Convention Center, Series 2000,
Development Authority               Insured: AMBAC
                                    (a) 07/15/18                                      3,000,000  1,702,590

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Tax-Backed (continued)                                                            Par ($)   Value ($)
Local Appropriated (continued)
SC Berkeley County School District Series 2003,
                                     5.000% 12/01/28                              2,000,000  1,994,580

SC Dorchester County School        Series 2004,
District No. 2                       5.250% 12/01/29                              1,000,000  1,020,480

SC Lancaster Educational           Lancaster County School District, Series 2004,
Assistance Program                   5.000% 12/01/26                              1,350,000  1,346,692

SC Laurens County School District  Series 2005,
No. 55                               5.250% 12/01/30                              1,400,000  1,418,732

SC Newberry County School District Series 2005,
                                     5.000% 12/01/30                                750,000    737,610
                                   ---------------------------------------------- --------- ----------
                                   Local Appropriated Total                                 12,622,422

Local General Obligations - 3.9%
CA East Side Union High School     Series 2003 B, Insured: MBIA
District                             5.100% 02/01/20                              1,320,000  1,409,509

CA Empire Union School District    Series 1987-1 A, Insured: AMBAC
                                     (a) 10/01/21                                 1,665,000    790,958

CA Los Angeles Community College   Series 2003 B, Insured: FSA
District                             5.000% 08/01/19                              2,000,000  2,072,300

CA Los Angeles Unified School      Series 1997 E, Insured: MBIA
District                             5.125% 01/01/27                              3,800,000  3,914,798
                                   Series 2002 E, Insured: MBIA
                                     5.750% 07/01/16                                800,000    901,824

CA Modesto High School District    Series 2002 A, Insured: FGIC
                                     (a) 08/01/19                                 2,650,000  1,413,643

CA Pasadena Community College      Series 2003 A, Insured: FGIC
District                             5.000% 06/01/19                              1,290,000  1,335,692

CA William S. Hart Union High      Series 2003 A, Insured: MBIA
School District                      5.000% 09/01/19                              1,625,000  1,684,296

CO Northwest Metropolitan District Series 2005,
No. 3                                6.250% 12/01/35                              1,000,000  1,038,520

CO Red Sky Ranch Metropolitan      Series 2003,
District                             6.050% 12/01/33                              1,000,000  1,022,580

IL Hoffman Estates Park District   Series 2004,
                                     5.250% 12/01/23                              1,000,000  1,028,100

LA Greystone Midwest Jr. Lien      Livingston Parish, Series 2005,
                                     7.148% 08/01/36 (j)                          3,581,328  3,199,999

NJ Bergen County Improvement       Series 2005,
Authority                            5.000% 11/15/24                              1,800,000  1,897,740

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Tax-Backed (continued)                                                              Par ($)   Value ($)
Local General Obligations (continued)
NY New York City                   Series 1995 B,
                                     7.250% 08/15/07                                  860,000    891,192
                                   Series 2003 J,
                                     5.500% 06/01/18                                1,500,000  1,595,610

OH Dublin City School District     Series 2003, Insured: FSA
                                     5.000% 12/01/20                                2,450,000  2,535,824

TX Dallas County Flood Control     Series 2002,
District                             7.250% 04/01/32                                1,000,000  1,049,980
                                   ------------------------------------------------ --------- ----------
                                   Local General Obligations Total                            27,782,565

Special Non-Property Tax - 1.8%
IL Bolingbrook                     Sales Tax Revenue, Series 2005,
                                     (a) 01/01/24                                   1,500,000  1,382,520

KS Wyandotte County                Series 2005,
                                     5.000% 12/01/20                                  625,000    634,356

MO St. Louis County Industrial     Kiel Center Arena, Series 1992, AMT,
Development Authority                7.875% 12/01/24                                3,000,000  3,015,030

NJ Economic Development            Cigarette Tax, Series 2004:
Authority                            5.500% 06/15/31                                  315,000    324,416
                                    5.750% 06/15/29                                 1,000,000  1,052,810

NY Thruway Authority               Series 2003 A, Insured: MBIA
                                     5.000% 03/15/20                                3,500,000  3,612,420

PR Commonwealth of Puerto Rico     Series 2003 AA, Insured: MBIA
Highway & Transportation Authority   5.500% 07/01/19                                2,320,000  2,563,368
                                   ------------------------------------------------ --------- ----------
                                   Special Non-Property Tax Total                             12,584,920

Special Property Tax - 4.9%
CA Carson Improvement Bond Act     Series 1992,
1915                                 7.375% 09/02/22                                  130,000    130,693

CA Huntington Beach Community      Grand Coast Resort, Series 2001-1,
Facilities District                  6.450% 09/01/31                                1,250,000  1,328,650

CA Irvine Improvement Bond Act     No. 00-18-GRP 3, Series 2003,
1915                                 5.550% 09/02/26                                  500,000    508,760

CA Lincoln Community Facilities    Series 2004:
District No. 2003-1                  5.750% 09/01/20                                  500,000    520,760
                                    5.900% 09/01/24                                   500,000    524,315

CA Oakdale Public Financing        Central City Redevelopment Project, Series 2004,
Authority                            5.375% 06/01/33                                2,000,000  2,036,680

CA Oceanside Community             Downtown Redevelopment Project, Series 2003,
Development Commission               5.700% 09/01/25                                  500,000    519,275

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Tax-Backed (continued)                                                    Par ($)   Value ($)
Special Property Tax (continued)
CA Orange County Community        Ladera Ranch, Series 2003 A,
Facilities District                 5.550% 08/15/33                       1,000,000 1,012,420

CA Orange County Improvement      Phase IV, No. 01-1-B, Series 2003,
Bond Act 1915                       5.750% 09/02/33                       1,000,000 1,015,180

CA Redwood City Community         Series 2003 B,
Facilities District No. 1           6.000% 09/01/33                         700,000   716,163

CA Temecula Valley Unified School Series 2003,
District No. 1                      6.125% 09/01/33                         600,000   612,426

FL Brandy Creek Community         Series 2003 A,
Development District                6.350% 05/01/34                         975,000 1,013,873

FL Celebration Community          Series 2003 A,
Development District                6.400% 05/01/34                         980,000 1,022,130

FL Colonial Country Club          Series 2003,
Community Development District      6.400% 05/01/33                         725,000   762,627

FL Double Branch Community        Series 2002 A,
Development District                6.700% 05/01/34                         685,000   755,123
                                  Series 2003 B,
                                    5.375% 05/01/08                         210,000   210,187

FL Islands at Doral Southwest     Series 2003,
Community Development District      6.375% 05/01/35                         760,000   791,000

FL Lexington Oaks Community       Series 1998 A,
Development District                6.125% 05/01/19                         250,000   251,310
                                  Series 2000 A,
                                    7.200% 05/01/30                         655,000   674,879
                                  Series 2002 A,
                                    6.700% 05/01/33                         250,000   261,873

FL Middle Village Community       Series 2004 A,
Development District                6.000% 05/01/35                       2,000,000 2,055,620

FL Orlando                        Conroy Road Interchange, Series 1998 A:
                                    5.500% 05/01/10                         230,000   232,742
                                   5.800% 05/01/26                          600,000   607,098

FL Seven Oaks Community           Series 2004 A,
Development District                5.875% 05/01/35                         495,000   501,064
                                  Series 2004 B,
                                    5.000% 05/01/09                         595,000   593,245

FL Stoneybrook Community          Series 1998 A,
Development District                6.100% 05/01/19                         700,000   703,752
                                  Series 1998 B,
                                    5.700% 05/01/08                          25,000    25,023

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Tax-Backed (continued)                                                                   Par ($)   Value ($)
Special Property Tax (continued)
FL West Villages Improvement       Series 2006,
District                             5.500% 05/01/37                                     1,750,000  1,748,267

FL Westchester Community           Series 2003,
Development District No.1            6.125% 05/01/35                                       800,000    832,448

FL Westridge Community             Series 2005,
Development District                 5.800% 05/01/37                                     2,750,000  2,707,870

GA Atlanta                         Series 2005 B,
                                     5.600% 01/01/30                                     1,000,000  1,014,430

IL Chicago                         Pilsen Redevelopment, Series 2004 B,
                                     6.750% 06/01/22                                     1,225,000  1,254,216

IL Du Page County Special Service  5.625% 03/01/36
Area No 31                                                                                 750,000    740,445

IL Lincolnshire Special Services   Sedgebrook Project, Series 2004,
Area No. 1                           6.250% 03/01/34                                       750,000    772,515

IL Plano Special Service Area No.4 Series 2005 5-B,
                                     6.000% 03/01/35                                     3,000,000  2,885,040

IN City of Portage                 Series 2006,
                                     5.000% 07/15/23                                       700,000    683,900

MI Pontiac Tax Increment Finance   Development Area No. 3, Series 2002,
Authority                            6.375% 06/01/31                                     1,000,000  1,061,030

MO Fenton                          Tax Increment Revenue, Series 2006,
                                     4.500% 04/01/21                                       500,000    492,025

MO Riverside                       L-385 Levee Project, Series 2004,
                                     5.250% 05/01/20                                     1,275,000  1,285,672
                                   ----------------------------------------------------- --------- ----------
                                   Special Property Tax Total                                      34,864,726

State Appropriated - 0.8%
CA Public Works Board              Department of Mental Health, Coalinga State Hospital,
                                     Series 2004 A,
                                     5.500% 06/01/19                                     1,000,000  1,073,540

LA Military Department             Custody Receipts, Series 2004,
                                     4.850% 05/01/24                                     1,500,000  1,437,495

NY Triborough Bridge & Tunnel      Javits Convention Center Project, Series 1990 E,
Authority                            7.250% 01/01/10                                     1,260,000  1,339,065

PR Commonwealth of Puerto Rico     Series 2004 A,
Public Finance Corp.                 5.750% 08/01/27                                     1,465,000  1,549,106
                                   ----------------------------------------------------- --------- ----------
                                   State Appropriated Total                                         5,399,206

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Tax-Backed (continued)                                                                  Par ($)   Value ($)
State General Obligations - 2.2%
CA State                           Series 2003:
                                     5.250% 02/01/18                                    2,000,000   2,134,200
                                    5.250% 02/01/20                                     2,000,000   2,136,440
                                    5.250% 02/01/23                                       800,000     852,168

MA Massachusetts Bay               Series 1992 B, Insured: MBIA
Transportation Authority             6.200% 03/01/16                                    5,825,000   6,565,124

PR Commonwealth of Puerto Rico     Insured: FSA,
Aqueduct & Sewer Authority           5.500% 07/01/18                                    2,440,000   2,673,874
                                   Series 2004 A,
                                     5.000% 07/01/30                                    1,390,000   1,425,473
                                   ---------------------------------------------------- --------- -----------
                                   State General Obligations Total                                 15,787,279
Tax-Backed Total                                                                                  109,041,118
Transportation - 6.0%
Air Transportation - 2.6%
CA Los Angeles Regional Airports   American Airlines, Inc., Series 2000 C, AMT,
Improvement Corp.                    7.500% 12/01/24                                      400,000     440,680

FL Capital Trust Agency            Air Cargo-Orlando, Series 2003, AMT,
                                     6.750% 01/01/32                                      650,000     688,402

IN Indianapolis Airport Authority  FedEx Corp., Series 2004, AMT,
                                     5.100% 01/15/17                                    1,000,000   1,020,250

MA Port Authority                  Delta Air Lines, Inc., Series 2001 A, AMT,
                                     Insured: AMBAC
                                     5.500% 01/01/16(k)                                 2,935,000   3,053,603

NC Charlotte/Douglas International US Airways, Inc.:
Airport                             Series 1998, AMT,
                                      5.600% 07/01/27                                   1,500,000   1,474,395
                                    Series 2000, AMT,
                                      7.750% 02/01/28                                   1,250,000   1,328,563

NJ Economic Development            Continental Airlines, Inc.:
Authority                            Series 1999, AMT:
                                      6.250% 09/15/19                                   1,000,000   1,027,920
                                      6.250% 09/15/29                                     500,000     512,635
                                    Series 2003, AMT,
                                      9.000% 06/01/33                                   1,000,000   1,138,710

NY New York City Industrial        American Airlines, Inc, Series 2005, AMT,
Development Agency                   7.750% 08/01/31                                    1,000,000   1,156,040
                                   Terminal One Group Association LP, Series 2005, AMT,
                                     5.500% 01/01/21                                    1,250,000   1,307,400

PA Philadelphia Authority for      Aero Philadelphia, Series 1999, AMT:
Industrial Development               5.250% 01/01/09                                      225,000     225,153
                                    5.500% 01/01/24                                     1,000,000     992,050

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Transportation (continued)                                                      Par ($)   Value ($)
Air Transportation (continued)
TX Dallas-Fort Worth International American Airlines, Inc., Series 2000 A, AMT,
Airport                              9.000% 05/01/29                            2,250,000  2,595,825

TX Houston Industrial Development  United Parcel Service, Series 2002, AMT,
Corp.                                6.000% 03/01/23                            1,005,000  1,035,843
                                   -------------------------------------------- --------- ----------
                                   Air Transportation Total                               17,997,469

Airports - 1.1%
CA Burbank Glendale Pasadena       Series 2005 B, AMT, Insured: AMBAC
Airport Authority                    5.000% 07/01/23                            1,500,000  1,522,815

DC Metropolitan Washington         Series 2003 A, AMT, Insured: FGIC
Airports Authority                   5.000% 10/01/33                            1,500,000  1,503,510

GA Augusta Airport                 Series 2005,
                                     5.150% 01/01/35                              600,000    591,354

NC Charlotte Douglas International Series 1999, AMT, Insured: MBIA
Airport                              7.867% 04/20/19 (h)(i)                     4,000,000  4,463,760
                                   -------------------------------------------- --------- ----------
                                   Airports Total                                          8,081,439

Ports - 0.8%
WA Port of Seattle                 Series 2000 A, AMT, Insured: MBIA
                                     7.789% 08/01/07 (i)                        1,250,000  1,396,225
                                   Series 2000 B, AMT, Insured: MBIA
                                     7.789% 08/01/08 (i)                        3,750,000  4,273,763
                                   -------------------------------------------- --------- ----------
                                   Ports Total                                             5,669,988

Toll Facilities - 1.2%
CO E-470 Public Highway Authority  Series 2000 B, Insured: MBIA
                                     (a) 09/01/18                               4,000,000  2,243,120

CO Northwest Parkway Public        Series 2001 D,
Highway Authority                    7.125% 06/15/41                            2,750,000  2,515,287

NY Thruway Authority               Second General Highway & Bridge Trust Fund,
                                     Series 2005 B, Insured: AMBAC
                                     5.500% 04/01/20                            2,310,000  2,564,885

PR Commonwealth of Puerto Rico     Series 2003 AA, Insured: MBIA
Highway & Transportation Authority   5.500% 07/01/18                            1,225,000  1,348,407
                                   -------------------------------------------- --------- ----------
                                   Toll Facilities Total                                   8,671,699

Transportation - 0.3%
NV Department of Business &        Las Vegas Monorail, Series 2000,
Industry                             7.375% 01/01/40                            1,750,000  1,788,640
                                   -------------------------------------------- --------- ----------
                                   Transportation Total                                    1,788,640
Transportation Total                                                                      42,209,235

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Utilities - 12.3%                                                                     Par ($)   Value ($)
Independent Power Producers - 1.1%
NY Port Authority of New York &  KIAC Partners, Series 1996 IV, AMT:
New Jersey                         6.750% 10/01/11                                    3,000,000 3,049,200
                                  6.750% 10/01/19                                       120,000   121,717

PA Carbon City Industrial        Panther Creek Partners, Series 2000, AMT,
Development Authority              6.650% 05/01/10                                      725,000   763,353

PA Economic Development          Colver Project, Series 2005 G, AMT,
Financing Authority                5.125% 12/01/15                                      825,000   802,189
                                 Northampton Generating: Series 1994 A, AMT,
                                   6.500% 01/01/13                                    3,000,000 2,951,880
                                 Series 1994 B, AMT,
                                   6.750% 01/01/07                                       10,000    10,086
                                 ---------------------------------------------------- --------- ---------
                                 Independent Power Producers Total                              7,698,425

Investor Owned - 6.8%
AZ Maricopa County Pollution     Southern California Edison Co.,
Control Corp.                      Series 2000 A, 2.900% 06/01/35                     1,000,000   958,620

CA Chula Vista Industrial        San Diego Gas & Electric Co.,
Development Authority              Series 1996 B, AMT, 5.500% 12/01/21                1,275,000 1,346,910

FL Polk County Industrial        Tampa Electric Co., Series 1996, AMT,
Development Authority              5.850% 12/01/30                                    1,500,000 1,525,980

IL Development Finance Authority Peoples Gas Light & Coke Co., Series 2003 E, AMT,
                                   Insured: AMBAC
                                   4.875% 11/01/38                                    2,500,000 2,500,675

IN Petersburg                    Indianapolis Power & Light Co.:
                                   Series 1991,
                                    5.750% 08/01/21                                   1,000,000 1,053,630
                                  Series 1995,
                                    6.625% 12/01/24                                     255,000   260,034

LA Calcasieu Parish Industrial   Entergy Gulf States, Inc., Series 1999,
Development Board                  5.450% 07/01/10                                      500,000   505,165

LA West Feliciana Parish         Entergy Gulf States, Inc., Series 1999 B,
                                   6.600% 09/01/28                                      250,000   250,820

MS Business Finance Corp.        Systems Energy Resources, Inc. Project, Series 1999,
                                   5.900% 05/01/22                                    1,500,000 1,508,745

MT Forsyth                       Northwestern Corp., Series 2006, Insured: AMBAC
                                   4.650% 08/01/23                                    3,000,000 2,965,050
                                 Portland General, Series 1998 A,
                                   5.200% 05/01/33                                      375,000   384,169

NC Wake County Industrial        Carolina Power & Light Co., Series 2002,             2,000,000 2,085,800
Facilities & Pollution Control     5.375% 02/01/17
Financing Authority

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Utilities (continued)                                                                   Par ($)   Value ($)
Investor Owned (continued)
NH Business Finance Authority     Pubilc Servie Co. of NH, Series 2006 B, Insured: MBIA
                                    4.750% 05/01/21                                     7,250,000  7,165,900

NM Farmington                     Tucson Electric Power Co., Series 1997 A,
                                    6.950% 10/01/20                                     2,000,000  2,088,540

NV Clark County Industrial        Nevada Power Co.:
Development Authority              Series 1995 B, AMT,
                                     5.900% 10/01/30                                    2,135,000  2,134,552
                                   Series 1997 A, AMT,
                                     5.900% 11/01/32                                      750,000    747,052
                                  Southern California Edison Co., Series 2000 A, AMT,
                                   3.250% 06/01/31                                      1,000,000    962,310

NY Energy & Research              Brooklyn Union Gas Co., Series 2005 A, AMT,
Development Authority               Insured: FGIC
                                    4.700% 02/01/24                                     6,250,000  6,119,375

PA Economic Development           Reliant Energy, Inc., Series 2001 A, AMT,
Financing Authority                 6.750% 12/01/36                                       800,000    855,720

SC Berkeley County Pollution      South Carolina Generating Co. Project, Series 2003,
Control Facilities Authority        4.875% 10/01/14                                     1,500,000  1,518,705

TX Brazos River Authority         TXU Energy Co., LLC:
                                    Series 1994, AMT,
                                     5.400% 05/01/29                                    1,500,000  1,531,875
                                   Series 2001 C, AMT,
                                     5.750% 05/01/36                                      515,000    540,791
                                   Series 2003 C, AMT,
                                     6.750% 10/01/38                                    1,180,000  1,318,331

VA Pittsylvania County Industrial Virginia Electric & Power Co., Series 1994 A, AMT:
Development Authority               7.450% 01/01/09                                     2,100,000  2,133,054
                                   7.500% 01/01/14                                        500,000    508,165

WY Campbell County                Black Hills Power, Inc., Series 2004,
                                    5.350% 10/01/24                                     3,250,000  3,327,285

WY Converse County                PacifiCorp, Series 1988,
                                    3.900% 01/01/14                                     1,500,000  1,419,945
                                  ----------------------------------------------------- --------- ----------
                                  Investor Owned Total                                            47,717,198

Joint Power Authority - 0.4%
NC Eastern Municipal Power        Series 1991 A,
Agency                              6.500% 01/01/18                                     1,680,000  1,920,593
                                  Series 2003 C,
                                    5.375% 01/01/17                                     1,000,000  1,043,130
                                  ----------------------------------------------------- --------- ----------
                                  Joint Power Authority Total                                      2,963,723

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Utilities (continued)                                                                  Par ($)    Value ($)
Municipal Electric - 2.8%
GA Municipal Electric Authority   Series 1991 V,
                                    6.600% 01/01/18                                     3,300,000   3,798,927

MN Western Municipal Power        Series 2003 B, Insured: MBIA
Agency                              5.000% 01/01/15                                       500,000     527,985

NY Long Island Power Authority    Electric Systems Revenue, Series 2003 A,
                                    5.000% 06/01/09                                     2,000,000   2,056,020
                                  Series 1998, Insured: AMBAC
                                    5.000% 04/01/10                                     2,000,000   2,074,940

PR Electric Power Authority       Series 1998 NN,
                                    5.500% 07/01/20                                     1,005,000   1,086,807

TX Lower Colorado River Authority Series 1999 A, Insured: AMBAC
                                    5.500% 05/15/21                                    10,000,000  10,456,200
                                  ---------------------------------------------------- ---------- -----------
                                  Municipal Electric Total                                         20,000,879

Water & Sewer - 1.2%
AZ Gilbert Water Resources        Wastewater Systems & Utilities Revenue, Series
Municipal Property Corp.            2004,
                                    4.900% 04/01/19                                     1,000,000     993,370

CA Department of Water Resources  Central Valley Project, Series 2002 X, Insured: FGIC
                                    5.500% 12/01/17                                     1,300,000   1,440,920

FL Key West                       Sewer Revenue, Series 2003, Insured: FGIC
                                    5.250% 10/01/18                                     1,000,000   1,058,370

MS V Lakes Utility District       Series 1994, 8.250% 07/15/24 (l)                        400,000     314,968

NH Industrial Development         Pennichuck Water Works, Inc., Series 1988, AMT,
Authority                           7.500% 07/01/18                                       410,000     457,769

PA Dauphin County Industrial      Dauphin Water Supply Co., Series 1992 A, AMT,
Development Authority               6.900% 06/01/24                                     3,200,000   3,870,304
                                  ---------------------------------------------------- ---------- -----------
                                  Water & Sewer Total                                               8,135,701
Utilities Total                                                                                    86,515,926
                                  Total Municipal Bonds (cost of $661,236,971)                    675,565,240

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)

Municipal Preferred Stocks - 1.2%

Housing - 1.2%                                                                        Par ($)   Value ($)
Multi-Family - 1.2%
Charter Mac Equity Issuer Trust AMT,
                                  6.300% 04/30/19 (f)                                 1,000,000 1,067,540
                                Series 1999, AMT,
                                  6.625% 06/30/09 (f)                                 2,000,000 2,104,160
                                Series 2000, AMT,
                                  7.600% 11/30/10 (f)                                 1,500,000 1,653,345

GMAC Municipal Mortgage Trust   AMT:
                                  5.600% 10/31/39 (f)                                 1,000,000 1,024,670
                                 5.700% 10/31/40 (f)                                  1,500,000 1,494,810

MuniMae Trust                   AMT,
                                  5.800% 06/30/49 (f)                                 1,000,000 1,003,690
                                ----------------------------------------------------- --------- ---------
                                Multi-Family Total                                              8,348,215
Housing Total                                                                                   8,348,215
                                Total Municipal Preferred Stocks (cost of $8,000,000)           8,348,215
Investment Company - 0.0%                                                             Shares
                                Dreyfus Tax-Exempt Cash Management Fund                  23,812    23,812
                                ----------------------------------------------------- --------- ---------
                                Total Investment Company (cost of $23,813)                         23,812
Short-Term Obligations - 1.9%                                                         Par ($)
Variable Rate Demand Notes (m) - 1.9%
FL Orange County School Board   Series 2000 B, Insured: AMBAC,
                                  SPA: SunTrust Bank N.A.
                                  3.990% 08/01/25                                       700,000   700,000

IA Finance Authority            Village Court Associates, Series 1985 A,
                                  4.020% 11/01/15                                       600,000   600,000

IA Woodbury County Educational  Siouxland Medical Educational Foundation, Inc.,
Facility                          Series 1996, LOC: U.S. Bank N.A.
                                  4.020% 11/01/16                                     1,500,000 1,500,000

IL Health Facilities Authority  OSF Healthcare Systems, Series 2002,
                                  LOC: Fifth Third Bank
                                  3.990% 11/15/27                                     2,200,000 2,200,000

IN Health Facility Financing    Fayette Memorial Hospital Association, Inc.,
Authority                         Series 2002 A, LOC: U.S. Bank N.A.
                                  4.090% 10/01/32                                     1,670,000 1,670,000

MN Brooklyn Center              BCC Associates LLC, Series 2001, LOC: U.S. Bank N.A.
                                  4.090% 12/01/14                                       300,000   300,000

MN Center City Health Care      Hazelden Foundation Project,
Facilities                        Series 2005, LOC: Bank of New York
                                   4.040% 11/01/35                                      600,000   600,000

MN Higher Education Facilities  St. Olaf College:
Authority                         Series 2000 5-H,
                                   4.040% 10/01/30                                      200,000   200,000
                                 Series 2002, LOC: Harris Trust & Savings Bank
                                   4.040% 10/01/32                                      900,000   900,000

SD County of Lawrence           Homestake Mining Co.,
                                  Series 1997 B, LOC: Chase Manhattan Bank
                                  3.960% 07/01/32                                       400,000   400,000

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)


Short-Term Obligations (continued)                                                     Par ($)   Value ($)
Variable Rate Demand Notes (m) (continued)

SD Health & Educational Facilities  Rapid City Regional Hospital, Series 2003,
Authority                             Insured: MBIA, SPA: U.S. Bank N.A.
                                      4.040% 09/01/27                                    300,000     300,000

TX Bell County Health Facilities    Series 2000 B-1, SPA: Morgan Guaranty Trust
Development Corp.                     4.030% 08/15/29                                  1,000,000   1,000,000

TX Harris County Health Facilities  YMCA-Greater Houston Area, Series 2002, LOC:
Development Corp.                     JPMorgan Chase Bank
                                      4.030% 07/01/37                                  1,300,000   1,300,000

WI Health & Educational Facilities  ProHealth Care, Inc., Series 2001 B,
Authority                             4.040% 08/15/30                                    500,000     500,000

WY Lincoln County Pollution Control ExxonMobil Corp., Series 1984 C,
Revenue                               3.970% 11/01/14                                    600,000     600,000

WY Uinta County                     Chevron Corp.: Series 1992,
                                      3.980% 12/01/22                                    400,000     400,000
                                    Series 1997,
                                      3.980% 04/01/10                                    300,000     300,000
                                    -------------------------------------------------- --------- -----------
                                    Variable Rate Demand Notes Total                              13,470,000

                                    -------------------------------------------------- --------- -----------
                                    Total Short-Term Obligations (cost of $13,470,000)            13,470,000

                                    -------------------------------------------------- --------- -----------
                                    Total Investments - 98.8% (cost of $682,730,784) (n)         697,407,267

                                    -------------------------------------------------- --------- -----------
                                    Other Assets & Liabilities, Net - 1.2%                         8,560,442

                                    -------------------------------------------------- --------- -----------
                                    Net Assets - 100.0%                                          705,967,709

                              Notes to Investment Portfolio:
                           (a)Zero coupon bond.
                           (b)Denotes a restricted security, which is subject
                              to restrictions on resale under federal
                              securities laws or in transactions exempt from registration. At June 30, 2006, the value of this security represents 0.1% of net assets.

                                                      Acquisition Acquisition
   Security                                           Date        Cost
   --------                                           ----------- -----------
   CA Statewide Communities Development Authority
   Crossroads School of Arts & Sciences, Series 1998,
      6.000% 08/01/28                                 08/21/98    $275,000
      6.000% 08/01/28                                 08/31/98     700,000
                                                                  --------
                                                                  $975,000
                                                                  ========

                           (c)The issuer has filed for bankruptcy protection
                              under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2006, the value of these securities amounted to $4,623, which represents 0.0% of net assets.
                           (d)The issuer is in default of certain debt
                              covenants. Income is being fully accrued. At
                              June 30, 2006, the value of these securities amounted to $218,169, which represent 0.0% of net assets.
                           (e)Security purchased on a delayed delivery basis.
                           (f)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities, which did not include any illiquid securities except for the following, amounted to $8,789,786, which represents 1.3% of net assets.

                                                         Acquisition          Acquisition
Security                                                 Date        Par      Cost        Value
--------                                                 ----------- ---      ----------- -----
Resolution Trust Corp. Pass-Through Certificates, Series
 1993 A,                                                 11/12/93    $455,481 $463,388    $441,571

                           (g)The Fund has been informed that each issuer has
                              placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
                           (h)The security or a portion of the security is
                              pledged as collateral for open futures contracts. At June 30, 2006, the total market value of securities pledged amounted to $4,856,828.

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)


                           (i)The interest rate shown on floating rate or
                              variable rate securities reflects the rate at June 30, 2006.
                           (j)Represents fair value as determined in good faith
                              under procedures approved by the Board of Trustees.
                           (k)The issuer has filed for bankruptcy protection
                              under Chapter 11. Income is being accrued. At June 30, 2006, the value of these securities amounted to $3,053,603, which represents 0.4% of net assets.
                           (l)The issuer is in default of certain debt
                              covenants. Income is being accrued. At June 30, 2006, the value of these securities amounted to $314,968, which represents 0.0% of net assets.
                           (m)Variable rate demand notes. These securities are
                              payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at June 30, 2006.
                           (n)Cost for federal income tax purposes is
                              $682,462,869.
                              At June 30, 2006, the Fund held the following open short futures contract:

                            Number of             Aggregate   Expiration Unrealized
Type                        Contracts Value       Face Value  Date       Appreciation
----                        --------- -----       ----------  ---------- ------------
10-Year U.S. Treasury Notes 81        $ 8,493,609 $ 8,506,002  Sep-2006  $ 12,393
U.S. Treasury Bonds         139        14,825,219  15,022,408  Sep-2006   197,189
                                                                         --------
                                                                         $209,582
                                                                         ========

                              At June 30, 2006, the Trust held the following interest rate swap contract:

                Effective Expiration                     Receive Fixed  Variable  Net Unrealized
Notional Amount Date      Date       Counterparty        (Pay)   Rate   Rate      Depreciation
--------------- --------- ---------- ------------        ------- -----  --------  --------------
32,000,000      08/08/06  08/08/16   JPMorgan Chase Bank  (Pay)  4.158% BMA Index $(25,646)

                              At June 30, 2006, the composition of the Fund by Revenue Source is as follows:

                Revenue Source                  % of Net Assets
                --------------                  ---------------
                Health Care                           22.7%
                Housing                               16.7
                Tax-Backed                            15.4
                Utilities                             12.3
                Other                                 10.1
                Transportation                         6.0
                Industrials                            5.1
                Education                              4.3
                Other Revenue                          2.7
                Resource Recovery                      1.6
                Investment Company                     0.0*
                Short-Term Obligations                 1.9
                Other Assets & Liabilities, Net        1.2
                                                     -----
                                                     100.0%
                                                     =====

                              * Rounds to less than 0.1%.

                Acronym Name
                ------- ----
                 ABAG   Association of Bay Area Governments
                 AMBAC  Ambac Assurance Corp.
                 AMT    Alternative Minimum Tax
                 FGIC   Financial Guaranty Insurance Co.
                 FHA    Federal Housing Administration
                 FHLMC  Federal Home Loan Mortgage Corp.
                 FSA    Financial Security Assurance, Inc.
                 GNMA   Government National Mortgage Association
                 LOC    Letter of Credit
                 MBIA   MBIA Insurance Corp.
                 SPA    Stand-by Purchase Agreement
                 RAD    Radian Asset Assurance

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia High Yield Municipal Fund (June 30, 2006)


                                                                             ($)
Assets                    Investments, at cost                               682,730,784
                                                                             -----------
                          Investments, at value                              697,407,267
                          Cash                                                   890,173
                          Receivable for:
                           Investments sold                                    3,927,505
                           Fund shares sold                                    1,761,669
                           Interest                                           10,062,615
                          Deferred Trustees' compensation plan                    27,261
                          -------------------------------------------------- -----------
                          Total Assets                                       714,076,490

Liabilities               Net unrealized depreciation on swap contract            25,646
                          Payable for:
                           Investments purchased                               2,031,067
                           Investments purchased on a delayed delivery basis   2,495,000
                           Fund shares repurchased                               894,628
                           Futures variation margin                              145,297
                           Distributions                                       2,035,171
                           Investment advisory fee                               231,845
                           Administration fee                                     62,318
                           Transfer agent fee                                     24,554
                           Pricing and bookkeeping fees                           16,045
                           Trustees' fees                                            722
                           Custody fee                                             1,267
                           Reports to shareholders                                51,213
                           Distribution and service fees                          39,582
                           Chief compliance officer expenses and fees              1,910
                          Deferred Trustees' fees                                 27,261
                          Other liabilities                                       25,255
                          -------------------------------------------------- -----------
                          Total Liabilities                                    8,108,781

                          -------------------------------------------------- -----------
                          Net Assets                                         705,967,709

Composition of Net Assets Paid-in capital                                    714,501,069
                          Undistributed net investment income                    882,536
                          Accumulated net realized loss                      (24,276,315)
                          Net unrealized appreciation (depreciation) on:
                           Investments                                        14,676,483
                           Swap contracts                                        (25,646)
                           Futures contracts                                     209,582
                          -------------------------------------------------- -----------
                          Net Assets                                         705,967,709

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund (June 30, 2006)


                                                                 ($)
Class A Net assets                                                90,151,190
        Shares outstanding                                         8,012,380
        Net asset value per share                                      11.25(a)
        Maximum sales charge                                            4.75%
        Maximum offering price per share ($11.25/0.9525)               11.81(b)

Class B
        Net assets                                                24,734,885
        Shares outstanding                                         2,198,413
        Net asset value and offering price per share                   11.25(a)

Class C
        Net assets                                                14,726,900
        Shares outstanding                                         1,308,902
        Net asset value and offering price per share                   11.25(a)

Class Z
        Net assets                                               576,354,734
        Shares outstanding                                        51,225,280
        Net asset value, offering and redemption price per share       11.25

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia High Yield Municipal Fund

(For the Year Ended June 30, 2006)

                                                                                                ($)
Investment Income                Interest                                                        35,401,503
                                 -------------------------------------------------------------- -----------
                                 Total Investment Income                                         35,401,503

Expenses                         Investment advisory fee                                          2,670,751
                                 Administration fee                                                 723,938
                                 Distribution fee:
                                  Class B                                                           215,849
                                  Class C                                                           107,746
                                 Service fee:
                                  Class A                                                           182,157
                                  Class B                                                            57,560
                                  Class C                                                            28,714
                                 Transfer agent fee                                                 196,256
                                 Pricing and bookkeeping fees                                       214,981
                                 Trustees' fees                                                      32,751
                                 Custody fee                                                         28,696
                                 Chief compliance officer expenses and fees (See Note 4)              8,734
                                 Non-recurring costs (See Note 8)                                     8,045
                                 Other expenses                                                     371,702
                                 -------------------------------------------------------------- -----------
                                 Total Operating Expenses                                         4,847,880
                                 Interest                                                               880
                                 -------------------------------------------------------------- -----------
                                 Total Expenses                                                   4,848,760

                                 Fees waived by Transfer Agent                                       (9,921)
                                 Fees waived by Distributor - Class C                               (21,603)
                                 Non-recurring costs assumed by Investment Advisor (See Note 8)      (8,045)
                                 Custody earnings credit                                             (8,374)
                                 -------------------------------------------------------------- -----------
                                 Net Expenses                                                     4,800,817

                                 -------------------------------------------------------------- -----------
                                 Net Investment Income                                           30,600,686

Net Realized and Unrealized Gain Net realized gain (loss) on:
(Loss)                            Investments                                                    (2,060,733)
                                  Swap contracts                                                    469,953
                                  Futures contracts                                               5,087,623
                                 -------------------------------------------------------------- -----------
                                 Net realized gain                                                3,496,843

                                 Net change in unrealized appreciation (depreciation) on:
                                  Investments                                                   (13,357,220)
                                  Swap contracts                                                    (25,646)
                                  Futures contracts                                               1,707,947
                                 -------------------------------------------------------------- -----------
                                  Net change in unrealized appreciation (depreciation)          (11,674,919)
                                 -------------------------------------------------------------- -----------
                                 Net Loss                                                        (8,178,076)

                                 -------------------------------------------------------------- -----------
                                 Net Increase in Net Assets from Operations                      22,422,610

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia High Yield Municipal Fund


Increase (Decrease) in Net Assets: Year Ended June 30,                           2006 ($)     2005 ($)
Operations                         Net investment income                          30,600,686   25,057,062
                                   Net realized gain (loss)                        3,496,843  (11,520,139)
                                   Net change in unrealized appreciation
                                     (depreciation)                              (11,674,919)  30,397,298
                                   --------------------------------------------- -----------  -----------
                                   Net Increase from Operations                   22,422,610   43,934,221

Distributions Declared to          From net investment income:
Shareholders:                       Class A                                       (4,168,380)  (4,039,490)
                                    Class B                                       (1,101,520)  (1,451,136)
                                    Class C                                         (570,348)    (514,762)
                                    Class Z                                      (24,606,938) (18,981,629)
                                   --------------------------------------------- -----------  -----------
                                   Total Distributions Declared to Shareholders  (30,447,186) (24,987,017)

Share Transactions                 Class A:
                                    Subscriptions                                 15,831,789   24,413,595
                                    Distributions reinvested                       2,137,160    2,014,069
                                    Redemptions                                  (18,177,700) (15,795,139)
                                   --------------------------------------------- -----------  -----------
                                    Net Increase (Decrease)                         (208,751)  10,632,525

                                   Class B:
                                    Subscriptions                                  1,461,157    3,883,850
                                    Distributions reinvested                         524,223      690,077
                                    Redemptions                                   (9,736,528) (12,256,354)
                                   --------------------------------------------- -----------  -----------
                                    Net Increase (Decrease)                       (7,751,148)  (7,682,427)

                                   Class C:
                                    Subscriptions                                  3,732,352    4,326,866
                                    Distributions reinvested                         285,872      231,237
                                    Redemptions                                   (2,707,932)  (1,890,906)
                                   --------------------------------------------- -----------  -----------
                                    Net Increase (Decrease)                        1,310,292    2,667,197

                                   Class Z:
                                    Subscriptions                                206,749,621  155,603,726
                                    Distributions reinvested                       5,519,835    6,059,174
                                    Redemptions                                  (77,459,070) (69,107,309)
                                   --------------------------------------------- -----------  -----------
                                    Net Increase (Decrease)                      134,810,386   92,555,591
                                   Net Increase from Share Transactions          128,160,779   98,172,886

                                   --------------------------------------------- -----------  -----------
                                   Total Increase in Net Assets                  120,136,203  117,120,090

Net Assets                         Beginning of period                           585,831,506  468,711,416
                                   End of period                                 705,967,709  585,831,506
                                   Undistributed net investment income at end of
                                     period                                          882,536      844,636
                                   --------------------------------------------- -----------  -----------

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund


Increase (Decrease) in Net Assets: Year Ended June 30,                  2006        2005
Changes in Shares                  Class A:
                                    Subscriptions                        1,396,582   2,168,016
                                    Issued for distributions reinvested    188,737     178,946
                                    Redemptions                         (1,604,445) (1,405,266)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)                (19,126)    941,696

                                   Class B:
                                    Subscriptions                          129,061     345,103
                                    Issued for distributions reinvested     46,291      61,363
                                    Redemptions                           (859,027) (1,090,001)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)               (683,675)   (683,535)

                                   Class C:
                                    Subscriptions                          329,479     384,643
                                    Issued for distributions reinvested     25,249      20,544
                                    Redemptions                           (239,309)   (167,685)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)                115,419     237,502

                                   Class Z:
                                    Subscriptions                       18,245,990  13,801,567
                                    Issued for distributions reinvested    487,413     538,636
                                    Redemptions                         (6,839,796) (6,145,800)
                                   ------------------------------------ ----------  ----------
                                    Net Increase (Decrease)             11,893,607   8,194,403

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                               Year Ended June 30,
                                                ---------------------------------------------
                                                2006        2005     2004     2003     2002
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 11.39     $ 10.96  $ 11.25  $ 11.26  $11.13

Income from Investment Operations:
Net investment income (b)                          0.52        0.54     0.56     0.60    0.61(c)
Net realized and unrealized gain (loss)           (0.14)       0.43    (0.33)    0.11    0.15(c)
                                                -------     -------  -------  -------  ------
Total from Investment Operations                   0.38        0.97     0.23     0.71    0.76

Less Distributions Declared to Shareholders:
From net investment income                        (0.52)      (0.54)   (0.52)   (0.72)  (0.63)

Net Asset Value, End of Period                  $ 11.25     $ 11.39  $ 10.96  $ 11.25  $11.26
Total return (d)                                   3.39%(e)    9.00%    2.10%    6.58%   6.93%

Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                       0.85%       0.87%    0.89%    1.07%   1.13%
Net investment income (g)                          4.60%       4.79%    5.04%    5.39%   5.41%(c)
Waiver/reimbursement                                 --%(i)      --       --       --      --
Portfolio turnover rate                              13%          7%      10%      17%     16%(j)
Net assets, end of period (000's)               $90,151     $91,470  $77,738  $78,335  $   42


(a)Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets from 5.37% to 5.41%. The impact to the net investment income and the net realized and unrealized gain was less than $0.01.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.
(i)Rounds to less than 0.1%.
(j)Portfolio turnover rate disclosed is for the SR&F High-Yield Municipals Portfolio.

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
                                                                              Period
                                                                              Ended
                                                     Year Ended June 30,      June 30,
                                                ----------------------------  2003 (a)
                                                2006        2005     2004     --------
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 11.39     $ 10.96  $ 11.25  $ 11.31

Income from Investment Operations:
Net investment income (b)                          0.43        0.46     0.48     0.51
Net realized and unrealized gain (loss)           (0.14)       0.42    (0.33)    0.05
                                                -------     -------  -------  -------
Total from Investment Operations                   0.29        0.88     0.15     0.56

Less Distributions Declared to Shareholders:
From net investment income                        (0.43)      (0.45)   (0.44)   (0.62)

Net Asset Value, End of Period                  $ 11.25     $ 11.39  $ 10.96  $ 11.25
Total return (c)                                   2.62%(d)    8.19%    1.33%    5.14%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.60%       1.62%    1.64%    1.81%(g)
Net investment income (f)                          3.85%       4.04%    4.29%    4.70%(g)
Waiver/reimbursement                                 --%(h)      --       --       --
Portfolio turnover rate                              13%          7%      10%      17%
Net assets, end of period (000's)               $24,735     $32,824  $39,097  $51,292



(a)Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits had an impact of less than 0.01%.
(g)Annualized.
(h)Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:


Class C Shares
                                                                           Period
                                                                           Ended
                                                   Year Ended June 30,     June 30,
                                                -------------------------  2003 (a)
                                                2006     2005     2004     --------
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 11.39  $ 10.96  $ 11.25  $11.31

Income from Investment Operations:
Net investment income (b)                          0.45     0.47     0.49    0.51
Net realized and unrealized gain (loss)           (0.14)    0.43    (0.32)   0.07
                                                -------  -------  -------  ------
Total from Investment Operations                   0.31     0.90     0.17    0.58

Less Distributions Declared to Shareholders:
From net investment income                        (0.45)   (0.47)   (0.46)  (0.64)

Net Asset Value, End of Period                  $ 11.25  $ 11.39  $ 10.96  $11.25
Total return (c)(d)                                2.77%    8.35%    1.48%   5.29%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.45%    1.47%    1.49%   1.67%(g)
Net investment income (f)                          3.99%    4.19%    4.44%   4.75%(g)
Waiver/reimbursement                               0.15%    0.15%    0.15%   0.15%(g)
Portfolio turnover rate                              13%       7%      10%     17%
Net assets, end of period (000's)               $14,727  $13,593  $10,482  $9,110



(a)Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits had an impact of less than 0.01%.
(g)Annualized.

                                See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
                                                                  Year Ended June 30,
                                                ---------------------------------------------------
                                                2006         2005      2004      2003 (a)  2002
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  11.39     $  10.96  $  11.25  $  11.26  $  11.12

Income from Investment Operations:
Net investment income (b)                           0.54         0.56      0.58      0.63      0.64(c)
Net realized and unrealized gain (loss)            (0.14)        0.43     (0.32)     0.11      0.15(c)
                                                --------     --------  --------  --------  --------
Total from Investment Operations                    0.40         0.99      0.26      0.74      0.79

Less Distributions Declared to Shareholders:
From net investment income                         (0.54)       (0.56)    (0.55)    (0.75)    (0.65)

Net Asset Value, End of Period                  $  11.25     $  11.39  $  10.96  $  11.25  $  11.26
Total return (d)                                    3.59%(e)     9.22%     2.33%     6.82%     7.30%

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                        0.65%        0.67%     0.69%     0.86%     0.88%
Net investment income (f)                           4.80%        4.99%     5.24%     5.59%     5.66%(c)
Waiver/reimbursement                                  --%(g)       --        --        --        --
Portfolio turnover rate                               13%           7%       10%       17%       16%(h)
Net assets, end of period (000's)               $576,355     $447,945  $341,394  $244,784  $213,271


(a)On July 15, 2002, the existing Fund Class S shares were redesignated Class Z shares.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets from 5.62% to 5.66%. The impact to the net investment income and the net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits had an impact of less than 0.01%.
(g)Rounds to less than 0.1%.
(h)Portfolio turnover rate disclosed is for the SR&F High-Yield Municipals Portfolio.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia High Yield Municipal Fund (June 30,
2006)


Note 1. Organization

Columbia High Yield Municipal Fund (the "Fund"), a series of Columbia Funds Series Trust I, formerly Columbia Funds Trust IX (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks a high level of total return consisting of current income exempt from federal income tax and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

46

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Columbia High Yield Municipal Fund (June 30, 2006)



Futures Contracts

The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Swap Contracts

The Fund may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in its records in an amount equal to the delayed delivery commitment.

Columbia High Yield Municipal Fund (June 30, 2006)



Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, capital loss carry forwards expired and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                  Accumulated    Accumulated
                  Net Investment Net Realized
                  Income         Loss         Paid-In Capital
                  $(115,600)     $6,049,573   $(5,933,973)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 was as follows:

                                       June 30, 2006 June 30, 2005
              Distributions paid from:
              Tax-Exempt Income         $30,364,551   $24,945,098
              Ordinary Income*               82,635        41,919
              Long-Term Capital Gains            --            --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:

           Undistributed Undistributed Undistributed Net Unrealized
           Tax-Exempt    Ordinary      Long-term     Appreciation
           Income        Income        Capital Gains (Depreciation)*
           $2,890,064         $--           $--        $14,944,398

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at June 30, 2006, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $22,738,895
                    Unrealized depreciation      (7,794,497)
                    Net unrealized appreciation $14,944,398

Columbia High Yield Municipal Fund (June 30, 2006)



The following capital loss carryforwards, determined as of June 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  Year of Expiration Capital Loss Carryforward
                  2007                 1,931,613
                  2008                 2,738,332
                  2009                 1,928,565
                  2010                 1,780,434
                  2011                   697,947
                  2012                 1,587,432
                  2013                 5,621,572
                  2014                   466,991
                  Total              $16,752,886

Of the capital loss carryforwards attributable to the Fund, $6,846,435 ($1,931,613 will expire on June 30, 2007, $2,738,332 will expire on June 30, 2008, $1,081,414 will expire on June 30, 2009 and $1,095,076 will expire on
June 30, 2010) was obtained in the merger with Liberty High Yield Municipal Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $5,933,974 expired during the year ended June 30, 2006. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2006, post-October capital losses of $1,689,518 attributed to security transactions were deferred to July 1, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets     Annual Fee Rate
                  First $100 million           0.450%
                  $100 million to $200 million 0.425%
                  Over $200 million            0.400%

For the year ended June 30, 2006, the Fund's effective investment advisory fee rate was 0.41% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets     Annual Fee Rate
                  First $100 million                0.150%
                  $100 million to $200 million      0.125%
                  Over $200 million                 0.100%

For the year ended June 30, 2006, the Fund's effective administration fee rate was 0.11% of the Fund's average daily net assets.

Columbia High Yield Municipal Fund (June 30, 2006)



Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended June 30, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.033% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to April 1, 2006, the Transfer Agent received a fee, paid monthly, at the annual rate of $15.23 per open account and prior to November 1, 2005, the annual rate was $34.00. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived fees of $9,921 for the Fund.

For the year ended June 30, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.03%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended June 30, 2006, the Distributor has retained net underwriting discounts of $13,298 on sales of the Fund's Class A shares and received net CDSC of $65,002 and $1,561 on Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Columbia High Yield Municipal Fund (June 30, 2006)



Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended June 30, 2006, the Fund paid $2,514 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $250,162,734 and $83,260,600, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended June 30, 2006, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of June 30, 2006, the Fund had a shareholder that held 59.30% of the shares outstanding whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion.

Note 8. Disclosure of Significant Risks and Contingencies

Municipal Bond Tax Status

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Services, Inc., except for Radian Asset Assurance, Inc. which is rated Aa3. At June 30, 2006, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

             Insurer                          % of Total Investment
             MBIA Insurance Corp.                      8.9%
             Ambac Assurance Corp.                     5.9
             Financial Guaranty Insurance Co.          5.2

Geographic Concentration

The Fund has greater than 5% of its total investments at June 30, 2006 invested in debt obligations issued by the states of California, Florida, Massachusetts, New York and Texas and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic

Columbia High Yield Municipal Fund (June 30, 2006)


and political factors adversely affecting issuers of the states' municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common

Columbia High Yield Municipal Fund (June 30, 2006)


law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006 the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended June 30, 2006, Columbia has assumed $8,045 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Report of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund") (a series of Columbia Funds Series Trust I, formerly Columbia Funds Trust IX) at June 30, 2006, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the years ended June 30, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the three years in the period ended June 30, 2003 were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2006

Unaudited Information - Columbia High Yield Municipal Fund


Federal Income Tax Information

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

As of June 30, 2006, 18.51% of distributions from net investment income is subject to alternative minimum tax.

Trustees - Columbia High Yield Municipal Fund


The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Douglas A. Hacker (Born 1955)             Executive Vice President-Strategy of United Airlines
   c/o Columbia Management Advisors, LLC     (airline) from December, 2002 to April, 2006;
   One Financial Center                      (formerly President of UAL Loyalty Services (airline)
   Boston, MA 02111                          from September, 2001 to December, 2002; Executive Vice
   Trustee (since 1996)                      President and Chief Financial Officer of United
                                             Airlines from July, 1999 to September, 2001; Senior
                                             Vice President-Finance from March, 1993 to July,
                                             1999). Oversees 83, Nash Finch Company (food
                                             distributor)

   Janet Langford Kelly (Born 1957)          Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP
   c/o Columbia Management Advisors, LLC     (law firm) since March, 2005; Adjunct Professor of
   One Financial Center                      Law, Northwestern University, since September, 2004
   Boston, MA 02111                          (formerly Chief Administrative Officer and Senior Vice
   Trustee (since 1996)                      President, Kmart Holding Corporation (consumer goods),
                                             from September, 2003 to March, 2004; Executive Vice
                                             President-Corporate Development and Administration,
                                             General Counsel and Secretary, Kellogg Company (food
                                             manufacturer), from September, 1999 to August, 2003;
                                             Senior Vice President, Secretary and General Counsel,
                                             Sara Lee Corporation (branded, packaged,
                                             consumer-products manufacturer) from January, 1995 to
                                             September, 1999). Oversees 83, UAL Corporation
                                             (airline)

   Richard W. Lowry (Born 1936)              Private Investor since August, 1987 (formerly Chairman
   c/o Columbia Management Advisors, LLC     and Chief Executive Officer, U.S. Plywood Corporation
   One Financial Center                      (building products manufacturer until 1987)). Oversees
   Boston, MA 02111                          85/2/, None
   Trustee (since 1995)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Messrs. Lowry and Neuhauser also serve as directors/trustees of the Liberty
   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

Columbia High Yield Municipal Fund


                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Charles R. Nelson (Born 1943)             Professor of Economics, University of Washington,
   c/o Columbia Management Advisors, LLC     since January, 1976; Ford and Louisa Van Voorhis
   One Financial Center                      Professor of Political Economy, University of
   Boston, MA 02111                          Washington, since September, 1993 (formerly Director,
   Trustee (since 1981)                      Institute for Economic Research, University of
                                             Washington from September, 2001 to June, 2003);
                                             Adjunct Professor of Statistics, University of
                                             Washington, since September, 1980; Associate Editor,
                                             Journal of Money Credit and Banking, since September,
                                             1993; consultant on econometric and statistical
                                             matters. Oversees 83, None

   John J. Neuhauser (Born 1942)             University Professor, Boston College since November,
   c/o Columbia Management Advisors, LLC     2005; Academic Vice President and Dean of Faculties
   One Financial Center                      from August, 1999 to October, 2005, Boston College.
   Boston, MA 02111                          Oversees 85/2/, None
   Trustee (since 1985)

   Patrick J. Simpson (Born 1944)            Partner, Perkins Coie LLP (law firm). Oversees 83, None
   c/o Columbia Management Advisors, LLC
   One Financial Center
   Boston, MA 02111
   Trustee (since 2000)

   Thomas E. Stitzel (Born 1936)             Business Consultant since 1999; Chartered Financial
   c/o Columbia Management Advisors, LLC     Analyst. Oversees 83, None
   One Financial Center
   Boston, MA 02111
   Trustee (since 1998)

   Thomas C. Theobald (Born 1937)            Partner and Senior Advisor, Chicago Growth Partners
   c/o Columbia Management Advisors, LLC     (private equity investing) since September, 2004
   One Financial Center                      (formerly Managing Director, William Blair Capital
   Boston, MA 02111                          Partners (private equity investing) from September,
   Trustee and Chairman of the Board/4/      1994 to September, 2004). Oversees 83/3/, Anixter
   (since 1996)                              International (network support equipment distributor);
                                             Ventas, Inc. (real estate investment trust); Jones
                                             Lang LaSalle (real estate management services) and
                                             Ambac Financial Group (financial guaranty insurance)

/3/Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Columbia High Yield Municipal Fund


                                             Principal occupation(s) during past five years, Number
Name, address and age, Position with funds,  of portfolios in Columbia Funds Complex overseen by
Year first elected or appointed to office/1/ trustee/director, Other directorships held

   Disinterested Trustees

   Anne-Lee Verville (Born 1945)             Retired since 1997 (formerly General Manager, Global
   c/o Columbia Management Advisors, LLC     Education Industry, IBM Corporation (computer and
   One Financial Center                      technology) from 1994 to 1997). Oversees 83, Chairman
   Boston, MA 02111                          of the Board of Directors, Enesco Group, Inc.
   Trustee (since 1998)                      (producer of giftware and home and garden decor
                                             products)

   Interested Trustee

   William E. Mayer (Born 1940)              Partner, Park Avenue Equity Partners (private equity)
   c/o Columbia Management Advisors, LLC     since February, 1999 (formerly Partner, Development
   One Financial Center                      Capital LLC from November, 1996 to February, 1999).
   Boston, MA 02111                          Oversees 83/4/, Lee Enterprises (print media), WR
   Trustee (since 1994)                      Hambrecht + Co. (financial service provider); Reader's
                                             Digest (publishing); OPENFIELD Solutions (retail
                                             industry technology provider)



/4/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers - Columbia High Yield Municipal Fund


Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office Principal occupation(s) during past five years

     Christopher L. Wilson (Born 1957)           Head of Mutual Funds since August, 2004 and Managing
     One Financial Center                        Director of the Advisor since September, 2005;
     Boston, MA 02111                            President and Chief Executive Officer, CDC IXIS Asset
     President (since 2004)                      Management Services, Inc. (investment management) from
                                                 September, 1998 to August, 2004.

     James R. Bordewick, Jr. (Born 1959)         Associate General Counsel, Bank of America since
     One Financial Center                        April, 2005; Senior Vice President and Associate
     Boston, MA 02111                            General Counsel, MFS Investment Management (investment
     Senior Vice President, Secretary and        management) prior to April, 2005.
     Chief Legal Officer (since 2006)

     J. Kevin Connaughton (Born 1964)            Managing Director of the Advisor since February, 1998.
     One Financial Center
     Boston, MA 02111
     Senior Vice President,
     Chief Financial Officer and Treasurer
     (since 2000)

     Mary Joan Hoene (Born 1949)                 Senior Vice President and Chief Compliance Officer of
     100 Federal Street                          various funds in the Fund Complex; Partner, Carter,
     Boston, MA 02110                            Ledyard & Milburn LLP (law firm) from January, 2001 to
     Senior Vice President and                   August, 2004.
     Chief Compliance Officer
     (since 2004)

     Michael G. Clarke (Born 1969)               Director of Fund Administration since January, 2006;
     One Financial Center                        Managing Director of Columbia Management Advisors, LLC
     Boston, MA 02111                            September, 2004 to December, 2005; Vice President Fund
     Chief Accounting Officer and                Administration June, 2002 to September, 2004. Vice
     Assistant Treasurer                         President Product Strategy and Development from
     (since 2004)                                February, 2001 to June, 2002.

     Jeffrey R. Coleman (Born 1969)              Director of Fund Administration since January, 2006;
     One Financial Center                        Fund Controller from October 2004 to January 2006;
     Boston, MA 02111                            Vice President of CDC IXIS Asset Management Services,
     Deputy Treasurer (since 2006)               Inc. (investment management) from August, 2000 to
                                                 September, 2004.

     Joseph F. DiMaria (Born 1968)               Director of Fund Administration since January, 2006;
     One Financial Center                        Head of Tax/Compliance and Assistant Treasurer from
     Boston, MA 02111                            November, 2004 to December, 2005; Director of Trustee
     Deputy Treasurer (since 2006)               Administration (Sarbanes-Oxley) from May, 2003 to
                                                 October, 2004; Senior Audit Manager,
                                                 PricewaterhouseCoopers (independent registered public
                                                 accounting firm) from July, 2000 to April, 2003.

     Ty S. Edwards (Born 1966)                   Director of Fund Administration since January, 2006;
     One Financial Center                        Vice President of the Advisor from July, 2002 to
     Boston, MA 02111                            December, 2005; Assistant Vice president and Director,
     Deputy Treasurer (since 2006)               State Street Corporation (financial services) prior to
                                                 2002.

     Barry S. Vallan (Born 1969)                 Vice President-Fund Treasury of the Advisor since
     One Financial Center                        October, 2004; Vice President-Trustee Reporting from
     Boston, MA 02111                            April, 2002 to October, 2004; Management Consultant,
     Controller (since 2006)                     PricewaterhouseCoopers (independent registered public
                                                 accounting firm) prior to October, 2002.

Columbia Funds

         --------------------------------------------------------------
         Growth funds            Columbia Acorn Fund
                                 Columbia Acorn Select
                                 Columbia Acorn USA
                                 Columbia Growth Stock Fund
                                 Columbia Large Cap Growth Fund
                                 Columbia Marsico 21st Century Fund
                                 Columbia Marsico Focused Equities Fund
                                 Columbia Marsico Growth Fund
                                 Columbia Marsico Mid Cap Growth Fund
                                 Columbia Mid Cap Growth Fund
                                 Columbia Small Cap Growth Fund I
                                 Columbia Small Cap Growth Fund II
                                 Columbia Small Company Equity Fund
         --------------------------------------------------------------
         Core funds              Columbia Common Stock Fund
                                 Columbia Large Cap Core Fund
                                 Columbia Small Cap Core Fund
                                 Columbia Young Investor Fund
         --------------------------------------------------------------
         Value funds             Columbia Disciplined Value Fund
                                 Columbia Dividend Income Fund
                                 Columbia Large Cap Value Fund
                                 Columbia Mid Cap Value Fund
                                 Columbia Small Cap Value Fund I
                                 Columbia Small Cap Value Fund II
                                 Columbia Strategic Investor Fund
         --------------------------------------------------------------
         Asset Allocation/Hybrid Columbia Asset Allocation Fund
         funds                   Columbia Asset Allocation Fund II
                                 Columbia Balanced Fund
                                 Columbia Liberty Fund
                                 Columbia LifeGoal/TM/ Balanced Growth
                                 Portfolio
                                 Columbia LifeGoal/TM/ Growth Portfolio
                                 Columbia LifeGoal/TM/ Income Portfolio
                                 Columbia LifeGoal/TM/ Income and
                                 Growth Portfolio
                                 Columbia Masters Global Equity
                                 Portfolio
                                 Columbia Masters Heritage Portfolio
                                 Columbia Masters International Equity
                                 Portfolio
                                 Columbia Thermostat Fund
         --------------------------------------------------------------
         Index funds             Columbia Large Cap Enhanced Core Fund
                                 Columbia Large Cap Index Fund
                                 Columbia Mid Cap Index Fund
                                 Columbia Small Cap Index Fund
         --------------------------------------------------------------
         Tax-Managed fund        Columbia Tax-Managed Growth Fund
         --------------------------------------------------------------
         Specialty funds         Columbia Convertible Securities Fund
                                 Columbia Real Estate Equity Fund
                                 Columbia Technology Fund
                                 Columbia Utilities Fund

       -----------------------------------------------------------------
       Global/International funds Columbia Acorn International
                                  Columbia Acorn International Select
                                  Columbia Global Value Fund
                                  Columbia Greater China Fund
                                  Columbia International Stock Fund
                                  Columbia International Value Fund
                                  Columbia Marsico International
                                  Opportunities Fund
                                  Columbia Multi-Advisor International
                                  Equity Fund
                                  Columbia World Equity Fund
       -----------------------------------------------------------------
       Taxable Bond funds         Columbia Conservative High Yield Fund
                                  Columbia Core Bond Fund
                                  Columbia Federal Securities Fund
                                  Columbia High Income Fund
                                  Columbia High Yield Opportunity Fund
                                  Columbia Income Fund
                                  Columbia Intermediate Bond Fund
                                  Columbia Intermediate Core Bond Fund
                                  Columbia Short Term Bond Fund
                                  Columbia Strategic Income Fund
                                  Columbia Total Return Bond Fund
                                  Columbia U.S. Treasury Index Fund
       -----------------------------------------------------------------
       Tax-Exempt Bond funds      Columbia California Tax-Exempt Fund
                                  Columbia California Intermediate
                                  Municipal Bond Fund
                                  Columbia Connecticut Tax-Exempt Fund
                                  Columbia Connecticut Intermediate
                                  Municipal Bond Fund
                                  Columbia Florida Intermediate
                                  Municipal Bond Fund
                                  Columbia Georgia Intermediate
                                  Municipal Bond Fund
                                  Columbia High Yield Municipal Fund
                                  Columbia Intermediate Municipal Bond
                                  Fund
                                  Columbia Massachusetts Intermediate
                                  Municipal Bond Fund
                                  Columbia Massachusetts Tax-Exempt Fund
                                  Columbia Maryland Intermediate
                                  Municipal Bond Fund
                                  Columbia Municipal Income Fund
                                  Columbia North Carolina Intermediate
                                  Municipal Bond Fund
                                  Columbia New York Tax-Exempt Fund
                                  Columbia New Jersey Intermediate
                                  Municipal Bond Fund
                                  Columbia New York Intermediate
                                  Municipal Bond Fund
                                  Columbia Oregon Intermediate
                                  Municipal Bond Fund
                                  Columbia Rhode Island Intermediate
                                  Municipal Bond Fund
                                  Columbia South Carolina Intermediate
                                  Municipal Bond Fund
                                  Columbia Short Term Municipal Bond
                                  Fund
                                  Columbia Tax-Exempt Fund
                                  Columbia Tax-Exempt Insured Fund
                                  Columbia Texas Intermediate Municipal
                                  Bond Fund
                                  Columbia Virginia Intermediate
                                  Municipal Bond Fund

           ---------------------------------------------------------
           Money Market funds Columbia California Tax-Exempt
                              Reserves
                              Columbia Cash Reserves
                              Columbia Connecticut Municipal
                              Reserves
                              Columbia Government Plus Reserves
                              Columbia Government Reserves
                              Columbia Massachusetts Municipal
                              Reserves
                              Columbia Money Market Reserves
                              Columbia Municipal Reserves
                              Columbia New York Tax-Exempt Reserves
                              Columbia Prime Reserves
                              Columbia Tax-Exempt Reserves
                              Columbia Treasury Reserves



For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.
Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Important Information About This Report

Columbia High Yield Municipal Fund

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston MA 02110

  Independent Registered Public Accounting Firm

  PricewaterhouseCoopers LLP
  125 High Street
  Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia High Yield Municipal Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation, of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield Municipal Fund

Annual Report - June 30, 2006
[GRAPHIC] Columbia Management\(R)\

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/112006-0606 (08/06) 06/27553

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                 2006           2005
                                 ----           ----
                                $59,500        $53,700

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                 2006           2005
                                 ----           ----
                                $9,400         $7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to the review of the registrant's anti-money laundering program.

During the fiscal years ended June 30, 2006 and June 30, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                 2006           2005
                                 ----           ----
                                $7,800         $7,400

Tax Fees consist primarily of the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended June 30, 2006 and June 30, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                  2006          2005
                                  ----          ----
                                   $0            $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                 2006           2005
                                 ----           ----
                               $359,600        $95,500

In both fiscal years 2006 and 2005, All Other Fees include an internal control review of the registrant's transfer agent. Also included in fiscal year 2006 All Other Fees is an internal control examination of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2006 and June 30, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2006 and June 30, 2005 are approximately as follows:

                                2006            2005
                                ----            ----
                              $376,800        $110,300

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I -- Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Columbia Funds Series Trust I
             ---------------------------------------------------
By (Signature and Title) /s/ Christopher L. Wilson
                         ---------------------------------------
                         Christopher L. Wilson, President

Date                     August 28, 2006
     -----------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher L. Wilson
                         ---------------------------------------
                         Christopher L. Wilson, President

Date                     August 28, 2006
     -----------------------------------------------------------
By (Signature and Title) /s/ J. Kevin Connaughton
                         ---------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     August 28, 2006
     -----------------------------------------------------------